EXHIBIT 10.1

REVOLVING CREDIT AGREEMENT
DATED AS OF SEPTEMBER 26, 2014

AMONG
CORENERGY INFRASTRUCTURE TRUST, INC.
as Borrower,
THE GUARANTORS WHICH ARE OR MAY BECOME SIGNATORY HERETO,
as Guarantors,
AND
REGIONS BANK,
as a Lender, Swing Line Lender, LC Issuer and Agent

AND

THE OTHER LENDERS WHICH ARE OR MAY BECOME
PARTIES TO THIS AGREEMENT
AND
REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK
 as Arranger, Syndication Agent and Documentation Agent
AND
REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK
 as Sole Book Runner

	§5.1	Collateral.	49
	§5.2	Operating Account.	49
	§5.3	Advance Account.	50
	§5.4	[Reserved].	50
	§5.5	Release of Collateral	50

§6.	REPRESENTATIONS AND WARRANTIES AND COVENANTS		50
	§6.1	Corporate Authority, Etc.	50
	§6.2	Approvals.	51
	§6.3	Title to Properties; Leases.	52
	§6.4	Financial Statements.	52
	§6.5	No Material Adverse Changes.	52
	§6.6	Franchises, Patents, Copyrights, Etc.	52
	§6.7	Litigation.	53
	§6.8	No Materially Adverse Contracts, Etc.	53
	§6.9	Compliance with Organizational Documents, Other Instruments, Laws, Etc.	53
	§6.10	Tax Status.	53
	§6.11	No Event of Default.	54
	§6.12	Investment Company Act.	54
	§6.13	[RESERVED]	54
	§6.14	Setoff, Etc.	54
	§6.15	Certain Transactions.	54
	§6.16	Employee Benefit Plans.	54
	§6.17	Regulations T, U and X.	55
	§6.18	Environmental Compliance.	55
	§6.19	Loan Documents.	57
	§6.20	Eligible Assets.	57
	§6.21	Reserved.	59
	§6.22	Brokers.	59
	§6.23	[RESERVED]	59
	§6.24	OFAC.	59
	§6.25	No Fraudulent Intent.	59
	§6.26	Reserved.	59
	§6.27	Solvency.	59
	§6.28	No Bankruptcy Filing.	60
	§6.29	Other Debt.	60

§7.	AFFIRMATIVE COVENANTS OF LOAN PARTIES		60
	§7.1	Punctual Payment.	60
	§7.2	Maintenance of Office.	60
	§7.3	Records and Accounts.	61
	§7.4	Financial Statements, Certificates and Information.	61
	§7.5	Notices.	62
	§7.6	Existence; Maintenance of Properties.	64
	§7.7	Insurance.	64
	§7.8	Taxes.	65

	§7.9	Inspection of Property and Books.	66
	§7.10	Compliance with Laws, Contracts, Licenses, and Permits.	66
	§7.11	Further Assurances.	66
	§7.12	Plan Assets.	66
	§7.13	Registered Servicemark.	66
	§7.14	Unrestricted Subsidiaries.	67
	§7.15	Rents; Power of Attorney.	67

§8.	CERTAIN NEGATIVE COVENANTS OF LOAN PARTIES		67
	§8.1	Restrictions on Indebtedness.	67
	§8.2	Restrictions on Liens, Etc.	68
	§8.3	Restrictions on Investments.	69
	§8.4	Merger, Consolidation.	70
	§8.5	Compliance with Environmental Laws.	70
	§8.6	Distributions.	72
	§8.7	Organizational Documents; Material Contracts.	72
	§8.8	Certain Management Fees.	72
	§8.9	Subsidiaries.	72
	§8.10	Designation and Conversion of Restricted and Unrestricted Subsidiaries; Debt of Unrestricted Subsidiaries.	72
	§8.11	Limitations on Dispositions.	73
	§8.12	Conduct of Businesses.	74

§9.	FINANCIAL COVENANTS OF BORROWER		74
	§9.1	Corporate Financial Covenants.	74

§10.	CLOSING CONDITIONS		74
	§10.1	Loan Documents.	75
	§10.2	Certified Copies of Organizational Documents.	75
	§10.3	Resolutions.	75
	§10.4	Incumbency Certificate; Authorized Signers.	75
	§10.5	Opinion of Counsel.	75
	§10.6	Payment of Fees.	76
	§10.7	Insurance.	76
	§10.8	Performance; No Default.	76
	§10.9	Representations and Warranties.	76
	§10.10	Proceedings and Documents.	76
	§10.11	Compliance Certificate.	76
	§10.12	Other Documents.	76
	§10.13	Reserved.	76
	§10.14	No Litigation.	76
	§10.15	Other.	77

§11.	CONDITIONS TO ALL BORROWINGS		77
	§11.1	Representations True; No Default.	77
	§11.2	No Legal Impediment.	77
	§11.3	Borrowing Documents.	77
	§11.4	Security Documents.	77

§12.	EVENTS OF DEFAULT; ACCELERATION; ETC.		78
	§12.1	Events of Default and Acceleration.	78
	§12.2	Limitation of Cure Periods.	81
	§12.3	[RESERVED].	81
	§12.4	Remedies.	81
	§12.5	Distribution of Collateral Proceeds.	81

§13.	SETOFF		82
	§13.1	Setoff.	82
	§13.2	Sharing of Payments by Lenders.	83

§14.	THE AGENT		84
	§14.1	Authorization.	84
	§14.2	Employees and Agents.	84
	§14.3	No Liability.	84
	§14.4	No Representations.	85
	§14.5	Payments.	86
	§14.6	Holders of Notes.	88
	§14.7	Indemnity.	88
	§14.8	Agent as Lender.	89
	§14.9	Resignation.	89
	§14.10	Duties in the Case of Enforcement.	90
	§14.11	Request for Agent Action.	90
	§14.12	Removal of Agent.	90
	§14.13	Bankruptcy.	91

§15.	EXPENSES		91

§16.	INDEMNIFICATION		92

§17.	SURVIVAL OF COVENANTS, ETC.		93

§18.	ASSIGNMENT AND PARTICIPATION		93
	§18.1	Conditions to Assignment by Lenders.	93
	§18.2	Register.	95
	§18.3	New Notes.	95
	§18.4	Participations.	96
	§18.5	Pledge by Lender.	96
	§18.6	No Assignment by Borrower.	96
	§18.7	Cooperation; Disclosure.	96
	§18.8	Mandatory Assignment.	97
	§18.9	Co-Agents.	98
	§18.10	Treatment of Certain Information; Confidentiality.	98

§19.	NOTICES		98

§20.	RELATIONSHIP		100

§21.	GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE		100

§22.	HEADINGS		101

§23.	COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC COMPOSITIONS		101

§24.	ENTIRE AGREEMENT, ETC.		102

§25.	WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS		102

§26.	DEALINGS WITH THE BORROWER		103

§27.	CONSENTS, AMENDMENTS, WAIVERS, ETC.		103

§28.	SEVERABILITY		105

§29.	NO UNWRITTEN AGREEMENTS		105

§30.	ACKNOWLEDGMENT OF INDEMNITY OBLIGATIONS		105

§31.	REPLACEMENT OF NOTES		105

§32.	TIME IS OF THE ESSENCE		105

§33.	RIGHTS OF THIRD PARTIES		105

§34.	GUARANTY		106
	§34.1	The Guaranty.	106
	§34.2	Obligations Unconditional.	106
	§34.3	Reinstatement.	107
	§34.4	Certain Waivers.	108
	§34.5	Remedies.	108
	§34.6	Rights of Contribution.	109
	§34.7	Guaranty of Payment; Continuing Guaranty.	109
	§34.8	Special Provisions Applicable to Guarantors.	109
v

EXHIBITS AND SCHEDULES

Exhibit A                                      Form of Revolving Note
Exhibit A-1                                 Form of Swing Line Note
Exhibit B                                       Form of Compliance Certificate
Exhibit C                                       Form of Assignment and Assumption Agreement
Exhibit D                                       Form of Request for Revolving Loan
Exhibit D-1                                  Form of Request for Swing Line Loan
Exhibit E                                        Form of Borrowing Base Certificate
Exhibit F                                        Patriot Act and OFAC Transferee and Assignee Identifying Information Form
Exhibit G                                        Joinder Agreement (Guarantor)
Exhibit H-1                                  Form of U.S. Tax Compliance Certificate
Exhibit H-2                                  Form of U.S. Tax Compliance Certificate
Exhibit H-3                                  Form of U.S. Tax Compliance Certificate
Exhibit H-4                                  Form of U.S. Tax Compliance Certificate
Schedule 1.1                              Lenders and Commitments
Schedule 6.1(b)                      Subsidiaries
Schedule 6.7                              Litigation
Schedule 6.10                           Tax Audits
Schedule 6.15                           Transactions with Affiliates
Schedule 6.20(f)                     Unresolved Real Estate Claims or Disputes
Schedule 6.20(g)                   Material Real Estate Agreements

REVOLVING CREDIT AGREEMENT

THIS  REVOLVING CREDIT AGREEMENT (this "Agreement") is made the 26th day of September, 2014, by and among CORENERGY INFRASTRUCTURE TRUST, INC., a Maryland corporation, as borrower ("Borrower"), having its principal place of business at 1100 Walnut, Suite 3350, Kansas City, Missouri 64106, each of the parties now or hereafter signatory hereto as guarantors (collectively "Guarantors"),  REGIONS BANK, a national banking association ("Regions"), with the other lending institutions that are or may become parties hereto pursuant to §18 as lenders ("Lenders"), REGIONS BANK, as administrative agent ("Agent") for itself and the other Lenders, REGIONS BANK, as Swing Line Lender, and REGIONS BANK, as LC Issuer.
RECITALS
WHEREAS, Borrower has requested that Lenders and LC Issuer make available to it a revolving line of credit facility to Borrower;
WHEREAS, the Lenders and LC Issuer are willing to make such loan facility available to Borrower, all upon the terms and conditions contained herein;
NOW, THEREFORE, in consideration of the recitals herein and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

§1.            DEFINITIONS AND RULES OF INTERPRETATION

§1.1	Definitions

The following terms shall have the meanings set forth in this §1 or elsewhere in the provisions of this Agreement referred to below:

Adjusted EBITDA.  With respect to Borrower and its Subsidiaries on a Consolidated basis, EBITDA minus EBITDA attributable to Net Income of any Unrestricted Subsidiary or any person that is not a Subsidiary, other than net dividends or other distributions in cash actually distributed during such period to Borrower or any Restricted Subsidiary.

Advance Account.  The account established pursuant to §5.3.

Affected Lender.  See §18.8.

Affiliates.  As applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person.  For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means (a) the possession, directly or indirectly, of the power to vote fifty percent (50%) or more of the stock, shares, voting trust certificates, beneficial interests, partnership interests, member interests or other interests having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise, or (b) the ownership of (i) a general partnership interest, (ii) a managing member's interest in a limited liability company or (iii) a limited partnership interest or preferred stock (or other ownership interest) with voting rights representing fifty percent (50%) or more of the outstanding voting rights of such Person.

Agent.  Regions, acting as Agent for itself and the other Lenders, its successors and assigns.

Agent Parties.  See §23(d)(ii).
Agent's Office.  Agent's office located at 1717 St. James Place, Suite 500, Houston, Texas 77056, or at such other location as Agent may designate from time to time by notice to Borrower and the other Lenders.
Agent's Special Counsel. Thompson & Knight LLP or such other counsel as may be selected by Agent.
Agreement.  This Revolving Credit Agreement, including the Schedules and Exhibits hereto.
Agreement Regarding Fees.  The Fee Letter dated as of the Closing Date, among Agent, Arranger and Borrower regarding certain fees payable by Borrower in connection with this Agreement.
Applicable FFO Percentage.  See §8.6.
Arranger.  Regions Capital Markets, a division of Regions Bank.
Assignment and Assumption Agreement.  See §18.1.
Assignment of Lease.  Each Assignment of Lease from a Loan Party in favor of Agent, as the same may be amended, restated, supplemented, consolidated or otherwise modified from time to time, pursuant to which there shall be granted to Agent for the benefit of Lenders a security interest in the interest of such Loan Party as lessor with respect to an Eligible Lease, such assignment to be in form and substance satisfactory to Agent.
Base Rate.  The term Base Rate shall mean, for any day, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the greatest of:  (i) the rate of interest established by Regions from time to time as its "prime rate" whether or not publicly announced, which interest rate may or may not be the lowest rate charged by it for commercial loans or other extensions of credit; (ii) the Federal Funds Effective Rate in effect from time to time, determined one Business Day in arrears, plus ½ of one percent (0.5%) per annum; or (iii) the then-applicable LIBOR Rate for a one (1) month Interest Period plus one percent (1.0%) per annum.
Base Rate Loans.  Those Revolving Loans bearing interest by reference to the Base Rate.

Base Rate Spread.  For any day, (a) from the date of the funding of the initial Revolving Loan hereunder to the date that is six (6) months after such date, the per annum rate of two and three-quarters percent (2.75%), and (b) thereafter, the applicable rate per annum set forth in the grid below determined by reference to the Total Recourse Leverage Ratio as set forth in the most recent Compliance Certificate received by Agent pursuant to §7.4(c):
Applicable Margin
Pricing Level	Total Recourse Leverage Ratio	Base Rate Loans
1	≤1.0:1.0	2.00%
2	>1.0:1.0 but ≤1.5:1.0	2.25%
3	>1.5:1.0 but ≤2.0:1.0	2.50%
4	>2.0:1.0	2.75%

Any increase or decrease in the Base Rate Spread resulting from a change in Total Recourse Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to §7.4(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.
Borrower.  As defined in the preamble hereto.
Borrower's Knowledge or Knowledge.  The actual knowledge of the chief executive officer, Principal Financial Officer, chief financial officer (if different from the Principal Financial Officer), or in-house general counsel of Borrower, after having conducted a reasonable investigation and inquiry thereof.

Borrowing Base.  As of any date of determination, the Borrowing Base as set forth in the most recent Borrowing Base Certificate delivered pursuant to §7.4(e).  The Borrowing Base value of each Borrowing Base Asset shall be equal to the lesser of (a) fifty percent (50%) of the acquisition price, cost or investment amount, as applicable, of such Borrowing Base Asset, as supported by a third-party valuation (or subsequent re-valuation as described in clause (iii) below) acceptable to Agent, or (b) 4.0 times the projected EBITDA of the immediately upcoming four (4) fiscal quarters attributable to such Borrowing Base Asset, as reasonably determined by the Required Lenders and shall initially include:
(a)            $20,000,000, attributable to the Willbridge Terminal Facility and the Willbridge Terminal Facility Lease, plus fifty percent (50%) of capital expenditures made with respect to the Willbridge Terminal Facility since the acquisition thereof, such capital expenditures set forth in reasonable detail satisfactory to Agent, and

(b)            Upon Agent receiving (i) a valid and perfected security interest in the PSNM Receivable following the Closing Date as contemplated by the Security Agreement and (ii) the written consent of each of PSNM and the EIP Trustee thereto, prior to April 1, 2015, $6,160,000, attributable to the PSNM Receivable; provided, at any time an event of default exists under the EIP Lease or if PSNM fails to make the prepayment of rent as provided in Section 3.2(a)(ii) of the EIP Asset Purchase Agreement and such failure continues for 10 days, the Borrowing Base value of the PSNM Receivable shall be reduced to zero until such event of default under the EIP Lease is cured or such prepayment of rent is made, as applicable.  For the avoidance of doubt, as of the Closing Date no Borrowing Base value is attributable to the PSNM Receivable.

In any event, the parties acknowledge and agree that (i) with respect to any Eligible Asset that includes an Eligible Lease, at any time that three consecutive uncured payment defaults exist under the Eligible Lease with respect to such Eligible Asset, the Borrowing Base value of such Eligible Asset shall be zero, (ii) with respect to any Eligible Mortgage, at any time that three consecutive uncured payment defaults exist under such Eligible Mortgage, the Borrowing Base value of such Eligible Mortgage shall be zero, and (iii) at any time Borrower is required to obtain a new third-party re-valuation with respect to any Borrowing Base Asset pursuant to a potential reduction in the book value of such Borrowing Base Asset under applicable GAAP financial reporting guidelines, such re-valuation shall be used in determining the value of such Borrowing Base Asset.

Furthermore, the parties acknowledge and agree that as of the Closing Date neither the Mowood (Omega) System nor the Mowood (Omega) System Contract qualify as an Eligible Asset, but that if following the Closing Date the Mowood (Omega) System and Mowood (Omega) System Contract shall qualify as an Eligible Asset, the Borrowing Base value thereof shall be (i) discounted fifty percent (50%) if the Mowood (Omega) System Contract expires less than 6 months (but more than 3 months) from such determination date and (ii) reduced to zero if the Mowood (Omega) System Contract expires in less than 3 months from such determination date.
Borrowing Base Assets.  As of any date of determination, Eligible Assets and Eligible Mortgages that are held by a Loan Party as of such date; provided that Borrowing Base Assets as of any date of determination shall include assets that will become Eligible Assets or Eligible Mortgages substantially concurrently with the funding of any Loan on such date.
Borrowing Base Certificate.  See §7.4(e).
Business Day.  Any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state of New York, the state of Missouri, the state where Agent's Office is located and, if such day relates to any LIBOR Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market.

Capitalized Lease.  A lease under which a Person is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.
Cash Collateralize. To pledge and deposit with or deliver to Agent, for the benefit of Agent, Swing Line Lender or LC Issuer (as applicable) and the Lenders, as collateral for LC Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances in a maximum amount equal to 105% of the maximum principal amount of the credit exposure being secured or, if LC Issuer or Swing Line Lender benefitting from such collateral shall agree in its discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) Agent and (b) LC Issuer or Swing Line Lender (as applicable). "Cash Collateral" shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
CERCLA.  See §6.18(a).
Change in Law.  The occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued.
Change of Control.  A Change of Control shall exist upon the occurrence of any of the following:
(a)            A transaction in which any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such "person" or "group" to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction; or

(b)            Any Guarantor other than Borrower's taxable REIT Subsidiaries (which, as of the Closing Date, are Mowood Corridor, Inc., Corridor Public Holdings, Inc., Corridor Private Holdings, Inc., and CorEnergy BBWS, Inc.) ceases for any reason to be a Subsidiary of Borrower.

Closing Date.  The first date on which all of the conditions set forth in §10 have been satisfied or waived in writing by Agent.

Code.  The Internal Revenue Code of 1986, as amended.
Collateral.  All of the property, rights and interests of the Loan Parties which are or are intended to be subject to the security interests, security title, liens and mortgages created by the Security Documents.
Commitment.  With respect to each Lender, the amount set forth on Schedule 1.1 hereto as the amount of such Lender's Commitment to make or maintain Loans to Borrower, as the same may be changed from time to time in accordance with the terms of §2.8 and 2.9(a) of this Agreement.
Commitment Percentage.  With respect to each Lender, the percentage set forth on Schedule 1.1 hereto as such Lender's percentage of the aggregate Commitments of all of Lenders.
Commodity Exchange Act.  The Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute.
Communications.  See §23(d)(ii).
Compliance Certificate.  See §7.4(c).
Consolidated.  With reference to any term defined herein, that term as applied to the financial condition or operating results of a Person and its Subsidiaries, determined on a consolidated or combined basis in accordance with GAAP.
Conversion Request.  A notice given by Borrower to Agent of its election to convert or continue a Loan in accordance with §4.1.
Corridor.  Corridor InfraTrust Management, LLC, a Delaware limited liability company, and its successors and assigns.
Debtor Relief Law.  The Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
Default.  See §12.1.
Default Rate.  See §4.12.
Defaulting Lender.  Subject to §14.5(c), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Agent and Borrower in writing that such failure is the result of such Lender's determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Agent, any LC Issuer, any Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including with respect of its participation in Letters of Credit or Swing Line Loans) within two Business

Days of the date when due, (b) has notified Borrower, Agent or any LC Issuer or Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender's obligation to fund a Loan hereunder and states that such position is based on such Lender's determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Agent or Borrower, to confirm in writing to Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to §14.5(c)) upon delivery of written notice of such determination to the Borrower, each LC Issuer, each Swing Line Lender and each Lender.

Disposition or Dispose.  The sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
Distribution.  With respect to any Person, the declaration or payment of any cash, cash flow, dividend or distribution (whether in the form of cash or property) on or in respect of any shares of any class of capital stock, partnership interest, membership interest or other beneficial interest of such Person; the purchase, redemption, exchange or other retirement for value of any shares of any class of capital stock, partnership interest, membership interest or other beneficial interest of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital (whether in the form of cash or property) by a Person to its shareholders, partners, members or other beneficial owners as such; or any other distribution on or in respect of any shares of any class of capital stock, partnership interest, membership interest or other beneficial interest of such Person.
Dollars or $.  Dollars in lawful currency of the United States of America.

Domestic Lending Office.  Initially, the office of each Lender designated as such in Schedule 1.1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.  With respect to LC Issuer, the office, branch, or agency through which it issues Letters of Credit; and, with respect to Agent, the office, branch, or agency through which it administers this Agreement.
Drawdown Date.  The date on which any Loan is made or is to be made, and the date on which any Loan is converted to a Loan of the other Type.
EBITDA.  With respect to Borrower and its Subsidiaries for any fiscal period, on a Consolidated basis, the sum of (a) Net Income, plus (b) without duplication, to the extent the following have been deducted in the calculation of Net Income for such period, and excluding items attributable to non-controlling interests, (i) interest expense, (ii) federal, state and local income tax expense, (iii) depletion, depreciation and amortization expense, (iv) all non-recurring non-cash expenses or charges (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period), (v) distributions received from investment securities, and (vi) net dividends or other distributions in cash actually distributed during such period to Borrower or any Subsidiary (other than any dividends or other distributions in cash that are extraordinary, unusual or non-recurring in nature) from (A) Vantacore Partners LP, a Delaware limited partnership, or Lightfoot Capital Partners, LP, a Delaware limited partnership, or (B) any other Person that is not a Subsidiary, up to an aggregate amount under this subclause (B) not to exceed 10% of EBITDA for such period, minus the sum of (c) all non-recurring non-cash items increasing Net Income of Borrower and its Subsidiaries for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period), and (d) net realized and unrealized gains on trading securities or other equity securities and net dividend income, all determined without duplication and in accordance with GAAP. If the Borrower or any Restricted Subsidiary shall acquire or dispose of any asset backed by an Eligible Lease or Eligible Mortgage during such period, then EBITDA shall be calculated after giving pro forma effect to such acquisition or disposition, as if such acquisition or disposition had occurred on the first day of such period; provided, however, with respect to any acquisition, the projected EBTIDA of the immediately upcoming four (4) fiscal quarters attributable to such acquired asset (as opposed to historical EBITDA) shall be utilized for such purposes.
EIP Asset Purchase Agreement.  That certain Asset Purchase Agreement dated November 1, 2012 among the EIP Trustee, Borrower and PSNM, as it may be modified or amended from time to time.
EIP Lease.  That certain Amended and Restated Lease dated as of September 1, 1993 between the EIP Trustee, as Lessor, and PSNM, as Lessee, as modified and amended.
EIP Trust Agreement.  That certain Trust Agreement dated as of January 2, 1985 between Borrower (as assignee of General Foods Credit Corporation), as Owner Participant, and the EIP Trustee, as modified and amended.
EIP Trustee.  U.S. Bank National Association (as the ultimate successor of The First National Bank of Boston), in its capacity as Owner Trustee under the EIP Trust Agreement.

Eligible Assets.  The fee, leasehold, easement, right-of-way and/or other real property interests, and any interests relating thereto, together with all improvements thereon constituting midstream energy assets, downstream energy assets, power assets, oil pipelines, natural gas pipelines, liquids gathering systems, electric transmission lines or other infrastructure systems, in all cases (a) being subject to an Eligible Lease, and (b) being approved by the Required Lenders.  As of the Closing Date, each of the Willbridge Terminal Facility and the PSNM Receivable is an Eligible Asset.
Eligible Assignee:  (a) Any Lender or any Affiliate of a Lender; (b) any commercial bank, savings bank, savings and loan association, investment or mutual fund, or similar financial institution which (i) has total assets of $5,000,000,000 or more, (ii) is "well capitalized" within the meaning of such term under the regulations promulgated under the auspices of the Federal Deposit Insurance Corporation Improvement Act of 1991, as amended, (iii) in the sole judgment of Agent, is engaged in the business of lending money and extending credit, and buying loans or participations in loans under credit facilities substantially similar to those extended under this Agreement, and (iv) in the sole judgment of Agent, is operationally and procedurally able to meet the obligations of a Lender hereunder; (c) any insurance company in the business of writing insurance which (i) has total assets of $5,000,000,000 or more (ii) is "best capitalized" within the meaning of such term under the applicable regulations of the National Association of Insurance Commissioners, and (iii) meets the requirements set forth in subclauses (iii) and (iv) of clause (b) above; and (d) any other financial institution having total assets of $5,000,000,000  (including a mutual fund or other fund under management of any investment manager having under its management total assets of $5,000,000,000 or more, and any of its Related Funds) which meets the requirement set forth in subclauses (iii) and (iv) of clause (b) above; provided that each Eligible Assignee must (A) be organized under the Laws of the United States of America, any state thereof or the District of Columbia, or, if a commercial bank, be organized under the Laws of the United States of America, any State thereof or the District of Columbia, the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, (B) act under the Loan Documents through a branch, agency or funding office located in the United States of America, (C) be exempt from withholding of tax on payments hereunder and deliver the documents related thereto pursuant to the Internal Revenue Code as in effect from time to time, and (D) not be a Loan Party or an Affiliate of any Loan Party.
Eligible Lease.  A lease of an Eligible Asset between a Loan Party, as lessor, and a lessee satisfactory to Agent which lease (i) has a minimum term of three (3) years, (ii) is a triple net lease, (iii) provides for all maintenance and repair of the Eligible Assets to be the responsibility of the lessee, (iv) provides for insurance of the Eligible Assets and liability coverage (all at the expense of the lessee) in accordance with industry standards and satisfactory to the Agent, (v) provides for indemnification by the lessee in favor of the lessor and the Lenders with respect to environmental matters on terms satisfactory to Agent, (vi) is subject to a subordination, non-disturbance and attornment agreement in form and substance satisfactory to Agent, and (vii) is otherwise in form and substance satisfactory to the Required Lenders.
Eligible Mortgage.  A first priority mortgage, deed of trust, deed to secure debt or similar instrument necessary to create and perfect a lien or security title, as applicable, under the applicable local law that encumbers real property as security, such security instrument and promissory note secured thereby (i) containing provisions requiring the borrower thereunder to maintain insurance on the real property subject thereto in accordance with industry standards and satisfactory to Agent, (ii) containing indemnification provisions with respect to environmental matters by the borrower thereunder in favor of the applicable Loan Party on terms satisfactory to Agent, (iii) being approved by the Required Lenders and (iv) otherwise in form and substance satisfactory to the Required Lenders.
Employee Benefit Plan.  Any employee benefit plan within the meaning of §3(3) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate, other than a Multiemployer Plan.
Environmental Engineer.  Any firm of independent professional engineers or other scientists generally recognized as expert in the detection, analysis and remediation of Hazardous Substances and related environmental matters and reasonably acceptable to Agent.
Environmental Laws.  See §6.18(a).
Environmental Reports.  See §6.18
EPA.  See §6.18(b).
Equity Interests.  With respect to any Person, all shares of capital stock, partnership interests, membership interests in a limited liability company or other ownership in participation or equivalent interests (however designated, whether voting or non-voting) of such Person's equity capital (including any warrants, options or conversion or other purchase rights with respect to the foregoing) whether now outstanding or issued after the Closing Date.
ERISA.  The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time and any rules and regulations promulgated pursuant thereto.
ERISA Affiliate.  Any Person which is treated as a single employer with Borrower under §414 (b) or (c) of the Code.
ERISA Reportable Event.  A reportable event with respect to a Guaranteed Pension Plan within the meaning of §4043 (c) of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.
Event of Default.  See §12.1.
Excluded Swap Obligation.  With respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty Agreement of such Guarantor of, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any Guaranty Agreement with respect thereto) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty Agreement of such Guarantor or the grant of such Lien becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty Agreement or Lien is or becomes illegal.
Excluded Taxes.  Any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under §4.10) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to §4.4, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient's failure to comply with §4.4(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.
FATCA.  Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.
Federal Funds Effective Rate.  For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by Agent from three (3) Federal funds brokers of recognized standing selected by Agent.  Any change in the Federal Funds Effective Rate shall become effective as of the opening of business on the day on which such change in the Federal Funds Effective Rate becomes effective, without notice or demand of any kind.
Fixed Charge Coverage Ratio.  For any Test Period, the ratio of (i) Adjusted EBITDA of Borrower and its Restricted Subsidiaries on a Consolidated basis for such period, to (ii) Fixed Charges for such period; provided that for the Test Period ending on September 30, 2014, Adjusted EBITDA and Fixed Charges shall be calculated based on a Test Period of the immediately preceding three (3) fiscal quarters then ended, and such Adjusted EBITDA and such Fixed Charges shall each be multiplied by 4/3 for the purposes of calculating the Fixed Charge Coverage Ratio as of the end of September 30, 2014.
Fixed Charges.  For Borrower and its Restricted Subsidiaries on a Consolidated basis, for any fiscal period, the sum of (i) interest expense on any Indebtedness other than Non-Recourse Debt, plus (ii) required amortization on any Indebtedness other than Non-Recourse Debt, plus (iii) cash Distributions with respect to any preferred stock issued by Borrower, plus (iv) all expenses for Taxes of Borrower and its Restricted Subsidiaries paid in cash during such period that are not considered non-recurring in nature.
Foreign Lender.  (a) if Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.
Fronting Exposure.  At any time there is a Defaulting Lender, (a) with respect to LC Issuer, such Defaulting Lender's Commitment Percentage of the outstanding LC Obligations other than LC Obligations as to which such Defaulting Lender's participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to Swing Line Lender, such Defaulting Lender's Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender's participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
Funded Debt.  With respect to any Person, without duplication, all outstanding Indebtedness of such Person, other than Indebtedness described in clause (f) of the definition of Indebtedness herein.
Funds from Operations.  With respect to Borrower for any fiscal period, an amount equal to Net Income plus depreciation and amortization, gains or losses on the sale of assets, distributions received from investment securities, and net income tax expense, minus net realized and unrealized gain on trading securities or other equity securities, net dividend income, and non-controlling interest attributable to Funds from Operations reconciling items, all determined without duplication and in accordance with the definition of such term as promulgated by the National Association of Real Estate Investment Trust.
GAAP.  Generally accepted accounting principles in the United States, applied on a basis consistent with the principles used in preparing Borrower's audited Consolidated financial statements for the fiscal year then ended, as such principles may be revised as a result of changes in such accounting principles implemented by Borrower and its Consolidated Subsidiaries subsequent to such date.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth herein and Borrower or the Required Lenders shall so request, Agent, Lenders, and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP as in effect prior to such change therein.
Governmental Authority.  Any international, foreign, federal, state, county or municipal government, or political subdivision thereof; any governmental, quasi-governmental or regulatory agency, authority, board, bureau, commission, department, instrumentality or public body; or any court or administrative tribunal.
Guaranteed Pension Plan.  Any employee pension benefit plan within the meaning of §3(2) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

Guarantors.  The parties signatory hereto as guarantors, if any, and all other parties that execute and deliver a joinder to the Guaranty Agreement pursuant to §5.1(a).
Guaranty Agreement.  The agreements set forth in §34 of this Agreement and any guaranties of the Obligations (or portions thereof) executed by a Guarantor in favor of Agent, for the benefit of Lenders, after the date hereof, all such guaranties to be in form and substance satisfactory to Agent as of the date such guarantees are delivered, and as the same may be modified or amended hereafter.
Hazardous Substances.  See §6.18(b).
Hedge Agreement.  Any interest rate cap, collar, floor, forward rate or swap agreement or similar protective agreement regarding the hedging of interest rate risk exposure (including, without limitation, any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act) now or hereafter entered into between Borrower and any Lender with respect to the Loans.
Increasing Lender.  See §2.8.
Incurred Interest.  For Borrower for any fiscal period, without duplication, the aggregate amount of all interest paid, accrued or capitalized during such period, excluding loan fees.  With respect to any interest covered by a Hedge Agreement, interest shall be the net amount due thereunder.
Indebtedness.  With respect to any Person means:  (a) all indebtedness for money borrowed and any obligations evidenced by bonds, debentures, notes or similar debt instruments; (b) all liabilities secured by any mortgage, deed of trust, deed to secure debt, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others (excluding performance guaranties that expressly carve out from such guaranty any guaranty of principal, interest, fees or other Indebtedness (e.g., the Carve Out Guaranty Agreement dated December 20, 2012, executed by Borrower in favor of KeyBank National Association)), including any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner, through indemnity or otherwise, and the obligation to reimburse the issuer in respect of any letter of credit; (d) any obligation as a lessee or obligor under a Capitalized Lease; (e) all reimbursement obligations with respect to letters of credit or similar instruments issued by a Person; and (f) all indebtedness, obligations or other liabilities under or with respect to (i) interest rate swap, collar, cap or similar agreements providing interest rate protection, including, without limitation, any Hedge Agreement and (ii) foreign currency exchange agreements.
Indemnified Taxes.  (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

Indemnitee.  See §16.
Indemnity Agreement.  Each Indemnity Agreement Regarding Hazardous Materials, made by Borrower and each Guarantor in favor of Agent and Lenders, pursuant to which such Loan Parties agree to indemnify Agent and Lenders with respect to Hazardous Substances and Environmental Laws, such Indemnity Agreement to be in form and substance satisfactory to Agent, as the same may be amended, restated, consolidated, supplemented or otherwise modified from time to time.
Interest Payment Date.  (a) With respect to each Base Rate Loan, the last Business Day of each March, June, September and December, and (b) with respect to each LIBOR Rate Loan, the last day of the Interest Period that is applicable thereto.
Interest Period.  With respect to each LIBOR Rate Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending one (1), two (2) or three (3) months thereafter, and (b) thereafter, each period commencing on the day following the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending on the last day of one of the periods set forth above, as selected by Borrower in a Loan Request or Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:
(i)            the first day of each Interest Period must be a Business Day.

(ii)            if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such Business Day falls in the next calendar month, in which case the Interest Period shall end on the next preceding Business Day; and

(iii)          no Interest Period relating to any LIBOR Rate Loan shall extend beyond the Maturity Date.

Investments.  With respect to any Person, all shares of capital stock, partnership interests, limited liability company interests or other ownership interests, evidences of Indebtedness and other securities issued by any other Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments to make such purchases and all interests in real property; provided, however, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms.  In determining the aggregate amount of Investments outstanding at any particular time:  (a) the amount of any investment represented as a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted or increased in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from, or added to, the aggregate amount of Investments any decrease or increase, respectively, in the value thereof.
ISP. With respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance of such Letter of Credit).
Joinder Agreement (Guarantor).  An agreement in the form attached hereto and made a part hereof as Exhibit G, whereby a Person shall become an additional joint and several Guarantor in accordance with §5.1.
LC Application.  Any application for a Letter of Credit hereafter made by Borrower to LC Issuer.
LC Conditions. The meaning given to such term in §2.10.
LC Issuer. Regions in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity.  Agent may, with the consent of Borrower and the Lender in question, appoint any Lender hereunder as an LC Issuer in place of or in addition to Regions.
LC Obligations.  At the time in question, the sum of all Matured LC Obligations plus the maximum amounts that LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.
LC Sublimit. $30,000,000.
Lender Parties.  Agent, LC Issuer, Swing Line Lender and all Lenders.
Lenders.  Regions (in its capacity as a Lender and as Swing Line Lender hereunder rather than as Agent or LC Issuer) and the other lending institutions which are or may become parties to this Agreement, pursuant to § 18 hereof, as is defined in the first paragraph of this Agreement.
Letter of Credit. Any standby letter of credit issued by LC Issuer hereunder at the application of Borrower.
Letter of Credit Fee Rate. For any day, (a) from the Closing Date to the date that is six (6) months after the date of the funding of the initial Revolving Loan hereunder, the per annum rate of four percent (4.0%), and (b) thereafter, the applicable rate per annum set forth in the grid below determined by reference to the Total Recourse Leverage Ratio as set forth in the most recent Compliance Certificate received by Agent pursuant to §7.4(c):
Applicable Margin
Pricing Level	Total Recourse Leverage Ratio	Letter of Credit Fee

1	≤1.0:1.0	3.25%
2	>1.0:1.0 but ≤1.5:1.0	3.50%
3	>1.5:1.0 but ≤2.0:1.0	3.75%
4	>2.0:1.0	4.00%

Any increase or decrease in the Letter of Credit Fee Rate resulting from a change in the Total Recourse Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to §7.4(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.
Letter of Credit Termination Date. The date that is 7 days prior to the Maturity Date or, if such day is not a Business Day, the next preceding Business Day.
LIBOR Lending Office.  Initially, the office of each Lender designated as such in Schedule 1.1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining LIBOR Rate Loans.
LIBOR Rate.  As applicable to any LIBOR Rate Loan, the rate per annum as determined on the basis of the offered rates for deposits in Dollars, for a period of time comparable to the Interest Period for such LIBOR Rate Loan which appears on the Reuters Screen LIBOR01 Page as of 11:00 a.m. London time on the day that is two (2) LIBOR Business Days preceding the first day of the Interest Period for such LIBOR Rate Loan; provided, however, if the rate described above does not appear on such service on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to the Interest Period for such LIBOR Rate Loan which are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) LIBOR Business Days preceding the first day of the Interest Period for the LIBOR Rate Loan as selected by Agent.  The principal London office of each of the four (4) major London banks will be requested to provide a quotation of its Dollar deposit offered rate.  If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to the Interest Period for such LIBOR Rate Loan offered by major banks in New York City at approximately 11:00 a.m. (eastern time), on the day that is two (2) LIBOR Business Days preceding the first day of the Interest Period for the LIBOR Rate Loan.  In the event that Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Rate for a LIBOR Rate Loan cannot be determined and §4.6 shall apply.  In such event, the Loan shall bear interest at the Base Rate.  In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of

Agent, then for any period during which such Reserve Percentage shall apply, the LIBOR Rate shall be equal to the amount determined above divided by an amount equal to one (1) minus the Reserve Percentage.
LIBOR Rate Loans.  Those Revolving Loans bearing interest calculated by reference to the LIBOR Rate.
LIBOR Rate Spread.  For any day, (a) from the date of the funding of the initial Revolving Loan hereunder to the date that is six (6) months after such date, the per annum rate of four percent (4.0%), and (b) thereafter, the applicable rate per annum set forth in the grid below determined by reference to the Total Recourse Leverage Ratio as set forth in the most recent Compliance Certificate received by Agent pursuant to §7.4(c):
Applicable Margin
Pricing Level	Total Recourse Leverage Ratio	LIBOR Rate Loans
1	≤1.0:1.0	3.25%
2	>1.0:1.0 but ≤1.5:1.0	3.50%
3	>1.5:1.0 but ≤2.0:1.0	3.75%
4	>2.0:1.0	4.00%

Any increase or decrease in the LIBOR Rate Spread resulting from a change in Total Recourse Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to §7.4(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.
Liens.  See §8.2.
Loan Documents.  Collectively, this Agreement, the Notes, the Security Documents, the Letters of Credit, the LC Applications, the Hedge Agreements, and all other documents, instruments or agreements now or hereafter assumed, executed or delivered by or on behalf of Borrower or any other Loan Party in favor of the Agent or the Lenders in connection with the Loans, as the same may be amended, modified, renewed, extended, consolidated, supplemented or restated from time to time.
Loan Parties.  Collectively, Borrower and Guarantors, any of which may be sometimes referred to individually as a Loan Party.

Loans.  The Revolving Loans and the Swing Line Loans.
Material Adverse Effect.  A materially adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Loan Parties, (b) the ability of any Loan Party to perform its obligations under the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, or (d) the rights, benefits or interests of Lenders, LC Issuer and Agent in and to this Agreement, any other Loan Document or the Collateral.
Material Contract. Any contract or other arrangement to which Borrower or any Restricted Subsidiary is a party (other than the Loan Documents) with respect to or otherwise involving any Borrowing Base Asset.
Matured LC Obligations.  All amounts paid by LC Issuer on drafts or demands for payment drawn or made under or purported to be drawn on any Letter of Credit and all other amounts due and owing to LC Issuer under any LC Application for any Letter of Credit, to the extent the same have not been repaid to LC Issuer (with the proceeds of Loans or otherwise).
Maturity Date.  Four (4) years from the Closing Date, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.
Moody's.  Moody's Investors Service, Inc.
Mowood (Omega) System.  The fee, leasehold, easement, right-of-way and/or other real property interests, together with all improvements thereon, of Omega Pipeline Company, LLC, a wholly-owned Subsidiary of Borrower, with respect to the 70-mile Mowood pipeline distribution system located on Fort Leonard Wood military post in south-central Missouri.
Mowood (Omega) System Contract.  The long term contract dated January 31, 2005 between the U.S. Department of Defense and Pipeline Company, LLC], regarding the provision of natural gas and gas distribution services by Omega Pipeline Company, LLC to Fort Leonard Wood via the Mowood (Omega) System.
Mortgage.  Each mortgage, deed of trust, deed to secure debt or similar instrument from a Loan Party in favor of Agent for the benefit of Lenders, whether now existing or hereafter entered into, as modified, amended, supplemented or restated from time to time, pursuant to which such Loan Party shall have conveyed or granted a mortgage lien upon or security title to an Eligible Asset as security for the Obligations, such document to be in form and substance satisfactory to Agent.
Mortgage Assignment.  Each Collateral Assignment of Note and Mortgage executed by a Loan Party in favor of Agent for the benefit of Lenders granting a first priority security interest in an Eligible Mortgage, such assignment to be in form and substance satisfactory to Agent.
Multiemployer Plan.  Any multiemployer plan within the meaning of §3(37) of ERISA to which Borrower or any ERISA Affiliate is making, or is required to make, contributions.

Net Income.  With respect to Borrower and its Subsidiaries for any fiscal period, the Consolidated net income (or deficit) of Borrower and its Subsidiaries, after deduction of all expenses, taxes and other property charges, and after eliminating earnings or losses attributable to outstanding minority interests.
Net Worth.  Borrower's stockholder's equity.
Non-Consenting Lender.  See §18.8.
Non-Recourse Debt.  Any Indebtedness of any Unrestricted Subsidiary, in each case in respect of which the holder or holders thereof shall have no direct or indirect recourse (including by way of guaranty, support, letter of credit, collateral pledge or indemnity, other than a non-recourse pledge of such Unrestricted Subsidiary's Equity Interests) to the Borrower or any Restricted Subsidiary or to any of the property of the Borrower or any Restricted Subsidiary, whether for principal, interest, fees, expenses or otherwise.
Notes.  Revolving Notes and Swing Line Notes.
Notice.  See §19.
Obligations.  All indebtedness, obligations and liabilities of Borrower and Guarantors to any of Lenders, LC Issuer and Agent, individually or collectively, under this Agreement or any of the other Loan Documents (including all LC Obligations) or in respect of any of the Loans or the Notes, or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise (including, without limitation, advances made by Agent to protect or preserve the Collateral or the security interests therein), and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under the United States Bankruptcy Code or other similar federal or State law, naming such Person as the debtor in such proceeding, regardless of whether or not such interest and fees are allowed claims in such proceeding, provided, however, Obligations (whether used herein or incorporated in another Loan Document by reference) shall not include any Excluded Swap Obligations for purposes of determining the indebtedness, obligations or liabilities guaranteed by, or secured by a Lien granted by, any Guarantor.  To the extent this definition of "Obligations" is referenced in any Security Document, the definition shall also include any Indebtedness, obligations and liabilities of Borrower under any and all Hedge Agreements but shall not include any Excluded Swap Obligations.
OFAC Review Process.  That certain review process established by Agent to determine if any potential transferee of any interests or any assignee of any portion of the Loans or any of their members, officers or partners are a party with whom Agent and any Lender are restricted from doing business under (i) the regulations of OFAC, including those Persons named on OFAC's Specially Designated and Blocked Persons list, or (ii) any other statute, executive order or other governmental action or list (including the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism).

Operating Account.  See §5.2.
Organizational Document.  With respect to any Person other than a natural person, its articles or certificate of incorporation, formation or organization, partnership agreement, operating agreement, by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized Equity Interests.
Other Connection Taxes.  With respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
Other Taxes.  all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to §4.10).
Outstanding.  With respect to (a) the Loans, the aggregate unpaid principal thereof and (b) with respect to Letters of Credit, the LC Obligations, in each case as of any date of determination.
Patriot Act Customer Identification Process.  That certain customer identification and review process established by Agent pursuant to the requirements of 31 U.S.C. §5318(1) and 31 C.F.R. §103.121 to verify the identity of all permitted transferees of interests in Borrower and any assignees of a portion of the Loan hereunder.
PBGC.  The Pension Benefit Guaranty Corporation created by §4002 of ERISA and any successor entity or entities having similar responsibilities.
Permitted Liens.  Liens, security interests and other encumbrances permitted by §8.2.
Person.  Any individual, corporation, partnership, limited liability company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.
Plan Assets.  Assets of any Employee Benefit Plan subject to Part 4, Subtitle A, Title I of ERISA.
Platform.  IntraLinks/IntraAgency, SyndTrak or another similar website or other information platform.
Pledged Deposit Accounts.  The Advance Account and the Operating Account.
Principal Financial Officer.  The primary officer or the authorized agent of Borrower responsible for the preparation and certification of financial statements.

PSNM.  Public Service Company of New Mexico, a New Mexico corporation
PSNM Receivable.  The following property relating to the Eastern Interconnect Project, which is a 216 mile system of transmission lines, towers, easement lines, converters and other grid supporters that, moves electricity across New Mexico between Albuquerque, New Mexico and Clovis, New Mexico:
(1)            Borrower's beneficial interest under the EIP Trust Agreement and the Trust Estate as defined in the EIP Trust Agreement; and
(2)            Borrower's rights and remedies with respect to the EIP Asset Purchase Agreement.
Qualified ECP Guarantor.  With respect to any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty Agreement or grant of the relevant Lien becomes effective with respect to such Swap Obligation or such other Person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
Recipient.  Agent, any LC Issuer and any Lender, as applicable.
Record.  The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by Agent with respect to any Loan referred to in such Note.
Regions.  Regions Bank.
Register.  See §18.2.
REIT Status.  A Person's qualification as a real estate investment trust under the Code.
Related Fund.  With respect to any fund that invests in loans, any other fund that invests in loans that is managed by the same investment advisor as such Lender or by an Affiliate of such Lender or such investment advisor.
Related Parties.  With respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person's Affiliates.
Release.  See §6.18(c) (iii).
Required Lenders.  As of any date, the Lender or Lenders (not including any Defaulting Lender which shall not be entitled to vote) whose aggregate Commitment Percentage exceeds fifty percent (50%).
Requirements.  Any applicable federal or state law or governmental regulation, or any local ordinance, order or regulation, including but not limited to laws, regulations, or ordinances relating to zoning, building use and occupancy, subdivision control, fire protection, health, sanitation, safety, handicapped access, historic preservation and protection, tidelands, wetlands, flood control and Environmental Laws, including without limitation, the Americans With Disabilities Act or any state laws regarding disability requirements, or any lease, agreement, covenant or instrument to which any Eligible Asset may be subject.
Reserve Percentage.  As of any date, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D.  The LIBOR Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Reserve Percentage.
Restricted Subsidiary. Each Subsidiary of the Borrower that is not an Unrestricted Subsidiary.
Revolving Loan Request.  See §2.5.
Revolving Loans.  Collectively, the aggregate Loans to be made by Lenders under §2.1 under the Commitment not to exceed $30,000,000 at any time Outstanding; subject, however, to increase in accordance with §2.8.
Revolving Notes.  See §2.2.
S&P.  Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies.
SEC.  United States Securities and Exchange Commission.
Security Agreement.  Security Agreement executed by the Loan Parties in favor of Agent for the benefit of Lenders granting a first priority security interest in all personal property assets of the Loan Parties, which Security Agreement shall be in form and substance satisfactory to Agent.
Security Documents.  Collectively, the Mortgages, the Security Agreement, the Assignments of Lease, the Mortgage Assignments and any further security documents now or hereafter delivered by Borrower or a Guarantor to Agent for the benefit of Lenders, including, without limitation, UCC-1 financing statements filed or recorded in connection therewith, as each may be further amended, modified, renewed, consolidated, supplemented or extended, from time to time.
State.  A state of the United States of America, or the District of Columbia.
Subsequent Lender.  See §2.8.
Subsidiary.  Any corporation, association, partnership, limited liability company, trust or other business or legal entity of which the designated parent shall at any time own, directly or indirectly through a Person or Persons, a greater than fifty percent (50%) ownership interest.

Swap Obligation.  With respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.
Swing Line Lender.  Regions, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
Swing Line Loan Request.  See §2.16.
Swing Line Loans . See §2.16(a).
Swing Line Notes . See §2.16(a).
Swing Line Sublimit.  $0.  The Swing Line Sublimit is part of, and not in addition to, the Commitments.
Taxes.  All present or future taxes, levies, imposts, duties, deductions, withholdings, (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
Test Period.  The immediately preceding four (4) fiscal quarters then ended.
Title Insurance Company.  A title insurance company of nationally recognized standing selected by Borrower and reasonably satisfactory to Agent.
Title Policy.  With respect to each Eligible Asset, an ALTA Standard Loan Policy Form 2006, with ALTA Endorsement Form 1 Coverage (or if such form is not available, an equivalent form of or legally promulgated form of mortgagee title insurance policy reasonably acceptable to Agent), issued by the Title Insurance Company (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements to the extent available under applicable law) in such amount as the Agent may reasonably require insuring the priority of the Mortgage and that the applicable Loan Party holds good and marketable fee simple title to such parcel, subject only to the encumbrances permitted by the Mortgage and which shall not contain standard exceptions for mechanics' liens, persons in occupancy or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion; and shall contain such endorsements and affirmative insurance with respect to the specific circumstances of the Eligible Asset as the Agent reasonably may require.
Total Assets. All assets of a Person determined in accordance with GAAP.
Total Funded Debt.  As of any date of determination, an amount equal to one hundred percent (100%) of all Funded Debt of Borrower and its Subsidiaries; provided, with respect to Funded Debt of any Subsidiary that is not a wholly-owned Subsidiary of Borrower, the amount of such Funded Debt shall for purposes of such determination be deemed to be the amount of such Funded Debt times Borrower's and its wholly-owned Subsidiaries' percentage ownership of Equity Interests in such Subsidiary.

Total Funded Debt to Capitalization Percentage.  As of the last day of any fiscal quarter, the percentage result of (a) Total Funded Debt as of the last day of such fiscal quarter divided by (b) the sum of (i) Net Worth of Borrower as of the last day of such fiscal quarter plus (ii) Total Funded Debt as of the last day of such fiscal quarter.
Total Leverage Ratio.  For any Test Period, the ratio of (i) Total Funded Debt as of the end of such period to (ii) EBITDA of Borrower and its Subsidiaries on a Consolidated basis for such period; provided that for the Test Period ending on September 30, 2014, EBITDA shall be calculated based on a Test Period of the immediately preceding three (3) fiscal quarters then ended, and such EBITDA shall be multiplied by 4/3 for the purposes of calculating the Total Leverage Ratio as of the end of September 30, 2014.
Total Recourse Funded Debt.  As of any date of determination, an amount equal to Total Funded Debt minus Non-Recourse Debt; provided, with respect to Non-Recourse Debt of any Subsidiary that is not a wholly-owned Subsidiary of Borrower, the amount of such Non-Recourse Debt shall for purposes of this determination be deemed to be the amount of such Non-Recourse  Debt times Borrower's and its wholly-owned Subsidiaries' percentage ownership of Equity Interests in such Subsidiary.
Total Recourse Leverage Ratio.  For any Test Period, the ratio of (i) Total Recourse Funded Debt as of the end of such period to (ii) Adjusted EBITDA of Borrower and its Subsidiaries on a Consolidated basis for such period; provided that for the Test Period ending on September 30, 2014, Adjusted EBITDA shall be calculated based on a Test Period of the immediately preceding three (3) fiscal quarters then ended, and such Adjusted EBITDA shall be multiplied by 4/3 for the purposes of calculating the Total Recourse Leverage Ratio as of the end of September 30, 2014.
Total Liabilities.  All liabilities of a Person determined in accordance with GAAP, and all Indebtedness of such Person, whether or not so classified.
Type.  As to any Revolving Loan, its nature as a Base Rate Loan or a LIBOR Rate Loan.
Unrestricted Subsidiary.  Pinedale Corridor, LP, a Delaware limited partnership, Pinedale GP, Inc., a Delaware corporation, Mowood, LLC, a Delaware limited liability company, Omega Pipeline Company, LLC, a Delaware limited liability company, or any other Subsidiary of the Borrower designated as such on Schedule 6.1(b) or which the Borrower has designated in writing to Agent to be an Unrestricted Subsidiary pursuant to §8.10.
Willbridge Terminal Facility.  The fee, leasehold, easement, right-of-way and/or other real property interests, together with all improvements thereon owned by LCP Oregon Holdings, LLC, a wholly-owned Subsidiary of Borrower, with respect to the Willbridge petroleum products terminal facility located in Portland, Oregon.
Willbridge Terminal Facility Lease.  That certain Lease dated January 28, 2014 between Arc Terminals Holdings LLC, as Lessee, and LCP Oregon Holdings, LLC, as Lessor, covering the Willbridge Terminal Facility.
Withholding Agent.  Borrower and Agent.

§1.2	Rules of Interpretation.

(a)            A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

(b)            The singular includes the plural and the plural includes the singular.

(c)            A reference to any law includes any amendment or modification to such law.

(d)            A reference to any Person includes its permitted successors and permitted assigns.

(e)            Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

(f)            The words "include", "includes" and "including" are not limiting.

(g)            The words "approval" and "approved" as the context so determines, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

(h)            All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein.

(i)            Reference to a particular "§", refers to that section of this Agreement unless otherwise indicated.

(j)            The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

(k)            All references in this Agreement to "Houston time" shall refer to prevailing time in Houston, Texas.

§2.            LOANS AND LETTERS OF CREDIT

§2.1	Commitment to Lend.

Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to Borrower, and Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the Maturity Date upon notice by Borrower to Agent given in accordance with §2.5, such sums as are requested by Borrower for the purposes set forth in §2.7 up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to the lesser of (a) such Lender's Commitment, and (b) such Lender's Commitment Percentage of the Borrowing Base; provided, that, in all events no

Default or Event of Default shall have occurred and be continuing, or shall result therefrom.  The Revolving Loans shall be made pro rata in accordance with each Lender's Commitment Percentage.  Each request for a Revolving Loan hereunder shall constitute a representation and warranty by Borrower that all of the conditions set forth in §10 and §11, as applicable, have been satisfied on the date of such request.  No Lender shall have any obligation to make Revolving Loans to Borrower in an aggregate principal amount outstanding which exceeds such Lender's Commitment.

§2.2	Revolving Notes.

If requested by a Lender, the Revolving Loans of such Lender shall be evidenced by a separate revolving credit promissory note of Borrower in favor of such Lender in substantially the form of Exhibit A hereto (such notes and any substitute or replacement notes therefore, the "Revolving Notes").  A Revolving Note shall be payable to each Lender in the principal face amount equal to such Lender's Commitment.  Each such Revolving Note shall be issued by Borrower to the applicable Lender and shall be duly executed and delivered by an authorized officer of Borrower.  Borrower irrevocably authorizes Agent to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Loan or the time of receipt of any payment of principal thereof, an appropriate notation on Agent's Record reflecting the making of such Revolving Loan or the receipt of such payment.  The Outstanding amount of the Revolving Loans set forth on Agent's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to each Lender, but the failure to record, or any error in so recording, any such amount on Agent's Record shall not limit or otherwise affect the obligations of Borrower, hereunder or under any Revolving Note to make payments of principal of or interest on any Revolving Note when due.

§2.3	Interest on Revolving Loans.

(a)            Each LIBOR Rate Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the sum of (A) the LIBOR Rate, plus (B) the LIBOR Rate Spread; and

(b)            Each Base Rate Loan shall bear interest commencing with the Drawdown Date thereof until repayment or conversion to a LIBOR Rate Loan at a rate per annum equal to the sum of (A) the Base Rate, plus (B) the Base Rate Spread.
(c)            Borrower promises to pay interest on the Revolving Loans in arrears on each Interest Payment Date with respect thereto.

(d)            Base Rate Loans and LIBOR Rate Loans may be converted to Revolving Loans of the other Type as provided in §4.1.

§2.4	Unused Facility Fee.

Borrower agrees to pay to Agent for the account of the Lenders in accordance with their respective Commitment Percentages an unused facility fee (the "Facility Fee") calculated at the rate of one-half of one percent (0.50%) per annum on the average daily amount by which the aggregate Commitments from time to time exceed the Outstanding Revolving Loans and LC

Obligations during each fiscal quarter or portion thereof commencing on the Closing Date and ending on the Maturity Date.  For the avoidance of doubt, the Outstanding Swing Line Loans shall not be counted towards or considered for purposes of determining such Facility Fee.  The Facility Fee shall be payable quarterly in arrears on the first day of each fiscal quarter of Borrower for the immediately preceding fiscal quarter, with a final payment due and payable on the Maturity Date.  Any payment due under this Section shall be prorated for any partial fiscal quarter.  The Facility Fee shall be fully earned when due and non-refundable when paid.

§2.5	Requests for Revolving Loans.

Borrower shall give to Agent written notice in the form of Exhibit D hereto (or telephonic notice confirmed in writing in the form of Exhibit D hereto) of the Revolving Loan (the "Revolving Loan Request") by 12:00 noon (Houston time) on the Business Day prior to the proposed Drawdown Date with respect to Base Rate Loans and three (3) Business Days prior to such Drawdown Date with respect to LIBOR Rate Loans.  Such notice shall specify the Type of Revolving Loan, the initial Interest Period (if applicable) and the Drawdown Date.  Such notice shall also contain a statement that the conditions to borrowing set forth in §§10 and 11 hereof, as applicable, have been satisfied.  Promptly upon receipt of any such notice, Agent shall notify each of Lenders thereof.  Such Revolving Loan Request shall be irrevocable and binding on Borrower and shall obligate Borrower to accept the Revolving Loan requested from Lenders on the proposed Drawdown Date.  Each Revolving Loan Request shall be (a) for a Base Rate Loan in a minimum aggregate amount of $250,000 or an integral multiple of $50,000 in excess thereof; or (b) for a LIBOR Rate Loan in a minimum aggregate amount of $500,000 or an integral multiple of $50,000 in excess thereof; provided, however, that there shall be no more than six (6) LIBOR Rate Loans outstanding at any one time.

§2.6	Funds for Revolving Loans.

(a)            Not later than 2:00 p.m. (Houston time) on the proposed Drawdown Date of any Revolving Loans, each Lender will make available to Agent, at Agent's Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Revolving Loans which may be disbursed pursuant hereto.  Upon receipt from each Lender of such amount, and upon receipt of the documents required by §10 (in the case of Revolving Loans to be made on the Closing Date only) and §11 and the satisfaction of the other conditions set forth therein, to the extent applicable, Agent will make available to Borrower the aggregate amount of such Revolving Loans made available to Agent by Lenders by crediting such amount to the Advance Account.  The failure or refusal of any Lender to make available to Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Loans shall not relieve any other Lender from its several obligation hereunder to make available to Agent the amount of such other Lender's Commitment Percentage of any requested Revolving Loans, including any additional  Revolving Loans that may be requested subject to the terms and conditions hereof to provide funds to replace those not advanced by the Lender so failing or refusing.  In the event of any such failure or refusal, the Lenders not so failing or refusing shall be entitled to a priority secured position as against the Lender or Lenders so failing or refusing to make available to Borrower the amount of its or their Commitment Percentage for such Revolving Loans as provided in §12.5.

(b)            Unless Agent shall have been notified by any Lender prior to the applicable Drawdown Date that such Lender will not make available to Agent such Lender's Commitment Percentage of a proposed Revolving Loan, Agent may in its discretion assume that such Lender has made such Revolving Loan available to Agent in accordance with the provisions of this Agreement and Agent may, if it chooses, in reliance upon such assumption make such Revolving Loan available to Borrower, and such Lender shall be liable to Agent for the amount of such advance.  If such Lender does not pay such corresponding amount upon Agent's demand therefor, Agent will promptly notify Borrower, and Borrower shall promptly pay such corresponding amount to Agent.  Agent shall also be entitled to recover from the Lender or Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by Agent to Borrower to the date such corresponding amount is recovered by Agent at a per annum rate equal to (i) from Borrower at the applicable rate for such Revolving Loan or (ii) from a Lender at the Federal Funds Effective Rate.

§2.7	Use of Proceeds.

Borrower will use the proceeds of the Loans solely (a) to refinance existing indebtedness; (b) to refinance or Cash Collateralize Matured LC Obligations; (c) to pay fees and expenses incurred in connection with the documentation of this Agreement and with the initial Loans under this Agreement; (d) to fund Borrower's working capital and general corporate needs; (e) to fund property acquisitions; and (f) for such other purposes as may be approved in writing by the Required Lenders.  Borrower shall use all Letters of Credit for its and its Subsidiaries lawful business purposes.
§2.8	Increase in Commitment.

At any time prior to the Maturity Date, Borrower may, at its option and subject to the conditions set forth below in this §2.8, from time to time request that Agent increase the aggregate Commitments by (i) admitting additional Lenders hereunder (each a "Subsequent Lender") and/or (ii) increasing the Commitment of any Lender (each an "Increasing Lender") subject to the following conditions:
(a)            each Subsequent Lender shall meet the conditions for an Eligible Assignee and be subject to the approval of Agent, LC Issuer and Swing Line Lender;

(b)            if requested by the applicable Lender, Borrower executes new Revolving Notes payable to the order of each Subsequent Lender, or a new or replacement Revolving Note payable to the order of each Increasing Lender;

(c)            each Subsequent Lender executes and delivers to Agent a signature page to this Agreement evidencing its agreement to be bound as a Lender hereunder and each Increasing Lender executes and delivers to Agent an acknowledgement of its increased Commitment;

(d)            Borrower and Agent shall have executed new Security Documents and/or modifications of the Security Documents and other Loan Documents to reflect the increase in the Commitments and Borrower shall have paid to Agent any and all documentary stamp tax, non-recurring intangible tax or other taxes imposed in connection with the recording of such modifications of the Security Documents or increase in the Commitment amount and Agent shall be provided with evidence satisfactory to it that all Liens in favor of Agent are and remain first priority Liens;

(e)            after giving effect to the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, the sum of all Commitments does not exceed $200,000,000;

(f)            each increase in the total Commitments shall be approved by the Agent and shall be in the amount of at least $10,000,000;

(g)            all of the representations and warranties of Borrower and Guarantors in the Loan Documents shall be true and correct in all material respects as of the effective date of the increase in the total Commitment (or if such representations and warranties by their terms relate solely to an earlier date, then as of such earlier date);

(h)            no Default or Event of Default exists or would result therefrom;

(i)            no Lender, including, but not limited to Regions, shall be an Increasing Lender without the written consent of such Lender, and shall be subject to the approval of Agent, LC Issuer and Swing Line Lender;

(j)            Borrower shall have delivered to Agent a Compliance Certificate setting forth in reasonable detail computations evidencing compliance, on a proforma basis giving effect to the Commitment increase, with the covenants contained in §9; and

(k)            Borrower shall have executed such other modifications and documents and made such other deliveries as Agent may reasonably require to evidence and effectuate such new or increased Commitments and shall pay or reimburse Agent and Agent's Special Counsel for all reasonable fees (including any fees specified in the Agreement Regarding Fees), expenses and costs in connection with the foregoing and Borrower shall also pay such Loan fees and placement fees, if any, as may be agreed for such increase in the Commitments.

After adding the Commitment of any Increasing Lender or Subsequent Lender, Agent shall promptly provide each Lender and Borrower with a new Schedule 1.1 to this Agreement (and each Lender acknowledges that its Commitment Percentage under Schedule 1.1 and allocated portion of the Outstanding Revolving Loans will change in accordance with its pro rata share of the increased Commitments.)  Unless and until the total Commitments have been increased in accordance with this §2.8, Borrower shall not be permitted any disbursement beyond the amount of the Commitments in effect immediately prior to such proposed increase.
§2.9	Reduction and Termination of Commitments.

(a)            Borrower shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to Agent to reduce by $1,000,000 or an integral multiple of $1,000,000 in excess thereof (provided that in no event shall the aggregate Commitments be reduced in such manner to an amount less than the greatest of (i) $10,000,000, (ii) the LC Sublimit and (iii) the Swing Line Sublimit) whereupon the Commitments of Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice, any such reduction to be without penalty except as otherwise set forth in §4.8.  Promptly after receiving any notice from Borrower delivered pursuant to this §2.9(a), Agent will notify Lenders of the substance thereof.  Upon the effective date of any such reduction, Borrower shall pay to Agent for the respective accounts of Lenders the amount, if any, by which the then Outstanding Loans exceed the Commitments of all Lenders as so reduced and the full amount of the Facility Fee under §2.4 then accrued on the amount of the reduction.  No reduction of the Commitments may be reinstated.

(b)            Borrower shall have the right at any time upon five (5) Business Days prior written notice to Agent to terminate the Commitments of Lenders to make any Loans under this Agreement.  Upon the effective date of such termination, Borrower shall pay in full the principal and interest on the Outstanding Loans, if any, without penalty except as otherwise set forth in §4.8, and pay the full amount of the Facility Fee under §2.4 then accrued, whereupon this Agreement shall terminate and the obligations of the parties hereto shall terminate except for such obligations that survive termination of this Agreement as specifically provided herein.

§2.10	Letter of Credit.

Subject to the terms and conditions hereof, Borrower may at any time from time to time between the Closing Date and the Letter of Credit Termination Date request LC Issuer to issue, increase the amount of or otherwise amend or extend, one or more Letters of Credit, provided that, after taking such Letter of Credit into account:
(a)            the aggregate amount of the Outstanding Loans and Letters of Credit does not exceed the lesser of the aggregate Commitments of all of Lenders and the Borrowing Base at such time;

(b)            the aggregate amount of LC Obligations at such time does not exceed the LC Sublimit;

(c)            the expiration date of such Letter of Credit (as extended, if applicable) is prior to the earliest to occur of (i) 12 months after the issuance thereof, and (ii) the Letter of Credit Termination Date;

(d)            such Letter of Credit is to be used for general business purposes of the Borrower or any Subsidiary;

(e)            such Letter of Credit is not directly or indirectly used to assure payment of or otherwise support any Indebtedness of any Person other than Indebtedness of any Loan Party (for the avoidance of doubt, such Letter of Credit may be used to assure payment of a contractual obligation of an Unrestricted Subsidiary incurred in the ordinary course of business that does not constitute Indebtedness);

(f)            the issuance of such Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject LC Issuer to any cost that is not reimbursable under §4;

(g)            the form and terms of such Letter of Credit are acceptable to LC Issuer in its discretion; and

(h)            all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.

LC Issuer will honor any such request if the foregoing conditions (a) through (h) (the "LC Conditions") have been met as of the date of issuance of such Letter of Credit.  LC Issuer may choose to honor any such request for any other Letter of Credit but has no obligation to do so and may refuse to issue any other requested Letter of Credit for any reason that LC Issuer in its discretion deems relevant.  Notwithstanding anything to the contrary contained herein, LC Issuer shall not at any time be obligated to issue, amend, renew or extend any Letter of Credit if any Lender is at that time a Defaulting Lender, unless LC Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to LC Issuer (in its discretion) with Borrower or such Lender to eliminate LC Issuer's actual or potential Fronting Exposure (after giving effect to §14.5(e)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other LC Obligations as to which LC Issuer has actual or potential Fronting Exposure, as it may elect in its discretion.
Borrower may also from time to time between the Closing Date and the Letter of Credit Termination Date request that LC Issuer extend the expiration date of an existing Letter of Credit or modify an existing Letter of Credit (other than an increase or extension) and LC Issuer will honor such request if the LC Conditions set forth in subsection (a) through (h) of this §2.10 are met and no Default exists at the time of such request.
LC Issuer shall have at all times the benefits and immunities (i) provided to Agent in §14 with respect to any acts taken or omissions suffered by LC Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and documents pertaining to such Letters of Credit as fully as if the term "Agent" as used in §14 included LC Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to LC Issuer.
§2.11	Requesting Letters of Credit.

(a)            Borrower must make written application for any Letter of Credit or amendment or extension of any Letter of Credit at least 5 Business Days (or such shorter period as LC Issuer may in its discretion from time to time agree) before the date on which Borrower desires for LC Issuer to issue such Letter of Credit and such Letter of Credit will be issued on the issue date requested by Borrower provided the LC Conditions for such Letter of Credit have been met as described in §2.10 at least two Business Days prior to such requested issue date as provided in §2.11(b).  By making any such written application, unless otherwise expressly stated therein, Borrower shall be deemed to have represented and warranted that the LC Conditions described in §2.10 will be met as of the date of issuance of such Letter of Credit.  Each such written application for a Letter of Credit must be made in writing in the form customarily used by LC Issuer, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by LC Issuer and Borrower).

(b)            Two Business Days after the LC Conditions for a Letter of Credit have been met as described in §2.10 (or if LC Issuer otherwise desires to issue such Letter of Credit earlier), LC Issuer will issue such Letter of Credit at LC Issuer's office in Miami, Florida.  If any provisions of any LC Application conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.  Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with Borrower's instructions or other irregularity, Borrower will immediately notify LC Issuer.

(c)            Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary of Borrower, Borrower shall be obligated to reimburse LC Issuer hereunder for any and all drawings under such Letter of Credit.  Borrower hereby acknowledges that the issuance of Letters of Credit for the account of such Subsidiaries inures to the benefit of Borrower, and that Borrower's business derives substantial benefits from the businesses of such Subsidiaries.

(d)            Unless otherwise expressly agreed in writing by LC Issuer and Borrower, the rules of the ISP shall apply to each Letter of Credit.

(e)            Unless otherwise agreed by Agent, each LC Issuer shall report in writing to Agent (i) on or prior to each Business Day on which such LC Issuer issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the currencies and face amounts of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), it being understood that such LC Issuer shall not effect any issuance, renewal, extension or amendment resulting in an increase in the aggregate amount of the Letters of Credit issued by it without first obtaining written confirmation from Agent that such increase is then permitted under this Agreement, (ii) on each Business Day on which such LC Issuer makes any payment under any draw made under any Letter of Credit, the date, currency and amount of such payment, (iii) on any Business Day on which Borrower fails to reimburse any Matured LC Obligation required to be reimbursed to such LC Issuer on such day, the date of such failure and the currency and amount of such Matured LC Obligation, and (iv) on any other Business Day, such other information as Agent shall reasonably request as the Letters of Credit issued by such LC Issuer.

§2.12	Reimbursement and Participations.

(a)            Reimbursement by Borrower.  Each Matured LC Obligation shall constitute a loan by LC Issuer to Borrower.  Borrower promises to pay to LC Issuer, or to LC Issuer's order, on demand, the full amount of each Matured LC Obligation, together with interest thereon (i) at the rate applicable to Base Rate Loans to and including the first Business Day after such demand is made by LC Issuer and (ii) at the Default Rate applicable to Base Rate Loans on each day thereafter.  The obligation of Borrower to reimburse LC Issuer for each Matured LC Obligation shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement (including any LC Application) under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit or any other agreement or instrument relating thereto; (ii) the existence of any claim, counterclaim, set-off, defense or other right that Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), LC Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by LC Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.  Without limiting the generality of the foregoing, it is expressly agreed that the absolute and unconditional nature of Borrower's obligations under this section to reimburse LC Issuer for each drawing under a Letter of Credit will not be excused by the gross negligence or willful misconduct of LC Issuer.  However, the foregoing shall not be construed to excuse LC Issuer from liability to Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by Borrower to the extent permitted by applicable Requirements) suffered by Borrower that are caused by LC Issuer's gross negligence or willful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

(b)            Letter of Credit Advances.  If the beneficiary of any Letter of Credit makes a draft or other demand for payment thereunder then Borrower may, during the interval between the making thereof and the honoring thereof by LC Issuer, request Lenders to make Loans to Borrower in the amount of such draft or demand, which Loans shall be made concurrently with LC Issuer's payment of such draft or demand and shall be immediately used by LC Issuer to repay the amount of the resulting Matured LC Obligation.  Such a request by Borrower shall be made in compliance with all of the provisions hereof, provided that for the purposes of the first sentence of §2.1, the amount of such Loans shall be considered, but the amount of the Matured LC Obligation to be concurrently paid by such Loans shall not be considered.

(c)            Participation by Lenders.  LC Issuer irrevocably agrees to grant and hereby grants to each Lender, and, to induce LC Issuer to issue Letters of Credit hereunder, each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from LC Issuer, on the terms and conditions hereinafter stated and for such Lender's own account and risk, an undivided interest equal to such Lender's Commitment Percentage of LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured LC Obligation paid by LC Issuer thereunder.  Each Lender unconditionally and irrevocably agrees with LC Issuer that, if a Matured LC Obligation is paid under any Letter of Credit for which LC Issuer is not reimbursed in full by Borrower in accordance with the terms of this Agreement and the related LC Application (including any reimbursement by means of concurrent Loans or by the application of Cash Collateral), such Lender shall (in all circumstances and without set-off or counterclaim) pay to LC Issuer on demand (and Agent may apply Cash Collateral provided for this purpose), in immediately available funds at LC Issuer's address for notices hereunder, such Lender's Commitment Percentage of such Matured LC Obligation (or any portion thereof that has not been reimbursed by Borrower).  Each Lender's obligation to pay LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional.  If any amount required to be paid by any Lender to LC Issuer pursuant to this subsection is paid by such Lender to LC Issuer within 3 Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Federal Funds Effective Rate.  If any amount required to be paid by any Lender to LC Issuer pursuant to this subsection is not paid by such Lender to LC Issuer within 3 Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Default Rate applicable to Base Rate Loans.

(d)            Distributions to Participants.  Whenever LC Issuer has in accordance with this section received from any Lender payment of such Lender's Commitment Percentage of any Matured LC Obligation, if LC Issuer thereafter receives any payment of such Matured LC Obligation or any payment of interest thereon (whether directly from Borrower or by application of Cash Collateral or otherwise, and excluding only interest for any period prior to LC Issuer's demand that such Lender make such payment of its Commitment Percentage), LC Issuer will distribute to such Lender its Commitment Percentage of the amounts so received by LC Issuer; provided, however, that if any such payment received by LC Issuer must thereafter be returned by LC Issuer, such Lender shall return to LC Issuer the portion thereof that LC Issuer has previously distributed to it.

(e)            Calculations.  A written advice setting forth in reasonable detail the amounts owing under this section, submitted by LC Issuer to Borrower or any Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

§2.13	Letter of Credit Fees.

In consideration of LC Issuer's issuance of any Letter of Credit, Borrower agrees to pay (a) to Agent, for the account of all Lenders in accordance with their respective Commitment Percentages, a letter of credit issuance fee at a rate equal to the Letter of Credit Fee Rate then in effect (which fee shall be increased by 2.0% per annum during any period in which interest on the Loans accrues at the Default Rate), and (b) unless Regions is the sole Lender, to LC Issuer for its own account, a letter of credit fronting fee at a rate equal to 0.250% per annum times the face amount of such Letter of Credit (but in no event less than $500 per annum); provided, however, any Letter of Credit fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to LC Issuer pursuant to §2.10 shall be payable, to the maximum extent permitted by applicable Requirements, to the other Lenders in accordance with the upward adjustments in their respective Commitment Percentages allocable to such Letter of Credit pursuant to §14.5(e), with the balance of such fee, if any, payable to LC Issuer for its own account.  In addition, Borrower will pay to LC Issuer, LC Issuer's customary fees for issuance, amendment and drawing of each Letter of Credit.  The letter of credit fee and the letter of credit fronting fee will be calculated on the undrawn face amount of each Letter of Credit outstanding on each day at the above-applicable rates and will be due and payable in arrears on the last Business Day of each March, June, September and December and on the Maturity Date.
§2.14	No Duty to Inquire.

(a)            Drafts and Demands.  LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter.  LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved.  LC Issuer shall have the right, in its discretion, to decline to accept documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit.  Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this section, which indemnity shall apply whether or not any such liability or claim is in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by any Lender Party, provided only that no Lender Party shall be released from or entitled to indemnification for that portion, if any, of any liability or claim that is proximately caused by or results from its own individual gross negligence or willful misconduct, as determined in a final judgment.

(b)            Extension of Maturity.  If the maturity of any Letter of Credit is extended by its terms or by Requirements or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of any Loan Party, or if the amount of any Letter of Credit is increased at the request of any Loan Party, this Agreement shall be binding upon all Loan Parties with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by LC Issuer, LC Issuer's correspondents, or any Lender Party in accordance with such extension, increase or other modification.

(c)            Transferees of Letters of Credit.  If any Letter of Credit provides that it is transferable, LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by LC Issuer to any purported transferee or transferees as determined by LC Issuer is hereby authorized and approved, and Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, which indemnity shall apply whether or not any such liability or claim is in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by any Lender Party, provided only that no Lender Party shall be released from or entitled to indemnification for that portion, if any, of any liability or claim that is proximately caused by or results from its own individual gross negligence or willful misconduct, as determined in a final judgment.

§2.15	Cash Collateral.

(a)            Certain Credit Support Events.  Upon the request of Agent or LC Issuer (i) if LC Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in a Matured LC Obligation that has not been reimbursed pursuant to §2.12, or (ii) if, as of the Letter of Credit Termination Date, any LC Obligation for any reason remains outstanding, Borrower shall, in each case, immediately Cash Collateralize the then outstanding amount of all LC Obligations. If, after the making of all mandatory prepayments required under §3.2, the outstanding LC Obligations will exceed the Borrowing Base, then in addition to prepayment of the entire principal balance of the Loans required under

§3.2, Borrower shall immediately Cash Collateralize the then outstanding LC Obligations in an amount equal to such excess.  At any time that there shall exist a Defaulting Lender, immediately upon the request of Agent, Swing Line Lender or LC Issuer, Borrower shall deliver Cash Collateral to Agent in an amount sufficient to cover all Fronting Exposure allocable to such Defaulting Lender (after giving effect to Section §14.5(e) and any Cash Collateral provided by the Defaulting Lender).

(b)            Grant of Security Interest.  All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked deposit accounts at Agent.  Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) Agent, for the benefit of Agent, LC Issuer and the Lenders (including Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to §2.15(c).  If at any time Agent reasonably determines that Cash Collateral is subject to any right or claim of any Person other than Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, Borrower or the relevant Defaulting Lender will, promptly upon demand by Agent, pay or provide to Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c)            Application.  Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this §2.15 or §2.16, or §§ 3.2, 2.10, 14.5, or 12.5 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific LC Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(d)            Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following the elimination of the applicable Fronting Exposure or other conditions giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender or, as appropriate, its assignee following compliance with §18); provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of an Event of Default (and following application as provided in this §2.15 may be otherwise applied during the continuance of an Event of Default in accordance with §12.5), and (y) the Person providing Cash Collateral and LC Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

§2.16	Swing Line Loans.

(a)            Swing Line. Subject to the terms and conditions hereof, Swing Line Lender, in its discretion and in reliance upon the agreements of the other Lenders set forth in this §2.16, may make loans (herein called "Swing Line Loans") to Borrower from time to time between the Closing Date and the Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender's Commitment Percentage of the outstanding principal balance of Swing Line Lender's Revolving Loans and LC Obligations, may exceed the amount of Swing Line Lender's Commitment, provided that after giving effect to any Swing Line Loan, (i) the aggregate outstanding principal balance of all Swing Line Loans does not exceed the Swing Line Sublimit, and (ii) the aggregate amount of the Outstanding Loans and Letters of Credit does not exceed the lesser of the aggregate Commitments of all of Lenders and the Borrowing Base at such time.  Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.  Within the foregoing limits, and subject to the other terms and conditions hereof, Borrower may borrow under this §2.16, prepay under §§3.2 and 3.3, and reborrow under this §2.16.  The obligation of Borrower to repay to Swing Line Lender the aggregate amount of all Swing Line Loans made by Swing Line Lender, together with interest accruing in connection therewith, shall be evidenced by a Note made by Borrower payable to Swing Line Lender in substantially the form of Exhibit A-1 hereto (such notes and any substitute or replacement notes therefore, the "Swing Line Notes").  Each Swing Line Loan shall bear interest on each day outstanding at a rate equal to the Base Rate plus the Base Rate Spread applicable to Revolving Loans in effect on such day.  Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender's Commitment Percentage times the amount of such Swing Line Loan.

(b)            Borrowing Procedures.  Each Swing Line Loan shall be made upon Borrower's irrevocable notice to Swing Line Lender and Agent, which may be given by telephone.  Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters that are required to be set out in a written Request for Swing Line Loan.  Each such notice must be received by Swing Line Lender and Agent not later than 10:00 a.m. on the day on which any such Swing Line Loan is to be made, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to Swing Line Lender and Agent of a written notice in the form of Exhibit D-1 hereto (or telephonic notice confirmed in writing in the form of Exhibit D-1 hereto) of the Swing Line Loan (the "Swing Line Loan Request"), appropriately completed and signed by an authorized officer of Borrower.  Promptly after receipt by Swing Line Lender of any telephonic Swing Line Loan Request, Swing Line Lender will confirm with Agent (by telephone or in writing) that Agent has also received such Swing Line Loan Request and, if not, Swing Line Lender will notify Agent (by telephone or in writing) of the contents thereof.  Unless Swing Line Lender has received notice (by telephone or in writing) from Agent (including at the request of any Lender) prior to 11:00 a.m. on the date of the proposed Swing Line Loan (i) directing Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of §2.16(a), or (ii) that one or more of the applicable conditions specified in §11 is not then satisfied, then, subject to the terms and conditions hereof, Swing Line Lender will promptly make such Swing Line Loan available to Borrower.

(c)              Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its discretion may request, on behalf of Borrower (which hereby irrevocably authorizes Swing

Line Lender to so request on its behalf), that each Lender make a Base Rate Loan in an amount equal to such Lender's Applicable Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Loan Request for purposes hereof) and in accordance with the requirements of §2.5 and §2.6, without regard to the minimum and multiples specified in §2.5 for the principal amount of Base Rate Loans, but subject to the conditions set forth in §11.  The Swing Line Lender shall furnish Borrower with a copy of the applicable Loan Request promptly after delivering such notice to Agent.  Each Lender shall make an amount equal to its Commitment Percentage of the amount specified in such Loan Request available to Agent in immediately available funds (and Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of Swing Line Lender at Agent's office promptly on the day specified in such Loan Request, whereupon, subject to §2.16(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to Borrower in such amount.  Agent shall remit the funds so received to Swing Line Lender.

(ii)            If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing in accordance with §2.16(c)(i), the request for Base Rate Loans submitted by Swing Line Lender as set forth herein shall be deemed to be a request by Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender's payment to Agent for the account of Swing Line Lender pursuant to §2.16(c)(i) shall be deemed payment in respect of such participation.
(iii)            If any Lender fails to make available to Agent for the account of Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this §2.16(c) by the time specified in §2.16(c)(i), Swing Line Lender shall be entitled to recover from such Lender (acting through Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Effective Rate and a rate determined by Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Swing Line Lender in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender's Revolving Loan included in the relevant Revolving Loan or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of Swing Line Lender submitted to any Lender (through Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
(iv)            Each Lender's obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this §2.16(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against Swing Line Lender, Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make Revolving Loans pursuant to this §2.16(c) is subject to the conditions set forth in §11. No such funding of risk participations shall relieve or otherwise impair the obligation of Borrower to repay Swing Line Loans, together with interest as provided herein.
(d)            Repayment of Participations.  (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if Swing Line Lender receives any payment on account of such Swing Line Loan, Swing Line Lender will distribute to such Lender its Commitment Percentage thereof in the same funds as those received by Swing Line Lender.

(ii)            If any payment received by Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by Swing Line Lender under any circumstances (including pursuant to any settlement entered into by Swing Line Lender in its discretion), each Lender shall pay to Swing Line Lender its Commitment Percentage thereof on demand of Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Effective Rate.  Agent will make such demand upon the request of Swing Line Lender.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)            Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing Borrower for interest on the Swing Line Loans.  Until each Lender funds its Base Rate Loan or risk participation pursuant to this §2.16 to refinance such Lender's Commitment Percentage of any Swing Line Loan, interest in respect of such Commitment Percentage shall be solely for the account of Swing Line Lender.  On each Interest Payment Date relating to Base Rate Loans, Borrower shall pay to Swing Line Lender all unpaid interest that has accrued on the Swing Line Loans to but not including such date.

(f)            Payments Directly to Swing Line Lender.  Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to Swing Line Lender.

§3.            REPAYMENT AND PREPAYMENT OF THE LOANS
§3.1	Repayment; Stated Maturity.

Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all Outstanding obligations on such date, together with any and all accrued and unpaid interest thereon.
§3.2	Mandatory Prepayments.

Loans Exceed Commitments or Borrowing Base. If at any time (i) the aggregate Outstanding Loans and Letters of Credit exceed the aggregate Commitments, (ii) the aggregate Outstanding Loans and Letters of Credit exceed the Borrowing Base, then Borrower shall pay within five (5) Business Days of written demand from Agent the amount of such excess to Agent for the respective accounts of Lenders, as applicable, for application for the Loans, as provided in §3.4, together with any additional amounts payable pursuant to §4.8, and after all Loans are repaid in full, Cash Collateralize the LC Obligations in accordance with §2.15 in an amount equal to such excess; provided however that until such time as Borrower has paid (or Cash Collateralized) such amounts to Agent for the respective accounts of the appropriate Lenders pursuant to the preceding clause, Lenders shall have no obligation to make additional funds available to Borrower pursuant to this Agreement and LC Issuer shall have no obligation to issue Letters of Credit pursuant to this Agreement.

§3.3	Optional Prepayments.

Borrower shall have the right, at its election, to prepay the outstanding amount of the Loans, as a whole or in part, at any time without penalty or premium, provided that if any full or partial prepayment of the outstanding amount of any LIBOR Rate Loans is made on a date that is not the last day of the Interest Period relating thereto, such payment shall be accompanied by the amount payable pursuant to §4.8.  Borrower shall give Agent, no later than 10:00 a.m., Houston time, at least three (3) Business Days prior written notice of any prepayment pursuant to this §3.3, in each case specifying the proposed date of payment of Loans and the principal amount of the Loans to be prepaid.  Notice of prepayment, once given, shall be irrevocable, and such amount shall become due and payable on the specified prepayment date.

§3.4	Partial Prepayments.

Each partial prepayment of the Loans under §3.3 shall be in the minimum amount of $500,000 (or $100,000 with respect to Swing Line Loans) or an integral multiple of $100,000 in excess thereof (unless the Loan is being prepaid in full), and each partial prepayment of the Loans under §3.2 and §3.3 shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment and, after payment of such interest, shall be applied, in the absence of instruction by Borrower, first to the principal of Loans that are Base Rate Loans, and then to the Loans that are LIBOR Rate Loans.

§4.            CERTAIN GENERAL PROVISIONS
§4.1	Conversion Options; Number of LIBOR Contracts.

(a)            Borrower may elect from time to time to convert any of the outstanding Loans to a Loan of another Type and such Loan shall thereafter bear interest as a Base Rate Loan or a LIBOR Rate Loan, as applicable; provided that (i) with respect to any such conversion of a LIBOR Rate Loan to a Base Rate Loan, Borrower shall give Agent at least three (3) Business Days' prior written notice of such election, and such conversion shall only be made on the last day of the Interest Period with respect to such LIBOR Rate Loan; (ii) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, Borrower shall give Agent at least three (3) LIBOR Business Days' prior written notice of such election and the Interest Period requested for such Loan; the principal amount of the Loan so converted shall be in a minimum aggregate amount (for all Lenders) of $2,000,000 or an integral multiple of $100,000 in excess thereof; and (iii) no Loan may be converted into a LIBOR Rate Loan when any Event of Default has occurred and is continuing. All or any part of the outstanding Loans of any Type may be converted as provided herein, provided that no partial conversion shall result in a Base Rate Loan in an aggregate principal amount (for all Lenders) of less than $1,000,000 or a LIBOR Rate Loan in an aggregate principal amount (for all Lenders) of less than $2,000,000 and that the aggregate principal amount (for all Lenders) of each Loan shall be an integral multiple of $100,000. On the date on which such conversion is being made, each Lender shall take, to the extent it deems it necessary to do so, such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be.  Each Conversion Request relating to the conversion of a Base Rate Loan to a LIBOR Rate Loan shall be irrevocable by Borrower.

(b)            Any LIBOR Rate Loan may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by Borrower with the terms of §4.1; provided that no LIBOR Rate Loan may be continued as such when any Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto ending during the continuance of any Default or Event of Default.

(c)            In the event that Borrower does not notify Agent of its election hereunder with respect to any Loan, such Loan shall automatically be converted to a Base Rate Loan at the end of the applicable Interest Period.

(d)            There shall be no more than six (6) LIBOR Rate Loans outstanding at any one time.

§4.2	Certain Fees.

Borrower agrees to pay to Regions certain fees for services rendered or to be rendered in connection with the Loans as provided in the Agreement Regarding Fees.  Unless otherwise provided therein, all such fees shall be fully earned when due and non-refundable when paid.
§4.3	Funds for Payment.

All payments of principal, interest, Agent's fees, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to Agent, for the respective accounts of Lenders and Agent, as the case may be, at Agent's Office, no later than 1:00 p.m. (Houston time) on the day when due, in each case in lawful money of the United States in immediately available funds.
§4.4	Taxes.

(a)            Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower, as applicable, shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)            The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes.

(c)            The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d)            Each Lender shall severally indemnify Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of §18 relating to the maintenance of the Register (as defined in §18.2) and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable Agent to the Lender from any other source against any amount due to Agent under this paragraph (c).

(e)            If requested by Agent after any payment of Taxes by Borrower, to a Governmental Authority pursuant to this Section 4.4, Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

(f)            (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Agent, at the time or times reasonably requested by the Borrower or Agent, such properly completed and executed documentation reasonably requested by Borrower or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Agent as will enable Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in § 4.4(g)A, B and D below) shall not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such

Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(g)            Without limiting the generality of the foregoing,

A.                 any Lender that is a U.S. Person shall deliver to Borrower and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

B.                  any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), whichever of the following is applicable:

i.            in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty;

ii.            executed originals of IRS Form W-8ECI;

iii.            in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed originals of IRS Form W-8BEN,; or

iv.            to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

C.                  any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Agent to determine the withholding or deduction required to be made; and

D.                  if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Agent in writing of its legal inability to do so.
(h)            If any party determines, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.4 (including by the payment of additional amounts pursuant to this Section 4.4), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)         Each party's obligations under this §4.4 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(j)            For purposes of this §4.4, the term "Lender" includes any LC Issuer and the term "applicable law" includes FATCA.

§4.5	Computations.

All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year (or, in the case of interest on Base Rate Loans, a 365/366-day year) and paid for the actual number of days elapsed (excluding the day of repayment).  Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension.  The outstanding amount of the Loans as reflected on the records of Agent from time to time shall be considered prima facie evidence of such amount.

§4.6	Inability to Determine LIBOR Rate.

In the event that at any time Agent shall determine in the exercise of its good faith business judgment that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate, Agent shall forthwith give notice of such determination (which shall be conclusive and binding on Borrower and Lenders) to Borrower and Lenders.  In such event (a) any Loan Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans and (b) each LIBOR Rate Loan will automatically become a Base Rate Loan at the end of the current Interest Period, and the obligations of Lenders to make LIBOR Rate Loans shall be suspended until Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon Agent shall so notify Borrower and Lenders.

§4.7	Illegality.

Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful, or any central bank or other Governmental Authority having jurisdiction over a Lender Party or its LIBOR Lending Office shall assert that it is unlawful, for any Lender Party to make or maintain LIBOR Rate Loans, such Lender Party shall forthwith give notice of such circumstances to Agent and Borrower and thereupon (a) until such conditions terminate, the obligation of such Lender Party to make LIBOR Rate Loans or convert Loans of another Type to LIBOR Rate Loans shall forthwith be suspended, (b) until such conditions terminate, each request by Borrower to make a LIBOR Rate Loan shall be deemed, with respect to such Lender Party, to be a request for a Base Rate Loan and (c) the LIBOR Rate Loans then outstanding from such Lender Party shall be converted automatically to Base Rate Loans.

§4.8	Additional Interest.

If any LIBOR Rate Loan or any portion thereof is repaid or is converted to a Base Rate Loan for any reason on a date which is prior to the last day of the Interest Period applicable to such LIBOR Rate Loan, or if repayment of the Loans has been accelerated as provided in §12.1, Borrower will pay to Agent upon demand for the account of Lenders in accordance with their respective Commitment Percentages, in addition to any amounts of interest otherwise payable hereunder, any amounts required to compensate Lenders for any losses, costs or expenses (but not loss of profit) which may reasonably be incurred as a result of such payment or conversion, including, without limitation, an amount equal to daily interest for the unexpired portion of such Interest Period on the LIBOR Rate Loan or portion thereof so repaid or converted at a per annum rate equal to the excess, if any, of (a) the interest rate calculated on the basis of the LIBOR Rate applicable to such LIBOR Rate Loan (excluding any spread over such LIBOR Rate) minus (b) the yield obtainable by Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximating the last day of such Interest Period (it being understood that the purchase of such securities shall not be required in order for such amounts to be payable and that a Lender shall not be obligated or required to have actually obtained funds at the LIBOR Rate or to have actually reinvested such amount as described above).

§4.9	Additional Costs, Capital Adequacy, Etc.

(a)            Subject to §4.4, if any Change in Law shall:

(i)                  impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or LC Issuer;

(ii)                subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Other Connection Taxes) with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or Swing Line Loan, any Commitment, any LIBOR Rate Loan made by it, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto or change the basis of taxation of payments to such Recipient; or

(iii)               impose on any Lender or LC Issuer or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or Swing Line Loan or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender, Agent or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, LC Issuer, or such other Recipient of participating in, issuing or maintaining any Letter of Credit or any Swing Line Loan (or of maintaining its obligation to participate in or to issue any Letter of Credit or Swing Line Loan), or to reduce the amount of any sum received or receivable by such Lender, LC Issuer, Agent or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, LC Issuer or Agent, or other Recipient, the Borrower will pay to such Lender, LC Issuer, Agent, or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, LC Issuer, Agent, or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. Notwithstanding the foregoing, Borrower shall have the right, in lieu of making the payment referred to in this §4.9(a), to prepay the Loans and Cash Collateralize the LC Obligations of the applicable Lender within fifteen (15) days of such demand and avoid the payment of the amounts otherwise due under this §4.9(a) or to cause the applicable Lender to assign its Loans and Commitments in accordance with §18.8, provided, however, that Borrower shall be required to pay together with such prepayment of the Loan all other costs, damages and expenses otherwise due under this Agreement as a result of such prepayment.
(b)            If any Lender or LC Issuer determines that any Change in Law affecting such Lender or LC Issuer or any lending office of such Lender or LC Issuer or such Lender's or LC Issuer's holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender's or LC Issuer's capital or on the capital of such Lender's or LC Issuer's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by LC Issuer, to a level below that which such Lender or LC Issuer or such Lender's or LC Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or LC Issuer's policies and the policies of such Lender's or LC Issuer's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or LC Issuer or such Lender's or LC Issuer's holding company for any such reduction suffered. Notwithstanding the foregoing, Borrower shall have the right, in lieu of making the payment referred to in this §4.9(b), to prepay the Loans and Cash Collateralize the LC Obligations of the applicable Lender within fifteen (15) days of such demand and avoid the payment of the amounts otherwise due under this §4.9(b) or to cause the applicable Lender to assign its Loans and Commitments in accordance with §18.8, provided, however, that Borrower shall be required to pay together with such prepayment of the Loan all other fees, costs, damages and expenses otherwise due under this Agreement as a result of such prepayment.

(c)            Failure or delay on the part of any Lender or LC Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or LC Issuer's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or LC Issuer or pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or LC Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender's or LC Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

§4.10	Mitigation Obligations

If any Lender requests compensation under §4.9, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to §4.4, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to §4.4 or §4.9, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

§4.11	Indemnity by Borrower.

Borrower agrees to indemnify each Lender and to hold each Lender Party harmless from and against any loss, cost or expense that such Lender Party may sustain or incur as a consequence of (a) default by Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender Party to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, or (b) default by Borrower in making a borrowing or conversion after Borrower has given (or is deemed to have given) a Conversion Request.
§4.12	Interest on Overdue Amounts.

Following the occurrence and during the continuance of any Event of Default, and regardless of whether or not Lenders shall have accelerated the maturity of the Loans, at the election of the Required Lenders, all Loans and all Matured LC Obligations shall bear interest payable on demand at a rate per annum equal to two percent (2%) above the rate that would otherwise be applicable at such time (the "Default Rate"), until such amount shall be paid in full (after as well as before judgment), or if such rate shall exceed the maximum rate permitted by law, then at the maximum rate permitted by law.

§4.13	Certificate.

A certificate of a Lender or LC Issuer setting forth the amount or amounts necessary to compensate such Lender or LC Issuer or its holding company, as the case may be, as specified in §4.8, §4.9, §4.11 or §4.12 and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender or LC Issuer the amount shown as due on any such certificate within 30 days after receipt thereof.
§4.14	Limitation on Interest.

Notwithstanding anything in this Agreement to the contrary, all agreements between Borrower and Lender Parties and Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by Lender Parties exceed the maximum amount permissible under applicable law.  If, from any circumstance whatsoever, interest would otherwise be payable to Lender Parties in excess of the maximum lawful amount, the interest payable to Lender Parties shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Lender Parties shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender Parties shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law.  This section shall control all agreements between Borrower and Lender Parties and Agent.
§5.            GUARANTORS; COLLATERAL SECURITY
§5.1	Collateral.

(a)            The parties acknowledge that Borrower will form directly-owned special purpose Restricted Subsidiaries to own real and personal property.  With respect to each Restricted Subsidiary, Borrower shall (i) pursuant to §8.10, designate such Subsidiary as a Restricted Subsidiary, (ii) cause each Restricted Subsidiary to execute and deliver to Agent a Joinder Agreement (Guarantor), and (iii) cause each Restricted Subsidiary and each required Loan Party to deliver the Security Documents described in §5.1(b) below, together with Organizational Documents, certified resolutions and other authorizing documents of such Subsidiary and such other Loan Parties and favorable opinions of counsel to such Subsidiary and such other Loan Parties, all in form and substance satisfactory to Agent.

(b)            The Obligations shall be secured by (i) a perfected lien or security title and security interest to be held by Agent for the benefit of Lenders in the Eligible Assets and substantially all other personal property of Borrower and the Restricted Subsidiaries (other than Equity Interests in Unrestricted Subsidiaries), pursuant to the terms of the Mortgages, (ii) a perfected security interest in favor of Agent for the benefit of Lenders in the personal property assets of the Guarantors pursuant to the Security Agreement, (iii) a perfected security interest to be held by Agent for the benefit of Lenders in the Eligible Leases pursuant to the Assignments of Leases, (iv) a perfected security interest to be held by Agent for the benefit of Lenders in the Eligible Mortgages pursuant to the Mortgage Assignments; (v) a perfected security interest to be held by Agent for the benefit of Lenders in the Pledged Deposit Accounts and all monies, instruments and investments from time to time held therein, (vi) a perfected pledge of and security interest in all issued and outstanding Equity Interests in the Restricted Subsidiaries held by Borrower or any Restricted Subsidiary pursuant to the Security Agreement, and (vii) such additional collateral, if any, as the Borrower may agree to grant to Agent for the benefit of Lenders from time to time as security for the Obligations.  All such liens or security titles shall be prior and superior in right to any other Person except Permitted Liens having priority by operation of law.

§5.2	Operating Account.

Prior to the date that is sixty (60) days after the initial Loan advance is made, Borrower shall cause its main operating account (the "Operating Account") to be maintained with Agent. So long as no Event of Default exists, Borrower shall be entitled to withdraw amounts from the Operating Account. Upon the occurrence and during the continuation of any Event of Default, Agent may sweep all funds on deposit in the Operating Account to an account controlled by Agent on a daily basis. Borrower hereby grants to Agent a security interest (prior and superior in right to any other Person except Permitted Liens having priority by operation of law) in and to all funds now or at any time hereafter held on deposit in such Operating Account to secure the payment and performance of the Obligations, and Agent shall have all rights and remedies available to a secured party under the Uniform Commercial Code with respect to such funds.

§5.3	Advance Account.

On or before the date on which the initial Loan advance is made, Agent shall open an account at Agent's Head Office in the name of Borrower to facilitate the funding of the Loans (the "Advance Account").  The sole signatory on the Advance Account shall be Borrower.  The Advance Account shall be a non-interest bearing account.
(a)            Deposits of Loans to the Advance Account.  The proceeds of all Loans shall be deposited by Agent to the Advance Account, and all Loans shall accrue interest from the date of deposit in the Advance Account.  Provided no Event of Default has occurred and is continuing, Borrower shall have access to all funds contained in the Advance Account.  Upon withdrawal of Loan proceeds from the Advance Account, Borrower shall apply such Loan proceeds as permitted under §2.7.

(b)            Funds Following an Event of Default.  Upon the occurrence of an Event of Default, Agent may terminate Borrower's rights to access or direct the application of funds on deposit in the Advance Account.  Thereafter, Agent shall either hold all or any portion of the funds on deposit as security for the Obligations or apply all or any portion of such funds in satisfaction of any part of the Obligations.

(c)            Security Interest.  Borrower hereby grants to Agent a perfected, first-in-priority security interest in and to all funds now or at any time hereafter held on deposit in the Advance Account to secure the payment and performance of the Obligations, subject to Permitted Liens, and Agent shall have all rights and remedies available to a secured party under the Uniform Commercial Code with respect to such funds.

§5.4	[RESERVED].

§5.5	Release of Collateral.

From time to time Borrower may request release of Collateral that constitutes a Borrowing Base Asset, together with a release of the Guarantor that owns such Borrowing Base Asset and the Equity Interests in such Guarantor, and Agent will grant such releases and remove such Collateral from the Borrowing Base Assets so long as (i) no Default or Event of Default is then in existence; and (ii) removal of such Collateral from the Borrowing Base will not cause the Outstanding Loans and Letters of Credit to exceed the remaining Borrowing Base.
§6. REPRESENTATIONS AND WARRANTIES AND COVENANTS
Borrower and each of the other Loan Parties (as applicable) represent and warrant and, to the extent set forth in certain Sections, covenants to Agent and Lenders as follows:
§6.1	Corporate Authority, Etc.

(a)           Organization; Good Standing. Borrower is a Maryland corporation duly organized pursuant to its certificate of incorporation filed with the Secretary of State of Maryland and is validly existing under the laws of the State of Maryland. Each Restricted Subsidiary is a corporation, partnership or limited liability company, duly organized, valid existing and in good standing under the laws of the state of its incorporation or formation.  Borrower and each Restricted Subsidiary (i) has all requisite power to own its respective properties and conduct its respective business as now conducted and as presently contemplated, and (ii) is duly authorized to do business in each  jurisdiction where a failure to be so authorized in such other jurisdiction could reasonably be expected to have a materially adverse effect on the business, assets or financial condition of such Person.

(b)            Subsidiaries.  Borrower has no Subsidiaries and owns no other Equity Interests in any Person, other than those specifically disclosed in Schedule 6.1(b), as supplemented from time to time by Borrower by written notice to Agent pursuant to §8.10, all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid, and are owned in the amounts specified in Schedule 6.1(b), all such Equity Interests issued by any Restricted Subsidiary are free and clear of all Liens, other than Permitted Liens, and such Schedule 6.1(b) identifies each Subsidiary as either Restricted or Unrestricted.

(c)            Authorization.  The execution, delivery and performance of this Agreement and the other Loan Documents to the Loan Parties, or any of them, are or are to become a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary proceedings on the part of such Person, (including any required stockholder, partner or member approval), (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, except for such conflicts or breaches that, individually and the aggregate, could not reasonably be expected to have a Material Adverse Effect, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the Organizational Documents of, or any mortgage, indenture, agreement, contract or other instrument binding upon, such Person or any of its properties or to which such Person is subject, except for such conflicts or defaults that, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (v) do not and will not result in or require the imposition of any Lien or other encumbrance on any of the properties, assets or rights of such Person except for the Liens and security title granted by the Loan Documents.

(d)            Enforceability.  The execution and delivery of this Agreement and the other Loan Documents to which the Loan Parties, or any of them, are or are to become a party are valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

§6.2	Approvals.

The execution, delivery and performance by the Loan Parties, or any of them, of this Agreement and the other Loan Documents to which they are or are to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any Person or the authorization, consent or approval of, or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and the filing of the Security Documents in the appropriate records office with respect thereto.

§6.3	Title to Properties; Leases.
Borrower and its Restricted Subsidiaries own or will own all of their respective assets (including, upon initial funding of the Loans, the initial Borrowing Base Assets), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.  Without limiting the foregoing, Borrower and its Restricted Subsidiaries have or will have good and marketable fee simple or leasehold title to all real and personal property reasonably necessary for the operation of its business in whole, free from all liens or encumbrances of any nature whatsoever, except for Permitted Liens.
§6.4	Financial Statements.
Borrower has furnished or caused to be furnished to each of Lenders:  (a) the audited financial statements filed by Borrower with the Securities and Exchange Commission for the fiscal year ended December 31, 2013 and (b) projected profit and loss statements and cash flow statements of Borrower, prepared on a quarterly basis for the next two (2) calendar years.  Information required to be furnished pursuant to this Section shall be deemed to have been furnished to each Lender if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Agent on the Platform to which the Lenders have been granted access.  Such audited financial statements described in clause (a) have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of Borrower and its Subsidiaries as of such date and the results of the operations of Borrower and its Subsidiaries, for such period.  All projections and estimates have been prepared in good faith on the basis of reasonable assumptions and represent the best estimate of future performance by the party supplying the same, it being agreed that projections are subject to uncertainties and contingencies and that no assurance can be given that any projection will be realized.
§6.5	No Material Adverse Changes.

As of the Closing Date there has occurred no materially adverse change in the financial condition or business of Borrower and any of its Subsidiaries, taken as a whole, as shown on or reflected in the balance sheet of Borrower or its Subsidiaries as of June 30, 2014, or its statement of income or cash flows for the fiscal quarter then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of Borrower and Restricted Subsidiaries and any Unrestricted Subsidiary with assets in excess of $5,000,000.
§6.6	Franchises, Patents, Copyrights, Etc.

Each of Borrower and its Restricted Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, service marks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others except where the failure to so possess could not, individually and in the aggregate, reasonably be expected to have a Material Adverse Effect.  Except as disclosed to Agent in writing, the Borrowing Base Assets are not owned or operated under or by reference to any registered or protected trademark, tradename, servicemark or logo.
§6.7	Litigation.

As of the Closing Date, except as described on Schedule 6.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or to the Borrower's Knowledge, threatened, against Borrower or any of its Subsidiaries or any of the Collateral before any court, tribunal, administrative agency or board, mediator or arbitrator that, if adversely determined, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.  As of the Closing Date, there are no judgments outstanding against or affecting Borrower, any of its Restricted Subsidiaries, or any of the Collateral.
§6.8	No Materially Adverse Contracts, Etc.

Neither Borrower nor any Restricted Subsidiary is a party to any mortgage, indenture, or other material contract or agreement or other instrument that has had or is reasonably expected, in the judgment of the members, partners or officers of such Person, to have a Material Adverse Effect.
§6.9	Compliance with Organizational Documents, Other Instruments, Laws, Etc.

Neither Borrower nor any Restricted Subsidiary is in violation of any provision of its Organizational Documents, or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of such Person.
§6.10	Tax Status.

Borrower and each Restricted Subsidiary (a) has made or filed all federal and all other material tax returns, reports and declarations, if any, required by any jurisdiction to which it is subject, except to the extent Borrower has obtained a valid extension of the deadline to file such return, (b) has paid all material taxes and other material governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, if applicable or required. There are no unpaid taxes or assessments in any material amount claimed to be due by the taxing authority of any jurisdiction or pursuant to any private agreement except for those that are being contested as permitted by this Agreement. As of the Closing Date, except as set forth on Schedule 6.10 hereto, Borrower has not been audited, or has knowledge of any pending audit, by the Internal Revenue Service or any other taxing authority.

§6.11	No Event of Default.
No Default or Event of Default has occurred and is continuing.
§6.12	Investment Company Act.

Neither Borrower nor any Restricted Subsidiary is an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.
§6.13	[RESERVED]

§6.14	Setoff, Etc.

The Loan Parties are the owners of the Collateral free from any lien, security interest, encumbrance or other claim or demand, except those encumbrances permitted in the Security Documents or Permitted Liens.
§6.15	Certain Transactions.

Except as set forth in Schedule 6.15 hereto or as otherwise permitted pursuant to §8.3, none of the partners, members, officers, trustees, directors, or employees of Borrower or any Restricted Subsidiary is a party to any transaction with any of their Affiliates or their members, employees, officers, trustees and directors (other than employment and severance agreements relating to services as partners, members, employees, officers, trustees and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any Affiliate, partner, member, officer, trustee, director or such employee or, to Borrower's Knowledge, any limited liability company, corporation, partnership, trust or other entity in which any Affiliate, partner, member, officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee, partner or member.
§6.16	Employee Benefit Plans.

Borrower and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Guaranteed Pension Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan. Neither Borrower nor any ERISA Affiliate has (a) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Employee Benefit Plan, (b) failed to make any contribution or payment to any Guaranteed Pension Plan, or made any amendment to any Guaranteed Pension Plan, which has resulted in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. None of the assets of Borrower constitute a Plan Asset.

§6.17	Regulations T, U and X.

No portion of any Loan or any Letter of Credit is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224.  The Loan Parties are not engaged, and will not engage, principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224.
§6.18	Environmental Compliance.

Prior to any Eligible Asset becoming a Borrowing Base Asset, the Loan Parties shall have delivered to Agent true and complete copies of all written environmental site assessment reports and environmental impact statements in the possession of or made available to any Loan Party with respect to such Eligible Asset (collectively, the "Environmental Reports"), and the Loan Parties make the following representations and warranties:
(a)            Except as disclosed in the Environmental Reports, to Borrower's Knowledge, neither Borrower nor any Restricted Subsidiary (nor any Unrestricted Subsidiary to the extent such violation could reasonably be expected to result in a liability to such Unrestricted Subsidiary in excess of $1,000,000), nor any lessee of any Eligible Asset, is in material violation, or alleged material violation of any applicable judgment, decree, code, order, law, rule of common law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any applicable state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "Environmental Laws").  To Borrower's Knowledge, any violation reflected in the Environmental Reports would not reasonably be expected to have a Material Adverse Effect.

(b)            Except as disclosed in the Environmental Reports, to Borrower's Knowledge, neither Borrower nor any Restricted Subsidiary (nor any Unrestricted Subsidiary, to the extent that the circumstances described in such notice could reasonably be expected to resulti n a liability to such Unrestricted Subsidiary in excess of $1,000,000), nor any lessee of any Eligible Asset, has received written notice from any third party including, without limitation, any Governmental Authority, (i) that it has been identified by the United States Environmental Protection Agency as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. §9601(5), any hazardous substances as defined by 42 U.S.C. §9601(14), any pollutant or contaminant as defined by 42 U.S.C. §9601(33) or any toxic substances or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at, on or under its property for which a federal, state or local agency or other third party has conducted or has ordered that Borrower or any such Subsidiary, or any lessee of any Eligible Asset, conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it or any lessee of any Eligible Asset is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

(c)            (i) To Borrower's Knowledge, except as disclosed in any Environmental Reports provided to Agent and except as disclosed to Agent in writing, (1) no portion of any of its property has been used by Borrower or any Restricted Subsidiary (or any Unrestricted Subsidiary, if such usage could reasonably be expected to result in a liability to such Unrestricted Subsidiary in excess of $1,000,000), or any lessee of any Eligible Asset, as a landfill or for dumping or for the handling, processing, storage or disposal of Hazardous Substances except in material compliance with applicable Environmental Laws, and (2) no underground tank for Hazardous Substances has been operated by Borrower or any Subsidiary (or any Unrestricted Subsidiary, if such failure to so comply could reasonably be expected to result in a liability to such Unrestricted Subsidiary in excess of $1,000,000), or any lessee of any Eligible Asset, except in material compliance with applicable Environmental Laws; (ii) in the course of any activities conducted by Borrower and its Restricted Subsidiaries (and its Unrestricted Subsidiaries, if such failure to so comply could reasonably be expected to result in a liability to such Unrestricted Subsidiary in excess of $1,000,000), or any lessee of any Eligible Asset, no Hazardous Substances have been generated or are being used on any of their properties except in the ordinary course of business and in material compliance with applicable Environmental Laws; (iii) to Borrower's Knowledge, there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") of Hazardous Substances on, upon, into or from any of Borrower's or its Restricted Subsidiaries' properties (or its Unrestricted Subsidiaries' properties, if such Release could reasonably be expected to result in a liability to such Unrestricted Subsidiary in excess of $1,000,000), which Release could reasonably be expected to have a Material Adverse Effect; (iv) to Borrower's Knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of Borrower's or its Restricted Subsidiaries' properties (or its Unrestricted Subsidiaries' Properties, if such Release could reasonably be expected to result in a liability to such Unrestricted Subsidiary in excess of $1,000,000) which, through soil or groundwater contamination, may have come to be located on, and which could reasonably be expected to have a Material Adverse Effect; and (v) to Borrower's Knowledge, any Hazardous Substances that have been generated on any of Borrower's or its Subsidiaries' properties (or its Unrestricted Subsidiaries' properties, if such generation could reasonably be expected to result in a liability to such Unrestricted Subsidiary in excess of $1,000,000) by Borrower or any of such Subsidiaries have been transported off-site, treated and disposed of in material compliance with applicable Environmental Laws.

(d)          To Borrower's Knowledge and except as has been or will be concurrently herewith completed, neither Borrower nor any of its Restricted Subsidiaries (nor any of its Unrestricted Subsidiaries, except to the extent the circumstances described in any such notice, recording or delivery could not reasonably be expected to result in a liability to such Unrestricted Subsidiary in excess of $1,000,000), nor any lessee of any Eligible Asset, nor any of their respective properties is subject to any applicable Environmental Law requiring the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Security Document or to the effectiveness of any other transactions contemplated hereby.

(e)            This §6.18 shall set forth the sole and exclusive representations and warranties made by the Loan Parties with regard to Environmental Laws, Hazardous Substances, or any other environmental, health or safety matter.

§6.19	Loan Documents.

All of the representations and warranties of the Loan Parties made in this Agreement and the other Loan Documents, as applicable, or any document or instrument delivered by any Loan Party to Agent or Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects as of the date specified therein or thereon or the date delivered, as applicable, and no Loan Party has failed to disclose such information as is necessary to make such representations and warranties not misleading.  The information, reports, financial statements, exhibits and schedules (excluding projections which have been proposed in good faith) furnished by the Loan Parties to Agent and Lenders in connection with the negotiation, preparation or delivery of this Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein not misleading. All written information furnished after the date hereof by the Loan Parties to Agent or Lenders in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, correct and accurate in every material respect and shall not omit to state any material fact necessary to make the statements herein or therein not misleading, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified; it being recognized by Agent and Lenders that any projections and forecasts provided by the Loan Parties are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties.

§6.20	Eligible Assets.

Borrower and the Restricted Subsidiaries make the following representations and warranties concerning each Eligible Asset:
(a)         No Required Eligible Asset Consents, Permits, Etc. Neither Borrower nor any Restricted Subsidiary has received any written notice of, has no Knowledge of, any approvals, consents, licenses, permits, utility installations and connections (including, without limitation, drainage facilities) required by applicable laws, rules, ordinances or regulations or any agreement affecting the Eligible Asset for the maintenance, operation, servicing and use of the Eligible Asset for its current use (hereinafter referred to as the "Project Approvals") which have not been granted, effected, or performed and completed (as the case may be), or any fees or charges therefor which have not been fully paid, or which are no longer in full force and effect. No Project Approvals will terminate, or become void or voidable or terminable on any foreclosure sale of the Eligible Asset pursuant to the Mortgage to which such Eligible Asset is subject. There are no outstanding suits, orders, decrees or judgments relating to building use and occupancy, fire, health, sanitation or other violations affecting, against, or with respect to, the

Eligible Asset or any part thereof, which, if adversely determined, either singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.

(b)            No Violations.  Neither Borrower nor any Restricted Subsidiary has received notice of, and has no Knowledge of, any violation of any applicable Requirements, Project Approvals or any other restrictions or agreements by which Borrower or any Restricted Subsidiary or the Eligible Asset is bound which violation, either singly or in the aggregate with other such violations, could reasonably be expected to have a Material Adverse Effect.

(c)            Insurance.  Neither Borrower nor any Restricted Subsidiary has received any written notice from any insurer or its agent requiring performance of any work with respect to the Eligible Asset that has not been completed or canceling or threatening to cancel any policy of insurance, and the Eligible Asset complies in all material respects with the insurability requirements of all of Borrower's insurance carriers.

(d)            Real Property and other Taxes; Special Assessments.  There are no unpaid or outstanding real estate or other taxes or assessments on or against the Eligible Asset or any part thereof, including, without limitation, any payments in lieu of taxes, which are payable by Borrower or any Restricted Subsidiary (except only real estate or other taxes or assessments that are not yet delinquent or subject to any penalties, interest or other late charges, or are being contested as permitted under this Agreement, or which have been adequately reserved against in accordance with GAAP).  There are no unpaid or outstanding annual or other periodic fees or rents or gross receipts, rent or sales taxes payable with respect to the use and operation of the Eligible Asset which are due and payable.  No abatement proceedings are pending with reference to any real estate taxes or private assessments assessed against the Eligible Asset.  There are no betterment assessments or other special assessments presently pending with respect to any portion of the Eligible Asset, and neither Borrower nor any Restricted Subsidiary has received any written notice of any such special assessment being contemplated.

(e)            Eminent Domain; Casualty.  At the time the Eligible Asset becomes a Borrowing Base Asset, there are no pending eminent domain proceedings against the Eligible Asset or any part thereof, and, to Borrower's Knowledge, no such proceedings are presently threatened or contemplated by any taking authority.  Neither the Eligible Asset nor any part thereof is, as of the date such Eligible Asset becomes a Borrowing Base Asset, materially damaged or injured as a result of any fire, explosion, accident, flood or other casualty.

(f)            Unresolved Real Estate Disputes.  Except as may be disclosed to Agent or on Schedule 6.20(f), there are no unresolved claims or disputes relating to access to any material portion of the Eligible Asset that could reasonably be expected to have a material adverse effect on the intended use of such Eligible Asset by Borrower or an Restricted Subsidiaries, or otherwise have, either singly or in the aggregate, a Material Adverse Effect.  Each reaffirmation of the representation and warranty contained in this sub-paragraph (f) shall take into account the most recent update of Schedule 6.20(f) delivered to Agent pursuant to §7.4(h) and shall be deemed reaffirmed as of the most recent date any update to said Schedule 6.20(f) was required to have been delivered to Agent pursuant to §7.4(h), whether or not any such update is so delivered.

(g)            Material Real Property Agreements; No Options.  Except as set forth in Schedule 6.20(g), there are no material agreements pertaining to the management or operation of the Eligible Asset other than as described in this Agreement and the Eligible Leases; and except for the lessees under the Eligible Leases, no Person has any right of first refusal, right of first offer or other option to acquire the Eligible Asset or any portion thereof or interest therein.  Each reaffirmation of the representation and warranty contained in this sub-paragraph (g) shall take into account the most recent update of Schedule 6.20(g) delivered to Agent pursuant to §7.4(h) and shall be deemed reaffirmed as of the most recent date any update to said Schedule 6.20(g) was required to have been delivered to Agent pursuant to §7.4(h), whether or not any such update is so delivered.

§6.21	Reserved.

§6.22	Brokers.

Except as disclosed to Agent in writing, Borrower has not engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.
§6.23	[RESERVED]

§6.24	OFAC.

No Loan Party is (nor will be) a Person with whom Agent is restricted from doing business under OFAC (including, those Persons named on OFAC's Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons.  In addition, the Loan Parties hereby agree to provide Agent with any additional information that Agent deems necessary from time to time in order to ensure compliance with all applicable laws concerning money laundering and similar activities.

§6.25	No Fraudulent Intent.

Neither the execution and delivery of this Agreement or any of the other Loan Documents nor the performance of any actions required hereunder or thereunder is being undertaken by Borrower or any other Loan Party with or as a result of any actual intent by such Person to hinder, delay or defraud any entity to which is now or will hereafter become indebted.
§6.26	Reserved.

§6.27	Solvency.

As of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, including all of the Loans made or to be made with respect to the Borrower and each Guarantor, (a) the fair value of its assets on a going concern basis is greater than the amount of its liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated, (b) the present fair saleable value of its assets is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, (c) it will be able to pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business (taking into account all available financing options), (d) it does not intend to, and do not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature and (e) it is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which its property would constitute unreasonably small capital.

§6.28	No Bankruptcy Filing.

Neither Borrower nor any Restricted Subsidiary (nor any Unrestricted Subsidiary with assets in excess of $5,000,000) is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and to Borrower's Knowledge, no Person is contemplating the filing of any such petition against Borrower or any of its Subsidiaries.

§6.29	Other Debt

No Loan Party is in default (after giving effect to applicable grace periods) in the payment of any Indebtedness or the terms of any agreement, mortgage, deed of trust, security agreement, financing agreement, indenture or other lease to which it is a party which default, either singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.  No Loan Party is a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time of payment of any of the Obligations to any other Indebtedness or obligation of the Loan Parties.  Nothing in this §6.29 shall alter or affect the provisions of §8.1.
§7.            AFFIRMATIVE COVENANTS OF LOAN PARTIES
Borrower and the other Loan Parties (as applicable) covenant and agree that, so long as any Loan or other Obligation (other than contingent indemnification obligations for which no claim has been asserted) is outstanding or any Lender has any obligation to make any Loans hereunder:

§7.1	Punctual Payment.

Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes as well as all other sums owing pursuant to the Loan Documents.

§7.2	Maintenance of Office.

Each Loan Party will maintain its chief executive office at 4200 W. 115th Street, Suite 210, Leawood, Kansas 66211, or at such other place in the United States of America as Borrower shall designate upon at least thirty (30) days (or such lesser number of days as is acceptable to Agent) prior written notice to Agent, where notices, presentations and demands to or upon the Loan Parties in respect of the Loan Documents may be given or made.  Each Loan Party agrees that, in the event of any such change, it will execute and deliver such amendments and other documents as Agent may reasonably request to maintain Agent's perfected Lien on the Collateral.

§7.3	Records and Accounts.

Each Loan Party will keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, as revised from time to time.  No Loan Party shall, without the prior written consent of Agent, make any material change to the accounting procedures used by it in preparing the financial statements and other information described in §6.4 except as required by law or as required by GAAP.  No Loan Party will change its fiscal year except as otherwise approved by Agent in writing.
§7.4	Financial Statements, Certificates and Information.

Borrower will deliver to Agent:
(a)            not later than ninety (90) days after the end of each fiscal year of Borrower, the Consolidated balance sheet of Borrower and its Subsidiaries as of the end of such year, and the related statements of income, changes in capital and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and accompanied by an auditor's report prepared without qualification by a nationally recognized accounting firm reasonably acceptable to Agent, and any other information Agent may reasonably require to complete a financial analysis of Borrower and its Subsidiaries; provided that so long as Borrower is required to file its audited financial statements with the Securities and Exchange Commission, the delivery of such filed financial statements shall satisfy the forgoing requirement;

(b)            not later than sixty (60) days after the end of each fiscal quarter of Borrower and its Subsidiaries prior to January 1, 2016 and not later than forty-five (45) days after the end of each fiscal quarter of Borrower and its Subsidiaries thereafter, copies of the balance sheet of Borrower and its Subsidiaries as of the end of such quarter, and the related statements of income, changes in capital and cash flows for the portion of Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP (other than the inclusion of footnotes); provided that so long as Borrower is required to file its quarterly financial statements with the Securities and Exchange Commission, the delivery of such filed financial statements shall satisfy the forgoing requirements; together with a certification by the Principal Financial Officer of Borrower that the information contained in such financial statements fairly presents, in all material respects, the financial position of Borrower on the date thereof (subject to year‑end adjustments);

(c)            simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) of this §7.4, a statement (a "Compliance Certificate") certified by the Principal Financial Officer of Borrower in the form of Exhibit B hereto (or in such other form as Agent may approve from time to time) setting forth in reasonable detail computations evidencing compliance with the covenants contained in §9 and the other covenants described therein;

(d)            concurrently with the delivery of the financial statements described in subsections (a) and (b) of this §7.4, a certificate signed by the Principal Financial Officer of Borrower to the effect that, having read this Agreement, and based upon an examination which such officer deems sufficient to enable such officer to make an informed statement, such officer is not aware of any Default or Event of Default, or if such Default or Event of Default has occurred, specifying the facts with respect thereto;

(e)            within thirty (30) days after the end of each calendar quarter, a certificate in the form of Exhibit E attached hereto (a "Borrowing Base Certificate"), certified by a Principal Financial Officer of Borrower, pursuant to which Borrower shall calculate the amount of the Borrowing Base as of the end of the immediately preceding calendar quarter; provided that (i) Borrower may, at its option, deliver up to two additional Borrowing Base Certificates each quarter with each Borrowing Base Certificate in connection with a redesignation or addition of Borrowing Base Assets as contemplated hereunder, and (ii) Borrower shall deliver a Borrowing Base Certificate at the time of each request for a Loan demonstrating compliance with the requirements of §2.1.  All income, expense and value associated with Borrowing Base Assets disposed of during such calendar quarter will be eliminated from calculations, where applicable.

(f)            if requested by Agent, copies of all annual federal income tax returns and amendments thereto of Borrower and its Subsidiaries;

(g)            not later than March 1 of each year during the term of the Loan, the budget for Borrower and its Subsidiaries for such calendar year.  Such budget shall be in form reasonably satisfactory to Agent and shall be submitted to Agent together with a narrative description of the assumptions upon which the budget is based and such other information as Agent may request;

(h)            simultaneously with the delivery of the Compliance Certificate referred to in subsection (c) of this §7.4, (i) an updated Schedule 6.20(f) reflecting the addition or deletion of any unresolved claims or disputes described in §6.20(f) or a certification from Borrower that there have been no changes in that Schedule, and (ii) an updated Schedule 6.20(g) reflecting the addition or the expiration or termination of any material agreements described in §6.20(g) or a certification from Borrower that there have been no changes in that Schedule; and

(i)            from time to time such other financial data and information pertaining to Borrower and the Eligible Assets, as Agent or any Lender may reasonably request from time to time.

§7.5	Notices.

(a)            Defaults.  Borrower will promptly notify Agent in writing of the occurrence of any (i) Default, (ii) Event of Default, (iii) an event of default under any Eligible Lease, or (iv) an event of default under any Eligible Mortgage.  If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, obligation or other evidence of Indebtedness in an outstanding principal amount of at least $1,000,000, to which or with respect to which any Loan Party is a party or obligor, whether as principal or surety, and such event of default would permit the holder of such note or obligation or other evidence of Indebtedness to accelerate the maturity thereof or the existence of which claimed default might become an Event of Default under §12.1(f), Borrower shall forthwith give written notice thereof to Agent, describing the notice or action and the nature of the claimed default.  Borrower shall also promptly notify Agent in writing of any exercise of remedies by the holder of such note, obligation or other evidence of Indebtedness (or any agent or representative thereof) with respect to such event of default.

(b)            Environmental Events.  Borrower will promptly give notice to Agent (i) upon Borrower obtaining knowledge of any potential or known Release, or threat of Release, of any Hazardous Substances at or from Borrower's or any its Restricted Subsidiaries' properties (or any Unrestricted Subsidiaries' properties, if such Release could reasonably be expected to result in a liability to such Unrestricted Subsidiary in excess of $1,000,000) that, either singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (ii) of any violation of any Environmental Law that Borrower reports in writing or is reportable by Borrower in writing (or for which any written report supplemental to any oral report is made), or any lessee of any Eligible Asset, to any federal, state or local environmental agency that, either singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect and (iii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that in either case could reasonably be expected to have a Material Adverse Effect.

(c)            Notification of Claims Against Collateral.  Borrower will, promptly upon obtaining Knowledge thereof, notify Agent in writing of any claims pertaining to the Collateral which, either singly or in the aggregate, could reasonably be expected to exceed $1,000,000, as well as any setoff, withholdings or other defenses to which any of the Collateral, or the rights of Agent or Lenders with respect to the Collateral, are subject, in each case, other than related to Permitted Liens.

(d)            Notice of Litigation and Judgments.  Borrower will give notice to Agent in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting Borrower or any Restricted Subsidiary or to which Borrower or any Restricted Subsidiary is or is to become a party involving an uninsured claim against Borrower that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings.  Borrower will give notice to Agent, in writing, in form and detail satisfactory to Agent and each of Lenders, within ten (10) days of any judgment not covered by insurance, whether final or otherwise, against Borrower or any Restricted Subsidiary in an amount, whether singly or in the aggregate, in excess of $1,000,000.

(e)            ERISA.  Borrower will give notice to Agent within five (5) Business Days after Borrower or any ERISA Affiliate (i) gives or is required to give notice to the PBGC of any ERISA Reportable Event with respect to any Guaranteed Pension Plan, or knows that the plan administrator of any such plan has given or is required to give notice of any such ERISA Reportable Event; (ii) receives a copy of any notice of withdrawal liability under Title IV of ERISA with respect to a Multiemployer Plan; or (iii) receives any notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Guaranteed Pension Plan.

(f)            Notice of Material Adverse Effect.  Borrower will give notice to Agent in writing within fifteen (15) days of becoming aware of the occurrence of any event or circumstance which could reasonably be expected to have a Material Adverse Effect.

§7.6	Existence; Maintenance of Properties.

Except as permitted under §8.4, Borrower and the Restricted Subsidiaries will do or cause to be done all things necessary to preserve and keep in full force and effect their respective legal existences and good standing in their respective jurisdictions of incorporation, formation or (as the case may be) organization.  Except as permitted under §8.4, Borrower and the Restricted Subsidiaries will do or cause to be done all things necessary to preserve or establish their respective good standing as a foreign entity and due authorization to do business in the jurisdictions where failure to do so would have a material adverse effect on their respective businesses and activities.  Except as permitted under §8.4, Borrower will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises, except where the failure to preserve such rights and franchises would not reasonably be expected to have a Material Adverse Effect.
§7.7	Insurance.

(a)            Maintenance of Insurance.  Borrower and each Restricted Subsidiary will maintain, or will cause lessees of its assets to maintain, with financially sound and reputable insurers that are licensed to do business in the State where the policy is issued and, with respect to any property and casualty insurance, also in the States where the Eligible Asset is located, insurance with respect to its properties and business against such casualties and contingencies, as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas, and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent in accordance with sound business practices and the determination of management of Borrower and the Restricted Subsidiaries; provided, however, that such requirement may be satisfied with respect to the Eligible Assets by the lessees pursuant to the Eligible Leases.  The insurance requirements may be satisfied by Borrower, any Restricted Subsidiary or any such lessee through the maintenance of self-insurance that complies with all laws and regulations applicable thereto and reasonably satisfactory to Agent.  Within ten (10) days after the Closing Date, Borrower shall furnish to Agent a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by Borrower (or such lessees) and shall cause each issuer of an insurance policy maintained by Borrower (and shall use commercially reasonable efforts with respect to insurance policies maintained by such lessees) to provide Agent with an endorsement (i) showing Agent as a loss payee with respect to each policy of property or casualty insurance and naming Agent as an additional insured with respect to each policy of liability insurance, (ii) providing that 30 days' notice will be given to Agent prior to any cancellation of, or material reduction or change in coverage provided by or other material modification to such policy, and also a cross liability/severability endorsement.  Borrower and the Restricted Subsidiaries shall be responsible for all premiums on insurance policies, subject to the requirements of the Eligible Leases.  Upon Agent's request, Borrower shall deliver duplicate originals or certified copies of all such policies to Agent, and shall promptly furnish to Agent all renewal notices and evidence that all premiums or portions thereof then due and payable have been paid.  At least fifteen (15) days prior to the expiration date of the policies, Borrower shall deliver to Agent evidence of continued coverage, including a certificate of insurance, as may be satisfactory to Agent.

(b)            Endorsements.  In addition to the endorsements referred to in §7.7(a), all policies of insurance required by this Agreement shall contain clauses or endorsements to the effect that (i) no act or omission of Borrower or the applicable Restricted Subsidiary (or lessee), anyone acting for Borrower or such applicable Restricted Subsidiary (or lessee) (including, without limitation, any representations made in the procurement of such insurance), which might otherwise result in a forfeiture of such insurance or any part thereof, no occupancy or use of the Eligible Assets for purposes more hazardous than permitted by the terms of the policy, and no foreclosure or any other change in title to the Eligible Asset or any part thereof, shall affect the validity or enforceability of such insurance insofar as Agent is concerned, (ii) the insurer waives any right of setoff, counterclaim, subrogation, or any deduction in respect of any liability of any of Borrower or any Restricted Subsidiary, and Agent, (iii) such insurance is primary and without right of contribution from any other insurance which may be available, (iv) such policies shall not be modified, canceled or terminated prior to the scheduled expiration date thereof without the insurer thereunder giving at least thirty (30) days prior written notice to Agent by certified or registered mail, and (v) that Agent or Lenders shall not be liable for any premiums thereon or subject to any assessments thereunder, and shall in all events be in amounts sufficient to avoid any coinsurance liability.  Upon request by Borrower, Agent and Borrower may approve variations in the foregoing requirements from time to time.

(c)            No Separate Insurance.  Neither Borrower nor any Restricted Subsidiary shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Agreement unless such insurance complies with the terms and provisions of this §7.7.

§7.8	Taxes.

Borrower and each Restricted Subsidiary will duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges imposed upon it and its property, including, without limitation, any payments in lieu of taxes, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies that if unpaid might by law become a lien or charge upon any of its property or the property of Borrower or such Restricted Subsidiary; provided that any such tax, assessment, charge, levy or claim need not be paid if (a) the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and Borrower or such Restricted Subsidiary shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto, and (b) none of Borrower nor any Restricted Subsidiary's property nor any portion thereof or interest therein would be in any danger of sale, forfeiture or loss by reason of such proceeding and provided further that Borrower or such Restricted Subsidiary will pay, or cause to be paid, all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

§7.9	Inspection of Property and Books.

Borrower and the Restricted Subsidiaries shall permit or cause the lessees to permit, Lenders, through Agent or any representative designated by Agent, at Borrower's expense and upon reasonable prior notice to visit and inspect any of their respective properties, to examine the books of account of Borrower and the Restricted Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower and the Restricted Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as Agent or any Lender may reasonably request.
§7.10	Compliance with Laws, Contracts, Licenses, and Permits.

Borrower and each Restricted Subsidiary swill comply, and use good faith efforts to cause the lessees to comply in the case of the Eligible Assets, in all respects with (i) all applicable laws, ordinances, regulations and requirements now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its Organizational Documents, (iii) the Eligible Leases and all mortgages, indentures, contracts, agreements and instruments to which it is a party or by which it or any of its properties may be bound, (iv) all applicable decrees, orders, and judgments, and (v) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties, except in each case where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.  If at any time while any Loan or Note is outstanding, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that Borrower and the Restricted Subsidiaries may fulfill any of their respective obligations hereunder or under the other Loan Documents, Borrower and the Restricted Subsidiaries will promptly take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license and furnish Agent and Lenders with evidence thereof.
§7.11	Further Assurances.

The Loan Parties will cooperate with Agent and Lenders and execute such further instruments and documents as Agent (or any Lender requesting through Agent) shall reasonably request to carry out to its satisfaction the transactions described in this Agreement and the other Loan Documents.
§7.12	Plan Assets.

Borrower will do, or cause to be done, all things necessary to ensure that none of the Collateral will be deemed to be Plan Assets at any time.
§7.13	Registered Servicemark.

Without the prior written consent of Agent, no Eligible Asset shall be owned or operated by Borrower or any Restricted Subsidiary or any lessee under any registered or protected trademark, tradename, servicemark or logo unless the Borrower or the applicable Restricted Subsidiary grants to Agent for the benefit of Lenders of a perfected first priority security interest therein.

§7.14	Unrestricted Subsidiaries.

Borrower will cause the management, business and affairs of each of the Borrower and its Restricted Subsidiaries to be conducted in such a manner (including, without limitation, by keeping separate books of account, and separate financial statements of Unrestricted Subsidiaries and by not permitting properties of the Borrower and its Restricted Subsidiaries to be commingled) so that each Unrestricted Subsidiary that is a corporation or other legal entity will be treated as an entity separate and distinct from the Borrower and the Restricted Subsidiaries.
§7.15	Rents; Power of Attorney.

Notwithstanding that, by the terms of the various Mortgages, Loan Parties are and will be assigning to Agent and Lenders all of the "Rents" (as defined therein) derived from the property covered thereby, and Loan Parties grant to Agent a power of attorney.  So long as no Event of Default has occurred and is continuing Loan Parties may continue to receive from the payors thereof all such Rents, subject, however, to the Liens created under the Security Documents, which Liens are hereby affirmed and ratified, and Agent and Lenders will not attempt to enforce the assignment of Rents or exercise any power of attorney.  Upon the occurrence and during the continuance of an Event of Default, Agent and Lenders may exercise all rights and remedies granted under the Security Documents subject to the terms thereof, including the right to obtain possession of all Rents then held by Loan Parties or to receive directly from the payors thereof all other Rents.  In no case shall any failure, whether intentioned or inadvertent, by Agent or Lenders to collect directly any such Rents constitute in any way a waiver, remission or release of any of their rights under the Security Documents, nor shall any release of any Rents by Agent or Lenders to Loan Parties constitute a waiver, remission, or release of any other Rents or of any rights of Agent or Lenders to collect other Rents thereafter.
§8.            CERTAIN NEGATIVE COVENANTS OF LOAN PARTIES
Borrower and the other Loan Parties (as applicable) covenant and agree that, so long as any Loan, Note, or other Obligation (other than contingent indemnification obligations for which no claim has been asserted) is outstanding or any Lender has any obligation to make any Loans hereunder:

§8.1	Restrictions on Indebtedness.

Neither Borrower nor any Restricted Subsidiary will create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:
(i)            the Obligations;

(ii)            to the extent constituting Indebtedness, liabilities in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of §7.8;

(iii)            Indebtedness in respect of judgments or awards that would not constitute an Event of Default;

(iv)            obligations under any Hedge Agreement incurred in the ordinary course of business for bona fide hedging purposes;

(v)            Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business, or pursuant to netting services or otherwise in connection with deposit accounts; or

(vi)            Indebtedness in connection with surety (or similar) bonds, letters of credit and performance bonds obtained in the ordinary course of business in connection with workers' compensation obligations of the Loan Parties and in connection with other surety and performance bonds in the ordinary course of business.

§8.2	Restrictions on Liens, Etc.

Neither Borrower nor any Restricted Subsidiary will (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; or (d) sell, assign, pledge or otherwise encumber any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse (collectively the "Liens"); provided that the Loan Parties may create or incur or suffer to be created or incurred or to exist any of the following (the "Permitted Liens"):
(i)            Liens for taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not overdue or being contested in good faith;

(ii)            Liens in favor of Agent and Lenders under the Loan Documents;

(iii)            Liens arising in the ordinary course of business (including (A) Liens of carriers, warehousemen, mechanics, landlords and materialmen and other similar Liens imposed by law and (B) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being diligently contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services and, in each case, for which it maintains adequate reserves in accordance with GAAP and the execution or other enforcement of which is effectively stayed;

(iv)            attachments, appeal bonds, judgments and other similar Liens, with respect to judgments that do not otherwise result in or cause an Event of Default;

(v)            easements, rights of way, zoning ordinances, entitlements, minor defects or irregularities in title or survey, building codes and other land use laws and environmental restrictions, regulations and ordinances, and other similar Liens regulating the use or occupancy of real property or the activities conducted thereon which are imposed by a Governmental Authority having jurisdiction over such real property which are not violated in any material respect by the current use or occupancy of such real property and do not interfere in any material respect with the ordinary operation of the business of any Loan Party;

(vi)            Liens arising under Article 2 or Article 4 of the Uniform Commercial Code and customary banker's liens and rights of set-off, revocation, refund or chargeback in favor of banks or other financial institutions where any Loan Party maintains deposits in the ordinary course of business;

(vii)            Liens deemed to exist in connection with repurchase agreements and other similar investments to the extent such Investments are permitted under this Agreement; and

(viii)            non-recourse Liens on the Equity Interest of Unrestricted Subsidiaries.

§8.3	Restrictions on Investments.

Neither Borrower nor any Restricted Subsidiary will make or permit to exist or to remain outstanding any Investment except Investments in:
(a)            marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by any Loan Party;

(b)            marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

(c)            demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000; provided, however, that the aggregate amount at the time of such Investment so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $200,000;

(d)            securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's or by S&P at not less than "P-1" if then rated by Moody's, and not less than "A-1", if then rated by S&P;

(e)            mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's or by S&P at not less than "Aa" if then rated by Moody's and not less than "AA" if then rated by S&P;

(f)            shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (a) through (e) and have total assets in excess of $50,000,000;

(g)            Investments in other Loan Parties or in wholly owned Subsidiaries of any Loan Party that is or becomes a Guarantor substantially contemporaneously therewith pursuant to 5.1(a);

(h)            Investments in the existing Subsidiaries of Borrower as of the Closing Date; and

(i)            Investments in Unrestricted Subsidiaries in an aggregate amount not in excess of $40,000,000, net of any Distributions received by the Borrower and Restricted Subsidiaries with respect to such Investments, provided that Investments in Unrestricted Subsidiaries in an aggregate amount in excess of $40,000,000, net of any Distributions received by the Borrower and Restricted Subsidiaries with respect to such Investments, shall be permitted so long as (i) after giving effect to any such Investment, Borrower shall have demonstrated that it will have unrestricted cash liquidity (including, for purposes of this computation, the undrawn portion of the Borrowing Base that is then available for borrowing) in an amount equal to the lesser of (x) 20% of the Borrowing Base then in effect and (y) $10,000,000, (ii) the financial covenants contained in Section §9 shall be satisfied on a projected pro forma basis after giving effect to such Investment, (iii) no Default or Event of Default shall exist prior to or after giving effect to such Investment, and (iv) the proceeds of such Investment are used to acquire assets of the same type as the Eligible Assets.

§8.4	Merger, Consolidation.

Neither Borrower nor the Restricted Subsidiaries will become a party to any dissolution, liquidation, merger, reorganization, consolidation or other business combination, or agree to or effect any asset acquisition or stock acquisition or other acquisition which may have a similar effect as any of the foregoing without the prior written consent of the Required Lenders.
§8.5	Compliance with Environmental Laws.

Neither Borrower nor any Restricted Subsidiary (nor any Unrestricted Subsidiary, if such violation hereof could reasonably be expected to result in a liability of such Unrestricted Subsidiary in excess of $1,000,000) will do any of the following:  (a) use any of its property as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for quantities of Hazardous Substances used in the ordinary course of business and in material compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of its property any underground tank or other underground storage receptacle for Hazardous Substances except in material compliance with Environmental Laws, (c) generate any Hazardous Substances on any of its property except as generated in the ordinary course of business and in material compliance with Environmental Laws, (d) cause a Release of Hazardous Substances on, upon or into any of its property which give rise to liability under CERCLA or any other Environmental Law, or (e)  transport or arrange for the transport of any Hazardous Substances (except as required in the ordinary course of business and in material compliance with all Environmental Laws), and any such failure to comply with any of the foregoing clauses (a) through (e) shall continue unremedied for a period of thirty (30) days.
If Borrower or any Restricted Subsidiary (or any Unrestricted Subsidiary, if such Release could reasonably be expected to result in a liability of such Unrestricted Subsidiary in excess of $1,000,000) causes or permits any Release of Hazardous Substances in violation of Environmental Laws to occur, Borrower or such Subsidiary shall cause the prompt containment and removal of such Hazardous Substances and remediation of the Eligible Asset in material compliance with all applicable Environmental Laws.
At any time after and during the continuation of an Event of Default, at any time that Agent or the Required Lenders shall have reasonable grounds to believe that a Release of Hazardous Substances may have occurred relating to any property of Borrower or its Restricted Subsidiaries (or any Unrestricted Subsidiaries, if such Release could reasonably be expected to result in a liability of such Unrestricted Subsidiary in excess of $1,000,000), Agent may at its election (and will at the request of the Required Lenders) obtain such assessments, including, without limitation, environmental assessments of such property prepared by an Environmental Engineer as may be reasonably necessary for the purpose of evaluating or confirming whether any Hazardous Substances have been Released by Borrower or any such Subsidiary on such  property, which Release will result in a Material Adverse Effect.  Such assessments may include detailed visual inspections of such property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil or other samples, as well as such other investigations or analyses as are reasonably necessary for a determination of whether such Release results in a Material Adverse Effect.  All reasonable costs related to such environmental assessments shall be at the sole cost and expense of Borrower.
At any time after and during the continuation of an Event of Default, Agent may, but shall never be obligated to, remove or cause the removal of any Hazardous Substances which are in violation of any Environmental Law from Borrower's or any Restricted Subsidiary's property (or if removal is prohibited by any Environmental Law or any other applicable law, physical restriction or other reason, take or cause the taking of such other action as is required to cause such property to be in material compliance with any Environmental Law) if Borrower or any Restricted Subsidiary fails to materially comply with its obligations hereunder with respect thereto; and Agent and its designees are hereby granted access to such property at any reasonable time or times, upon reasonable notice, to remove or cause such removal or to take or cause the taking of any such other action.  All costs, including, without limitation, the reasonable costs incurred by Agent in taking the foregoing action, damages, liabilities, losses, claims, expenses (including attorneys' fees and disbursements) which are incurred by Agent, as the result of any Borrower's or any Restricted Subsidiary's failure to comply with the provisions of this §8.5, shall be paid by Borrower or such applicable Restricted Subsidiary to Agent upon demand by Agent and shall be additional obligations secured by the Security Documents, except for costs resulting from or related to Agent's gross negligence or willful misconduct.

§8.6	Distributions.

No Distributions shall be made by Borrower or the Restricted Subsidiaries, except as permitted in this §8.6.  Distributions are permitted as follows: (a) Borrower's Restricted Subsidiaries may make distributions to Borrower; and (b) if the Loans have not been declared due and payable in full following an Event of Default as provided in §12.1, Borrower may make Distributions equal to the greater of (i) the amount required in order to maintain REIT Status and (ii) the Applicable FFO Percentage.  The "Applicable FFO Percentage" shall mean 100% of Funds From Operations for the 12 month period ending on the last day of each fiscal quarter.
§8.7	Organizational Documents; Material Contracts.

Neither Borrower nor any Restricted Subsidiary shall waive any provision, modify, amend, cancel, release, surrender, terminate or permit the modification, amendment, cancellation, release, surrender or termination of, any of its Organizational Documents or Material Contracts if such action could reasonably be expected to be materially detrimental to the Agent and Lenders.
§8.8	Certain Management Fees.

Neither Borrower nor any Restricted Subsidiary shall enter into any agreement with Corridor for the management of any Borrowing Base Asset unless the management fees payable to Corridor under such agreement are subordinated to the Obligations on terms reasonably satisfactory to the Required Lenders.  Such terms shall include, without limitation, (i) suspension of Corridor's right to receive management fees upon either the occurrence of an Event of Default under §12.1(a) or (b) hereof or the acceleration of the Loans under §12.4 hereof, and (ii) the right of Agent to terminate any such management agreement from and after the foreclosure of such Borrowing Base Asset, but with the right of Corridor to continue to provide services and receive management fees if Agent elects not to terminate such management agreement.
§8.9	Subsidiaries.

No Loan Party shall create or acquire any additional Restricted Subsidiary or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary unless Borrower gives written notice to Agent of such creation or acquisition and complies with §§5.1 and 7.11.
§8.10	Designation and Conversion of Restricted and Unrestricted Subsidiaries; Debt of Unrestricted Subsidiaries.

(a)            Unless designated as an Unrestricted Subsidiary on Schedule 6.1(b) as of the Closing Date, no Loan Party shall designate any Person that becomes a Subsidiary of the Borrower or any Restricted Subsidiary as an Unrestricted Subsidiary, except the Borrower may designate by written notification thereof to Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) prior, and after giving effect, to such designation, no Default would exist, (ii) the exclusion of Investments owned by such Subsidiary as Borrowing Base Assets would not cause the aggregate Outstanding Loans and Letters of Credit to exceed the Borrowing Base, and (iii) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the book value as of the date of such designation of the Borrower's direct and indirect ownership interest in such Subsidiary and such Investment would be permitted to be made at the time of such designation under §8.3(j).

(b)            No Loan Party shall designate any Unrestricted Subsidiary to be a Restricted Subsidiary, except if after giving effect to such designation, which shall be deemed to be a cash dividend in an amount equal to the lesser of the book value of the Borrower's direct and indirect ownership interest in such Subsidiary or the amount of the Borrower's cash investment previously made for purposes of the limitation on Investments under §8.3(j), (i) the representations and warranties of the Borrower and its Restricted Subsidiaries contained in each of the Loan Documents are true and correct in all material respects on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct as of such date), (ii) no Default would exist, and (iii) the Borrower and such newly-designated Restricted Subsidiary complies with the requirements of §§5.1 and 7.11.

(c)            Neither Borrower nor any Restricted Subsidiary will incur, assume, guarantee or otherwise be or become liable for any Indebtedness of any of the Unrestricted Subsidiaries.

(d)            Neither Borrower nor any Restricted Subsidiary will permit any Unrestricted Subsidiary to hold any Equity Interest in, or any Indebtedness of, the Borrower or any Restricted Subsidiary.

§8.11	Limitations on Dispositions.

Neither Borrower nor any Restricted Subsidiary will Dispose of any of its material assets or properties or any material interest therein, except, to the extent not otherwise forbidden under the Security Documents:
(a)            Equity Interests of any of Borrower's Subsidiaries that is transferred to Borrower or a Guarantor;

(b)            Dispositions of property by any Restricted Subsidiary to Borrower or to a Guarantor;

(c)            Dispositions of Borrowing Base Assets provided that with respect to any Dispositions of Borrowing Base Assets in an aggregate amount in excess of $250,000 during any fiscal year, (i) no Default or Event of Default shall exist prior to or after giving effect to such Disposition, (ii) the Borrowing Base shall be reduced by the value of such Borrowing Base Asset, and (iii) the proceeds thereof shall be applied as a prepayment on the Obligations and, after giving effect to such prepayment and the reduction of the Borrowing Base pursuant to the foregoing clause (ii), the remaining Borrowing Base shall equal or exceed the outstanding Obligations; and

(d)            Dispositions of non-Borrowing Base Assets that are Disposed of not in the aggregate in excess of $50,000,000 during any fiscal year, provided that such Dispositions could not reasonably be expected to have a Material Adverse Effect.

No Disposition may be made pursuant to §8.11(c) unless (i) made for fair consideration to a Person who is not an Affiliate and (ii) no Default has occurred and is continuing at the time of such Disposition or would result therefrom.
§8.12	Conduct of Businesses.

Neither Borrower nor any Subsidiary will engage to any material extent in any business other than the ownership of existing Investments and acquiring and financing midstream and downstream real estate assets within the U.S. energy infrastructure sector, entering into long-term triple net participating leases with energy companies, providing other types of capital to energy companies, including loans secured by energy infrastructure assets, related sale-leaseback and real property mortgage transactions.
§9.            FINANCIAL COVENANTS OF BORROWER
Borrower covenants and agrees that, so long as any Loan, Note or other Obligation is outstanding or any Lender has any obligation to make any Loans hereunder:
§9.1	Corporate Financial Covenants.

(a)            Fixed Charge Coverage Ratio.  Borrower will not, as of the end of any fiscal quarter of Borrower, permit the Fixed Charge Coverage Ratio to be less than 3.5:1.0.

(b)            Total Leverage Ratio.  Borrower will not, as of the end of any fiscal quarter of Borrower, permit the Total Leverage Ratio to exceed 5.5:1.0.

(c)            Total Recourse Leverage Ratio.  Borrower will not, as of the end of any fiscal quarter of Borrower, permit the Total Recourse Leverage Ratio to exceed 2.5:1.0.

(d)            Total Funded Debt to Capitalization Percentage.  Borrower will not, as of the end of any fiscal quarter of Borrower, permit the Total Funded Debt to Capitalization Percentage to exceed 50.0%.

(e)            Net Worth.  Borrower will not, as of the last day of any fiscal quarter, permit its Net Worth to be less than the sum of (i) $165,411,252 plus (ii) seventy-five percent (75%) of net proceeds from each equity issuance by Borrower after the Closing Date.

The determination of Borrower's compliance with the foregoing covenants and the components thereof by Agent shall be conclusive and binding absent manifest error.

§10.            CLOSING CONDITIONS
The obligations of Agent and Lenders to make the Loans and LC Issuer to issue the initial Letter of Credit hereunder shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

§10.1	Loan Documents.

Each of the Loan Documents (other than the Security Documents that are required pursuant to §11.4) shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Required Lenders.  Agent shall have received a fully executed copy of each such document, except that each Lender shall have received a fully executed counterpart of its Note or Notes.
§10.2	Certified Copies of Organizational Documents.

Agent shall have received from Borrower a copy, certified as of a recent date by the appropriate officer of each State in which each Loan Party is organized or in which the Eligible Assets are located and a duly authorized member, manager, partner or officer of such Loan Party, as applicable, to be true and complete, of the Organizational Documents of such Loan Party, as applicable, or its qualification to do business, as applicable, as in effect on such date of certification.
§10.3	Resolutions.

All action on the part of each Loan Party necessary for the valid execution, delivery and performance by such Loan Party of this Agreement and the other Loan Documents (as applicable) to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to Agent shall have been provided to Agent.  Agent shall have received from each Loan Party true copies of their respective resolutions adopted by their respective board of directors or other governing body authorizing the transactions described herein, each certified by its secretary, assistant secretary or other appropriate representative as of a recent date to be true and complete.
§10.4	Incumbency Certificate; Authorized Signers.

Agent shall have received from each Loan Party, an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Loan Party and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Loan Party, each of the Loan Documents to which such Person is or is to become a party.  Agent shall have also received from Borrower a certificate, dated as of the Closing Date, signed by a duly authorized member of Borrower and giving the name and specimen signature of each individual who shall be authorized to make Loan Requests and Conversion Requests, and to give notices and to take other action on behalf of Borrower under the Loan Documents.
§10.5	Opinion of Counsel.

Agent shall have received a favorable opinion addressed to Lenders and Agent and dated as of the Closing Date, in form and substance reasonably satisfactory to Agent, from counsel of Borrower and the other Loan Parties, and counsel in such other states as may be requested by Agent, as to such matters as Agent shall reasonably request.

§10.6	Payment of Fees.

Borrower shall have paid to Agent the fees payable pursuant to §4.2.
§10.7	Insurance.

Agent shall have received evidence satisfactory to it that the insurance coverages required by this Agreement or the other Loan Documents are in effect.
§10.8	Performance; No Default.

Borrower and the other Loan Parties shall have performed and complied with all terms and conditions herein required to be performed or complied with by them on or prior to the Closing Date, and on the Closing Date there shall exist no Default or Event of Default.
§10.9	Representations and Warranties.

The representations and warranties made by Borrower and each of the other Loan Parties in the Loan Documents or otherwise made by or on behalf of Borrower each of the other Loan Parties in connection therewith on the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Closing Date, and Agent shall have received written confirmation thereof from the Loan Parties.
§10.10	Proceedings and Documents.

No proceeding challenging or seeking to enjoin any of the transactions contemplated by the Loan Documents, or which could reasonably be expected to have a Material Adverse Effect shall be pending or shall have been threatened.
§10.11	Compliance Certificate.

A Compliance Certificate dated as of the date of the Closing Date demonstrating compliance with each of the covenants calculated therein as of the most recent fiscal quarter end for which Borrower has provided financial statements under §6.4 adjusted in the best good faith estimate of Borrower dated as of the date of the Closing Date shall have been delivered to Agent.
§10.12	Other Documents.

Agent shall have received executed copies of all other material agreements as Agent may have reasonably requested.
§10.13	Reserved.

§10.14	No Litigation.

Agent shall have received satisfactory evidence that there are no actions, suits, investigations or proceedings pending or threatened, in any court or before any arbitrator or other Governmental Authority that purports to adversely affect Borrower or any other Loan Party, or any transaction contemplated hereby, that could reasonably be expected to have a Material Adverse Effect.

§10.15	Other.

Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as Agent or Agent's Special Counsel may reasonably have requested.
§11.            CONDITIONS TO ALL BORROWINGS
The obligations of Lenders to make any Loan and LC Issuer to issue any Letter of Credit, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:
§11.1	Representations True; No Default.

Each of the representations and warranties made by Borrower and each other Loan Party contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which they were made and shall also be true in all material respects as of the time of the making of such Loan or issuance of such Letter of Credit, as applicable, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default shall have occurred and be continuing, or shall result from the making of such Loan or issuance of such Letter of Credit, as applicable.
§11.2	No Legal Impediment.

No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender or LC Issuer, as applicable, would make it illegal for such Lender to make such Loan or for LC Issuer to issue such Letter of Credit, as applicable.
§11.3	Borrowing Documents.

Agent shall have received a fully completed Loan Request for such Loan or request for Letter of Credit for such Letter of Credit and the other documents and information as required by §2.5.
§11.4	Security Documents.
In the case of any Loan being made to fund the purchase of an Eligible Asset or Eligible Mortgage, the Security Documents related to the Eligible Asset or Eligible Mortgage, as applicable, shall have been delivered to Agent at Borrower's expense, granting Agent a first-priority Lien on the Eligible Asset or Eligible Mortgage, as applicable, subject only to Permitted

Liens, together with the other documents required pursuant to §5.1(a) with respect thereto.  Borrower shall have paid any mortgage, recording, intangible, documentary stamp or other similar taxes or charges which Agent reasonable determines to be payable as a result of such Loan or the recording of such Security Documents to any state or any county or municipality thereof in which the Eligible Asset is located, if applicable.  Agent shall have received and reviewed certificates issued by the appropriate Governmental Authority or third party indicating that such Eligible Asset or the real property subject to such Eligible Mortgage, as applicable, is not designated as a "flood hazard area".
§12.            EVENTS OF DEFAULT; ACCELERATION; ETC.
§12.1	Events of Default and Acceleration.

If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:
(a)            Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

(b)            Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, and such failure shall continue for ten (10) days (provided that such grace period will not apply to interest due upon the maturity of the Obligations);

(c)            Borrower or any other Loan Party shall fail to comply with any covenant contained in §7.4, §7.9, §8 or §9;

(d)            Borrower or any other Loan Party shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified in the other subclauses of this §12); and such failure shall continue for thirty (30) days after written notice thereof shall have been given to Borrower by Agent;

(e)            Any representation or warranty made by any Loan Party in this Agreement or in any other Loan Document to which it is a party, or in any report, certificate, financial statement, request for a Loan, or in any other document or instrument delivered pursuant to or in connection with this Agreement, any advance of a Loan, or any of the other Loan Documents shall prove to have been false or misleading in any material respect upon the date when made or deemed to have been made or repeated;

(f)            (i) Borrower or any Restricted Subsidiary shall fail to pay at maturity or otherwise when due, or within any applicable period of grace, any obligation for borrowed money or credit received or other Indebtedness having an aggregate principal amount outstanding of at least $100,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any such borrowed money or credit received or other Indebtedness and remain uncured for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof; or (ii) any Unrestricted Subsidiary shall fail to pay at maturity or otherwise when due, or within any applicable period of grace, any obligation for borrowed money or credit received or other Indebtedness having an aggregate principal amount outstanding of at least $5,000,000, or fail to comply with any financial covenant with respect thereto, or any bankruptcy or insolvency default with respect to such Unrestricted Subsidiary shall occur under any agreement by which it is bound, evidencing or securing any such borrowed money or credit received or other Indebtedness and remain uncured for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

(g)            Borrower or any Restricted Subsidiary (or any Unrestricted Subsidiary with assets in excess of $5,000,000) (1) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of Borrower or any such Subsidiary or of any substantial part of the assets of any thereof, including, without limitation, any Eligible Asset, (2) shall commence any case or other proceeding relating to Borrower or any of such Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (3) shall take any action to authorize or in furtherance of any of the foregoing;

(h)            A petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of Borrower or any Restricted Subsidiary (or any Unrestricted Subsidiary with assets in excess of $5,000,000), or any substantial part of the assets of any thereof, including, without limitation, any Eligible Asset, or a case or other proceeding shall be commenced against Borrower or such Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and Borrower or such Subsidiary shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within ninety (90) days following the filing or commencement thereof;

(i)            A decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating Borrower or any Restricted Subsidiary (or any Unrestricted Subsidiary with assets in excess of $5,000,000) bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of Borrower or any such Subsidiary in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

(j)            There shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty (60) days, whether or not consecutive, any final judgment against Borrower or any of its Subsidiaries, that, with other outstanding final judgments, undischarged, against Borrower and its Subsidiaries exceeds in the aggregate $5,000,000 (to the extent not paid or covered by insurance);

(k)            If any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of Lenders, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Loan Party or any of their respective stockholders, partners, members or beneficiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

(l)            Any dissolution, termination, partial or complete liquidation, merger or consolidation of any Loan Party, or any sale, transfer or other disposition of the assets of any Loan Party, other than as permitted under the terms of this Agreement or the other Loan Documents;

(m)            Borrower or any of its Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of Borrower included in the Collateral;

(n)            With respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred that reasonably could be expected to result in liability of any Loan Party to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Guaranteed Pension Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

(o)            A Change of Control shall occur without the prior written approval of all of Lenders (which consent may be withheld by Lenders in their sole and absolute discretion);

(p)            Any Event of Default, as defined in any of the other Loan Documents, shall occur;

(q)            Any amendment to or termination of a financing statement naming any Loan Party as debtor and Agent as secured party relating to the Collateral, or any correction statement with respect thereto, is filed in any jurisdiction by, or caused by, or at the instance of any Loan Party without the prior written consent of Agent (except to the extent of a release of Collateral permitted by this Agreement); or any amendment to or termination of a financing statement naming any Loan Party as debtor and Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than Agent or Agent's counsel (or by Borrower at Agent's direction) without the prior written consent of Agent and Borrower fails to use its best efforts to cause the effect of such filing to be completely nullified to the reasonable satisfaction of Agent within ten (10) days after notice to Borrower thereof; or

(r)            Borrower shall cease to maintain its REIT Status;

then, and in any such event, Agent may, and upon the request of the Required Lenders shall, by notice in writing to Borrower declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower; provided that in the event of any Event of Default specified in §12.1(g), §12.1(h) or §12.1(i), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of Lenders or Agent;
§12.2	Limitation of Cure Periods.

Notwithstanding anything in this Agreement or any other Loan Document to the contrary, any reference in this Agreement or any other Loan Document to "the continuance of a default" or "the continuance of an Event of Default" or any similar phrase shall not create or be deemed to create any right on the part of Borrower, any other Loan Party, or any other Person to cure any default following the expiration of any applicable grace or notice and cure period.
§12.3	[RESERVED].

§12.4	Remedies.

(a)            In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not Lenders shall have accelerated the maturity of the Loans and other Obligations pursuant to §12.1, Agent on behalf of Lenders may, and upon direction of the Required Lenders shall, proceed to protect and enforce their rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, including to the full extent permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right.  No remedy herein conferred upon Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.  In the event that all or any portion of the Obligations is collected by or through an attorney-at-law, Borrower shall pay all costs of collection including, but not limited to, reasonable attorney's fees.  Notwithstanding the provisions of this Agreement providing that the Loans may be evidenced by multiple Notes in favor of Lenders, Lenders acknowledge and agree that only Agent may exercise any remedies arising by reason of a Default or Event of Default, including without limitation, bringing any suit for collection of any Note.

§12.5	Distribution of Collateral Proceeds.

In the event that, following the occurrence or during the continuance of any Event of Default, any monies are received in connection with the enforcement of any of the Loan Documents, or otherwise with respect to the realization upon any of the assets of any Loan Party or any other Person liable with respect to the Obligations (including the Collateral), such monies shall be distributed for application as follows:

(a)            First, to the payment of, or (as the case may be) the reimbursement of, Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by Agent to protect or preserve the Collateral or in connection with the collection of such monies by Agent, for the exercise, protection or enforcement by Agent of all or any of the rights, remedies, powers and privileges of Agent under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to Agent against any taxes or liens which by law shall have, or may have, priority over the rights of Agent to such monies;

(b)            Second, to all other Obligations in the following order:  (i) first to the payment of any fees or charges outstanding hereunder or under the other Loan Documents (excluding any Hedge Agreements), (ii) next to any accrued and outstanding Default Rate interest, (iii) next to any accrued and outstanding interest on the Loans and Matured LC Obligations, (iv) next to any Outstanding principal on the Loans and Matured LC Obligations, (v) next to obligations to Cash Collateralize LC Obligations pursuant to §2.15, and (vi) last to any remaining Obligations (including with respect to any Hedge Agreement) in such order as the Required Lenders may determine; provided, however, that (A) in the event that any Lender shall have wrongfully failed or refused to make an advance under §2.5 or §2.6 and such failure or refusal shall be continuing, advances made by other Lenders during the pendency of such failure or refusal shall be entitled to be repaid as to principal and accrued interest in priority to the other Obligations described in this §12.5(b), (B) Obligations owing to Lenders such as interest, principal, fees and expenses, shall be made among such Lenders pro rata in accordance with their Commitment Percentages, and (C) amounts received from any Guarantor that is not a Qualified ECP Guarantor, or from proceeds of any Collateral provided by any Guarantor that is not a Qualified ECP Guarantor, shall not be applied to Excluded Swap Obligations; and provided, further, that the Required Lenders may in their discretion make proper allowance to take into account any Obligations not then due and payable; and

(c)            Third, the excess, if any, shall be returned to Borrower or to such other Persons as are entitled thereto.

§13.            SETOFF
§13.1	Setoff.

Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from Agent or any of Lenders to any of the Loan Parties and any securities or other property of the Loan Parties in the possession of Agent or any Lender may be applied to or setoff against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Loan Parties, to such Lender; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to Agent for further application in accordance with the provisions of Section 14.5 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  Upon the occurrence and during the continuance of an Event of Default, any Lender, including Agent, may, but shall not be obligated to freeze withdrawals from any account of the Loan Parties held by such Lender.  The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.  Each Lender agrees to notify Borrower and Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
§13.2	Sharing of Payments by Lenders.

If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans, its participations in LC Obligations or in Swing Line Loans held by it, or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans or participations and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders and subparticipations in LC Obligations and Swing Line Loans, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them (except that with respect to any other Lender that is a Defaulting Lender by virtue of such Lender failing to fund its required share (if any) of any Loan or LC Obligation, such Defaulting Lender's pro rata share of the excess payment shall be allocated to the Lender (or the Lenders, pro rata) that funded such Defaulting Lender's required share (if any)); provided that:
(a)            if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(b)            the provisions of this Section shall not be construed to apply to (i) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (ii) the application of Cash Collateral provided for in §2.15, or (iii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in LC Obligations or Swing Line Loans to any assignee or participant, other than an assignment to Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.

§14.            THE AGENT
§14.1	Authorization.

Each of the Lenders and LC Issuer hereby irrevocably appoints Regions to act on its behalf as Agent hereunder and under the other Loan Documents and authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by Agent.  The obligations of Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute Agent as a trustee or fiduciary for any Lender or LC Issuer or to create any agency or fiduciary relationship.  Agent shall act as the contractual representative of Lenders and LC Issuer hereunder, and notwithstanding the use of the term "Agent", it is understood and agreed that Agent shall not have any fiduciary duties or responsibilities to any Lender or LC Issuer by reason of this Agreement or any other Loan Document and is acting as an independent contractor, the duties and responsibilities of which are limited to those expressly set forth in this Agreement and the other Loan Documents.  Borrower and any other Person shall be entitled to conclusively rely on a statement from Agent that it has the authority to act for and bind Lenders and LC Issuer pursuant to this Agreement and the other Loan Documents.
§14.2	Employees and Agents.

Agent may exercise its rights and powers and execute any and all of its duties hereunder or under any other Loan Document by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents.  Agent and any such agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Section shall apply to any such agent and to the Related Parties of Agent and any such agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.  Agent may utilize the services of such Persons as Agent may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by Borrower.
§14.3	No Liability.

Neither Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable to Lenders or LC Issuer for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that Agent or such other Person, as the case may be, shall be liable for losses due to its willful misconduct or gross negligence.  Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal, or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or LC Issuer, Agent may presume that such condition is satisfactory to such Lender or LC Issuer unless Agent shall have received notice to the contrary from such Lender or LC Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
§14.4	No Representations.

Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, Agent:
(a)            shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)             shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable law; and

(c)            shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Affiliates that is communicated to or obtained by the Person serving as Agent or any of its Affiliates in any capacity.

Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of Lenders as shall be necessary, or as Agent shall believe in good faith shall be necessary, under the circumstances as provided in §27 and §12.4) or (ii) in the absence of its own gross negligence or willful misconduct.  Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to Agent by any Loan Party or any Lender or LC Issuer.
Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein, or any agreement, instrument or certificate delivered in connection therewith or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of Borrower or any other Loan Party, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any other of the Loan Documents.
Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by Borrower, any other Loan Party or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete.  Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to Lenders or LC Issuer, with respect to the creditworthiness or financial condition of Borrower or any other Loan Party or the value of the Collateral or any other assets of such Persons.
Each Lender and LC Issuer acknowledges that it has, independently and without reliance upon Agent, LC Issuer or any other Lender or any of their Related Parties, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and LC Issuer also acknowledges that it will, independently and without reliance upon Agent, LC Issuer or any other Lender or any of their Related Parties, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
§14.5	Payments.

(a)            A payment by any Loan Party to Agent hereunder or under any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender.  Agent agrees to distribute to each Lender not later than one (1) Business Day after Agent's receipt of good funds, determined in accordance with Agent's customary practices, such Lender's pro rata share of payments received by Agent for the account of Lenders except as otherwise expressly provided herein or in any of the other Loan Documents; provided that if any Lender then owes payments to LC Issuer or Swing Line Lender for the purchase of a participation under §2.12(c) or  §2.16(c), any amounts otherwise distributable under this section to such Lender shall be deemed to belong to LC Issuer or Swing Line Lender to the extent of such unpaid payments, and Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Lender.

(b)            If in the opinion of Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction.  If a court of competent jurisdiction shall adjudge that any amount received and distributed by Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

(c)            No Defaulting Lender shall  be entitled to receive any fees otherwise due such Lender for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).  The Defaulting Lender shall be limited in its right to receive Letter of Credit Fees as provided in §2.13.  If Borrower, Agent, Swing Line Lender and LC Issuer

agree in writing that a Lender is no longer a Defaulting Lender, Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which conditions may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the Lenders in accordance with the Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender.

(d)            Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law, any payment of principal, interest, fees or other amounts received by Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to §12 or otherwise) or received by Agent from a Defaulting Lender pursuant to §13 shall be applied at such time or times as may be determined by Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to LC Issuer or Swing Line Lender hereunder; third, if so determined by Agent or requested by LC Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Agent; fifth, if so determined by Agent and Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender's potential future funding obligations with respect to Loans under this Agreement and; sixth, to the payment of any amounts owing to the Lenders, LC Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, LC Issuer or Singe Line Lender against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Matured LC Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans or Matured LC Obligations were made at a time when the conditions set forth in §11 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Matured LC Obligations owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Matured LC Obligations owed to, such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 14.5(c) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(e)            Reallocation of Commitment Percentages to Reduce Fronting Exposure.  All or any part of that Defaulting Lender's participation in LC Obligations and Swing Line Loans shall be reallocated among the non-Defaulting Lenders in accordance with their respective Commitment Percentages (calculated without regard to that Defaulting Lender's Commitment) but only to the extent that (x) the conditions set forth in §11 are satisfied at the time of such reallocation (and, unless Borrower shall have otherwise notified Agent at such time, Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate amount of the Loans and participations in LC Obligations and Swing Line Loans of any non-Defaulting Lender to exceed the lesser of (1) such non-Defaulting Lender's Commitment and (2) such non-Defaulting Lender's Commitment Percentage of the Borrowing Base (calculated without giving effect to any reallocations pursuant to this clause (e)).  No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender's increased exposure following such reallocation.

(f)            Cash Collateral; Repayment of Swing Line Loans.  If the reallocation described in the preceding clause (e) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under Requirements, (1) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender's Fronting Exposure and (2) second, Cash Collateralize LC Issuer's Fronting Exposure in accordance with the procedures set forth in §2.15.

§14.6	Holders of Notes.

Subject to the terms of §18, Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.
§14.7	Indemnity.

Lenders ratably agree hereby to indemnify and hold harmless Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (to the extent of any losses, damages, costs and expenses (and agrees to reimburse LC Issuer and Swing Line Lender for any costs and expenses incurred thereby in its capacity as such) for which Agent (or LC Issuer or Swing Line Lender) has not been reimbursed by Borrower as required by §15 or §16), and liabilities of every nature and character arising out of or related to this Agreement, the Notes or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by Agent's willful misconduct or gross negligence.

§14.8	Agent as Lender.

In its individual capacity, Regions shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Borrower, any other Loan Party or other Affiliate thereof as if such Person were not Agent hereunder and without any duty to account therefor to Lenders.
§14.9	Resignation.

Agent may resign at any time by giving thirty (30) calendar days' prior written notice thereof to Lenders, LC Issuer and Borrower.  Upon any such resignation, the Required Lenders, subject to the terms of §18.1, shall have the right to appoint as a successor Agent any Lender or any other bank whose senior debt obligations are rated not less than "A" or its equivalent by Moody's or not less than "A" or its equivalent by S&P and which has a net worth of not less than $500,000,000.  Any such resignation shall be effective upon appointment and acceptance of a successor agent selected by the Required Lenders.  If no successor Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of Lenders and LC Issuer, appoint a successor Agent, which shall be a bank whose debt obligations are rated not less than "A" or its equivalent by Moody's or not less than "A" or its equivalent by S&P Corporation and which has a net worth of not less than $500,000,000, provided that if Agent shall notify Borrower and Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Agent on behalf of Lenders or LC Issuer under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender and LC Issuer directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this paragraph.  Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to Borrower.  Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder as Agent.  The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor.  After any retiring Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for the benefit of such retiring Agent, its agents and their respective Related Parties in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

§14.10	Duties in the Case of Enforcement.

In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, Agent may and shall, if (a) so requested by the Required Lenders and (b) Lenders have provided to Agent such additional indemnities and assurances against expenses and liabilities as Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any other legal and equitable and other rights or remedies as it may have.  The Required Lenders may direct Agent in writing as to the method and the extent of any such exercise, Lenders hereby agreeing to indemnify and hold Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that Agent need not comply with any such direction to the extent that Agent reasonably believes Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.
§14.11	Request for Agent Action.

Agent, LC Issuer and Lenders acknowledge that in the ordinary course of business of the Loan Parties, (a) the Loan Parties may enter into leases covering the Eligible Asset that may require the execution of a subordination, attornment and non-disturbance agreement, (b) the Eligible Asset may be subject to a condemnation or other taking, (c) the Loan Parties may desire to enter into easements or other agreements affecting the Eligible Asset, dedicate roads or utilities, or take other actions or enter into other agreements in the ordinary course of business which similarly require the consent, approval or agreement of Agent.  In connection with the foregoing, LC Issuer and Lenders hereby expressly authorize Agent to (a) execute and deliver with the Loan Parties and any tenant, subordination, attornment and non-disturbance agreements with respect to any lease upon such terms as Agent in its good faith reasonable judgment determines are appropriate (Agent in the exercise of its good faith reasonable judgment may agree to allow some or all of the casualty, condemnation, restoration or other provisions of the applicable lease to control over the applicable provisions of the Loan Documents), (b) execute releases of Liens of Eligible Asset in connection with dispositions permitted in this Agreement or in connection with any condemnation or other taking, (c) execute consents or subordinations in form and substance reasonably satisfactory to Agent in connection with any easements, agreements, plats, dedications or similar matters affecting the Eligible Asset, or (d) execute consents, approvals, or other agreements in form and substance reasonably satisfactory to Agent in connection with such other actions or agreements as may be desirable by Agent or any tenant necessary in the ordinary course of the Loan Parties' respective businesses.
§14.12	Removal of Agent.

The Required Lenders may remove Agent from its capacity as agent in the event of Agent's willful misconduct or gross negligence.  Such removal shall be effective upon appointment and acceptance of a successor agent selected by the Required Lenders.  Any successor Agent must satisfy the conditions set forth in §14.9.  Upon the acceptance of any appointment as agent hereunder by a successor agent, such successor agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the removed Agent, and the removed Agent shall be discharged from all further duties and obligations as Agent under this Agreement and the Loan Documents (subject to Agent's right to be indemnified as provided in the Loan Documents); provided that Agent shall remain liable to the extent provided herein or in the Loan Documents for its acts or omissions occurring prior to such removal or resignation.
§14.13	Bankruptcy.

In the event a bankruptcy or other insolvency proceeding is commenced by or against Borrower or any other Loan Party, Agent shall have the sole and exclusive right and duty to file and pursue a joint proof of claim on behalf of all Lenders and LC Issuer.  Each Lender and LC Issuer irrevocably waives its right to file or pursue a separate proof of claim in any such proceedings.
§15.            EXPENSES
Borrower agrees to pay (a) the reasonable and documented costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) all reasonable out-of-pocket expenses incurred by LC Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (c) any taxes (including any interest and penalties in respect thereto) payable by Agent, LC Issuer or any of Lenders, including any recording, mortgage, documentary or intangibles taxes in connection with the Mortgages and other Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement (other than Excluded Taxes), except that Agent, LC Issuer and Lenders shall be entitled to indemnification for any and all amounts paid by them in respect of taxes based on income or other taxes assessed by any State in which Eligible Asset or other Collateral is located, such indemnification to be limited to taxes due solely on account of the granting of Collateral under the Security Documents, including any such taxes payable by Agent, LC Issuer or any of Lenders after the Closing Date (Borrower hereby agreeing to indemnify Agent, LC Issuer and each Lender with respect thereto), (d) all appraisal fees, engineer's fees, charges of Agent for commercial finance exams and engineering and environmental reviews and the reasonable and documented fees, expenses and disbursements of Agent, Agent's Special Counsel and any other counsel to Agent, counsel for Regions and any local counsel to Agent incurred in connection with the performance of due diligence and the preparation, negotiation, administration, or interpretation of the Loan Documents and other instruments mentioned herein, the addition and release of Collateral, each closing hereunder, and amendments, modifications, approvals, consents, waivers or Collateral releases hereto or hereunder, (e) the reasonable fees, expenses and disbursements of Agent incurred by Agent in connection with the performance of due diligence, underwriting analysis, credit reviews and the preparation, negotiation, administration, syndication or interpretation of the Loan Documents and other instruments mentioned herein, credit and collateral evaluations, the release, addition or substitution of additional Collateral, (f) all reasonable and documented out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or Agent and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Lender or Agent) incurred by any Lender, LC Issuer or Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against Borrower or other Loan Parties or the administration thereof after the occurrence of a Default or Event of Default (including, without limitation, the cost of all title examinations and title reports, Lien searches and related costs and expenses in order specifically to identify the Eligible Assets and the state of Borrower's title thereto), (ii) the sale of, collection from or other realization upon any of the Collateral, and (iii) the failure of Borrower or the other Loan Parties to perform or observe any provision of the Loan Documents, and (g) all reasonable fees, expenses and disbursements of Agent incurred in connection with Uniform Commercial Code searches, Uniform Commercial Code filings or Mortgage recordings and, after the occurrence and during the continuance of an Event of Default, title rundowns and title searches.  The covenants of this §15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.
§16.            INDEMNIFICATION
Borrower agrees to indemnify and hold harmless Agent, LC Issuer and Lenders and each director, officer, employee, agent and Person who controls Agent, LC Issuer or any Lender (each such Person being called an "Indemnitee") from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any leasing fees and any brokerage, finders or similar fees asserted against any Indemnitee based upon any agreement, arrangement or action made or taken, or alleged to have been made or taken, by the Loan Parties, (b) any condition, use, operation or occupancy of a Eligible Asset or other Collateral other than with respect to matters relating to such Eligible Asset and/or the Collateral first occurring after Agent or its nominee acquires title to such Eligible Asset by the exercise of its foreclosure remedies or transfer in lieu of foreclosure, (c) any actual or proposed use by Borrower of the proceeds of any of the Loans, (d) any Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by LC Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (e) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any of the Loan Parties comprised in the Collateral, (f) entering into or performing this Agreement or any of the other Loan Documents, (g) any actual or alleged violation of any law, ordinance, code, order, rule, regulation, approval, consent, permit or license relating to a Eligible Asset or the other Collateral, or (h) with respect to each Loan Party and its assets, including, without limitation, the Eligible Assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), other than with respect to matters relating to such Eligible Asset and/or the Collateral first occurring after Agent or its nominee acquires title to such Eligible Asset by the exercise of its foreclosure remedies or transfer in lieu of foreclosure, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by Borrower against any Indemnitee for bad faith breach of such Indemnitee's obligations under this Agreement or the other Loan Documents, if the Borrower has obtained a final and nonappealable judgment in its favor on such claims as determined by a court of competent jurisdiction or (z)

result from violation by any Indemnitee of any such Indemnitee's internal policies or from a violation of laws, rules or regulations applicable to such Indemnitee's operations.  In litigation, or the preparation therefor, the Indemnitees shall be entitled to select a single law firm as their own counsel and, in addition to the foregoing indemnity, Borrower agrees to pay promptly all court costs and other expenses of litigation incurred by the Indemnitees, including the reasonable fees and expenses of such counsel.  If, and to the extent that the obligations of Borrower under this §16 are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.  There shall be specifically excluded from the foregoing indemnification any claims, actions, suits, liabilities, losses, damages and expenses arising from disputes among Lenders with respect to the Loans or the Loan Documents.  In the event that any such claims, actions, suits, liabilities, losses, damages and expenses involve both a dispute among Lenders and other matters covered by this indemnification provision, Agent shall make a reasonable good faith allocation of all losses, damages and expenses incurred between Lenders' dispute and the other matters covered by this indemnification provision, which allocation by Agent shall, absent manifest error, be final and binding upon the parties hereto.  All amounts payable by Borrower pursuant to this Section shall constitute Obligations until paid in full by Borrower.  The provisions of this §16 shall survive the repayment of the Loans and the termination of the obligations of Lenders and LC Issuer hereunder.
§17.            SURVIVAL OF COVENANTS, ETC
All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of Borrower or the other Loan Parties, as applicable, pursuant hereto or thereto shall be deemed to have been relied upon by Lenders, LC Issuer and Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by Lenders of any of the Loans and the issuing by LC Issuer of any of the Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or LC Issuer has any obligation to issue any Letters of Credit.  The indemnification obligations of Borrower provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of Lenders and LC Issuer hereunder and thereunder to the extent provided herein and therein.  All statements contained in any certificate or other paper delivered to any Lender, LC Issuer or Agent at any time by or on behalf of any of the Loan Parties pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties as to the matters contained in such certificate or other paper by any of the Loan Parties hereunder.
§18.            ASSIGNMENT AND PARTICIPATION
§18.1	Conditions to Assignment by Lenders.

(a)            Each Lender shall have the right to assign, transfer, sell, negotiate, pledge or otherwise hypothecate this Agreement and any of its rights and security hereunder and under the other Loan Documents to any other Eligible Assignee with the prior written consent of Agent, with the prior written consent of Swing Line Lender and LC Issuer and with the prior written consent of Borrower, which consents by Agent, Swing Line Lender, LC Issuer and Borrower shall not be unreasonably withheld, conditioned or delayed (provided that no consent of Borrower shall be required if the Eligible Assignee is also a Lender or an Affiliate thereof or if an Event of Default then exists) and no consent of Agent or LC Issuer shall be required if the Eligible Assignee is also a Lender or an Affiliate thereof; provided, however, that (i) the parties to each such assignment shall execute and deliver to Agent, for its approval and acceptance, an Assignment and Assumption Agreement in the form of Exhibit C attached hereto and made a part hereof (an "Assignment and Assumption Agreement"), (ii) each such assignment shall be of a constant, and not a varying, percentage of the assigning Lender's rights and obligations under this Agreement, (iii) if the potential assignee is not already a Lender hereunder, at least ten (10) days prior to the settlement date of the assignment, the potential assignee shall deliver to Agent the fully completed Patriot Act and OFAC forms attached as Exhibit F attached hereto and made a part hereof and such other information as Agent shall require to successfully complete Agent's Patriot Act Customer Identification Process and OFAC Review Process, (iv) unless Agent and, so long as no Event of Default exists, Borrower otherwise consent, the aggregate amount of the total Commitment of the assigning Lender being assigned pursuant to each such assignment shall in no event be less than $2,000,000, (v) Agent shall receive from the assigning Lender a processing fee of $3,500, (vi) if the assignment is less than the assigning Lender's entire interest in the Loans, the assigning Lender must retain at least a $2,000,000 Commitment.  Upon such execution, delivery, approval and acceptance, and upon the effective date specified in the applicable Assignment and Assumption Agreement, (a) the Eligible Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption Agreement, have the rights and obligations of a Lender hereunder and under the other Loan Documents, and Borrower hereby agrees that all of the rights and remedies of Lenders in connection with the interest so assigned shall be enforceable against Borrower by an Eligible Assignee with the same force and effect and to the same extent as the same would have been enforceable but for such assignment provided that no assignment shall increase the Borrower's obligations under §4.4 or §4.9, (b) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Assumption Agreement, relinquish its rights and be released from its obligations hereunder and thereunder, and (c) Agent may unilaterally amend Schedule 1.1 to reflect such assignment.  For purposes of this paragraph, in connection with any assignment or simultaneous, multiple assignments by any Lender which is a fund to one or more of its Related Funds: (1) compliance with the minimum amounts for assigned Commitments and Loans, and for retained Commitments and Loans as hereinabove provided shall be determined in the aggregate for such assigning fund and any of its Related Funds that are or are to become Lenders as part of any assignment transaction or simultaneous, multiple assignment transactions; (2) after giving effect to such assignment or assignments, no such assignor or assignee fund in connection with a partial assignment of the assigning fund's Commitment shall hold a Commitment of less than $2,000,000, and (3) only one processing fee shall be payable to Agent in connection with simultaneous, multiple assignment transactions.

(b)            By executing and delivering an Assignment and Assumption Agreement, the assigning Lender thereunder and the Eligible Assignee thereunder confirm to and agree with each other and the other parties hereto as follows:  (i) except as provided in such Assignment and Assumption Agreement, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished in connection therewith; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished in connection therewith; (iii) such Eligible Assignee confirms that it has received a copy of this Agreement together with such financial statements, Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Assignment and Assumption Agreement and to become a Lender hereunder; (iv) such Eligible Assignee will, independently and without reliance upon Agent, the assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Eligible Assignee appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; (vi) such Eligible Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

§18.2	Register.

Agent shall maintain a copy of each assignment delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of Lenders and the Commitment Percentages, of, and principal amount of (and interest on) the Loans owing to Lenders from time to time.  The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, Agent, LC Issuer and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by Borrower, LC Issuer and Lenders at any reasonable time and from time to time upon reasonable prior notice.
§18.3	New Notes.

Upon its receipt of an assignment executed by the parties to such assignment, together with each Note (if any) subject to such assignment, Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to Borrower and Lenders (other than the assigning Lender).  Within five (5) Business Days after receipt of such notice, Borrower, upon Lender's request and at Lender's expense, shall execute and deliver to Agent, in exchange for each surrendered Note, a new Note, to the order of such assignee in an amount equal to the amount assumed by such assignee pursuant to such assignment and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note, to the order of the assigning Lender in an amount equal to the amount retained by it hereunder.  Such new Notes shall provide that they are replacements for the surrendered Notes of the same category, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such assignment and shall otherwise be in substantially the form of the assigned Notes.  The surrendered Notes shall be canceled and returned to Borrower.

§18.4	Participations.

Each Lender may sell participations to one or more banks or other entities in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; provided that (a) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to Borrower, (b) such participation shall not entitle such participant to any rights or privileges under this Agreement or the Loan Documents, including, without limitation, the right to approve waivers, amendments or modifications, (c) such participant shall have no direct rights against Borrower except the rights granted to Lenders pursuant to §13, (d) such sale is effected in accordance with all applicable laws, and (e) such participant shall satisfy the criteria (other than minimum total assets) for being an Eligible Assignee.  Any Lender which sells a participation shall promptly notify Agent and Borrower of such sale and the identity of the purchaser of the interest.
§18.5	Pledge by Lender.

Any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to secure obligations of such Lender, including without limitation, (a) any pledge or assignment to secure obligations to any of the twelve Federal Reserve Banks organized under §4 of the Federal Reserve Act, 12 U.S.C. §341, to any Federal Home Loan Bank or to any institution within the Farm Credit System, and (b) for any Lender that is a fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender including any trustee for, or any other representative of, such holders.  In addition, any Lender may, with the consent of Agent (which may be granted or withheld in Agent's sole discretion) pledge all or any portion of its interests and rights under the Agreement (including all or any portion of its Note or Notes) to a Person approved by Agent.  Notwithstanding anything to the contrary contained herein, no pledge permitted pursuant to this Section or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.
§18.6	No Assignment by Borrower.

Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of Lenders.
§18.7	Cooperation; Disclosure.

Borrower and the other Loan Parties agree to promptly cooperate with any Lender in connection with any proposed assignment or participation of all or any portion of its Commitment.  Borrower and the other Loan Parties agree that in addition to disclosures made in accordance with standard lending practices any Lender may disclose information obtained by such Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder, subject to the provisions of §18.10.  Notwithstanding anything herein to the contrary, Agent and each Lender may disclose to any and all Persons, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Agent or any Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans and transactions contemplated hereby.  In order to facilitate assignments to Eligible Assignees and sales to Eligible Assignees, Borrower shall execute such further documents, instruments or agreements as Lenders may reasonably require.  In addition, the Loan Parties agree to cooperate fully with Lenders in the exercise of Lenders' rights pursuant to this Section, including providing such information and documentation regarding the Loan Parties, their Subsidiaries as any Lender or any potential Eligible Assignee or participant may reasonably request and, upon the reasonable request of any such Lender, to meet with potential Eligible Assignees.
§18.8	Mandatory Assignment.

In the event (i) Borrower requests that certain amendments, modifications, consents or waivers be made to or under this Agreement or any of the other Loan Documents which request is approved by Agent or Required Lenders but is not approved by one or more of Lenders (any such non-consenting Lender shall hereafter be referred to as the "Non-Consenting Lender"), (ii) Borrower becomes obligated to pay additional amounts to any Lender pursuant to §4.4 or §4.9, or any Lender gives notice of the occurrence of any circumstances described in §4.7 or §4.9, and in each case, such Lender has declined or is unable to designate a different lending office in accordance with §4.10, (iii) any Lender hereunder is a Defaulting Lender (any such Lender described in the foregoing clauses (i), (ii) or (iii) shall hereafter be referred to as an "Affected Lender") then, within thirty (30) days after Borrower's receipt of notice of such disapproval by such Non-Consenting Lender, or, in the case of clause (ii) or (iii) above at any time after the occurrence of such event, Borrower shall have the right as to such Affected Lender, to be exercised by delivery of written notice delivered to Agent and the Affected Lender, to elect to cause the Affected Lender to transfer its Loans and Commitments. Agent shall promptly notify the remaining Lenders that each of such Lenders shall have the right, but not the obligation, to acquire a portion of the Commitment, pro rata based upon their relevant Commitment Percentages (not including the Commitment of the Affected Lender), of the Affected Lender (or if any of such Lenders does not elect to purchase its pro rata share, then to such remaining Lenders in such proportion as approved by Agent).  In the event that Lenders do not elect to acquire all of the Affected Lender's Loans and Commitment, then Agent shall use commercially reasonable efforts to find a new Lender or Lenders to acquire such remaining Loans and Commitment.  Upon any such purchase of the Loans and Commitments of the Affected Lender, the Affected Lender's interests in the Obligations and its rights hereunder and under the Loan Documents shall terminate at the date of purchase, and the Affected Lender shall promptly execute and deliver any and all documents reasonably requested by Agent to surrender and transfer such interest, including, without limitation, an Assignment and Assumption Agreement in the form attached hereto as Exhibit C and such Affected Lender's original Note.  The purchase price for the Affected Lender's Commitment shall equal any and all amounts outstanding and owed by Borrower to the Affected Lender, including principal and all accrued and unpaid interest or fees, plus any applicable prepayment fees which would be owed to such Affected Lender if the Loans were to be repaid in full on the date of such purchase of the Affected Lender's Commitment.  A Lender shall not be required to make any such transfer and assignment if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such transfer and assignment cease to apply.
§18.9	Co-Agents.

Agent may designate any Lender to be a "Co-Agent", an "Arranger" or similar title, but such designation shall not confer on such Lender the rights or duties of Agent.  Any such "Co-Agent" or "Arranger" shall not have any additional rights or obligations under the Loan Documents, except for those rights and obligations, if any, as a Lender.
§18.10	Treatment of Certain Information; Confidentiality.

Each of Agent, LC Issuer and Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or, with Borrower's consent, any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and its obligations, (g) with the consent of Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Agent, LC Issuer, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower.
For purposes of this Section, "Information" means all information received from the Loan Parties or any of their Subsidiaries relating to the Loan Parties or any of their Subsidiaries or any of their respective businesses, other than any such information that is available to Agent or any Lender on a nonconfidential basis prior to disclosure by the Loan Parties or any of their Subsidiaries.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
§19.            NOTICES
Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this §19 referred to as "Notice"), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United

States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and, to the extent permitted by §23, email addressed as follows:
If to Agent, LC Issuer or any Lender, at the address set forth on the signature page for Agent, LC Issuer or such Lender, and in the case of each notice to Agent pursuant to §7.5, with a copy to:
Agent's Special Counsel:
Thompson & Knight LLP
333 Clay Street
Suite 3300
Houston, Texas  77002
Facsimile: (832) 397.8103
Attention:  Andrew P. Flint

and
if to Borrower and the other Loan Parties:
CorEnergy Infrastructure Trust Inc.
4200 W. 115th Street
Suite 210
Leawood, KS  66211
Facsimile: (913) 387-2791
Attention: Rebecca Sandring
with a copy to:

Husch Blackwell LLP
4801 Main Street, Suite 1000
Kansas City, MO  64112
Facsimile: (816) 983-8080
Attention: Scott H. Thompson

and to each other Lender which may hereafter become a party to this Agreement at such address as may be designated by such Lender.  Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid.  The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt.  Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent.  By giving at least fifteen (15) days prior Notice thereof, the Loan Parties, a Lender or LC Issuer or Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.
§20.            RELATIONSHIP
None of Agent, LC Issuer nor any Lender has any fiduciary relationship with or fiduciary duty to the Loan Parties arising out of or in connection with the Agreement or the other Loan Documents or the transactions contemplated hereunder and thereunder, and the relationship between each Lender and Borrower is solely that of a lender and borrower, and between each Lender and any Guarantor is solely that of a lender and guarantor, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, or any other relationship other than lender and borrower, or lender and guarantor (as the case may be).  In addition, the Loan Parties agree that notwithstanding any other relationship that Regions or any affiliate thereof may have with Borrower or the other Loan Parties or their respective Subsidiaries and Affiliates, in any proceeding relating to Borrower or the other Loan Parties, under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar proceeding, the Loan Parties will not challenge Lenders' or LC Issuer's right to receive payment of the Obligations as a creditor of Borrower or the other Loan Parties on the grounds of the equitable subordination principles contained in §510 of the United States Bankruptcy Code (11 U.S.C. §101 et G.), as from time to time amended, or any similar provision under any applicable law.  The covenants contained in this §20 are a material consideration and inducement to Lenders and LC Issuer to enter into the Agreement.
§21.            GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE
THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW), AND ANY AND ALL MATTERS IN DISPUTE BETWEEN THE PARTIES TO THIS AGREEMENT ARISING FROM OR RELATING TO THE SUBJECT MATTER HEREOF SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  EACH LOAN PARTY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH LOAN PARTY (IF ANY) BY MAIL AT THE ADDRESS SPECIFIED IN §19.  EACH LOAN PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

§22.    HEADINGS
The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.
§23.            COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION
(a)                             Counterparts; Integration; Effectiveness.  This Agreement and any amendment hereof may be executed in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one instrument.  In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.  This Agreement and the other Loan Documents, any separate letter agreements with respect to fees payable to Agent (including the Agreement Regarding Fees) and any provisions of any commitment letter or similar letter relating to the transactions contemplated by this Agreement that expressly survive the Closing Date, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in §10, this Agreement shall become effective when it shall have been executed by Agent and when Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)                            Electronic Execution of Assignments.  The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(c)            Electronic Communication.  Notices and other communications to Agent and Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article 4 if such Lender has notified Agent that it is incapable of receiving notices under such Article by electronic communication.  Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.  Unless Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgment from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgment), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(d)            Platform.

(i)            Each Loan Party agrees that Agent may, but shall not be obligated to, make the Communications (as defined below) available to LC Issuer and the other Lenders by posting the Communications on the Platform.

(ii)            The Platform is provided "as is" and "as available."  The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications.  No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform.  In no event shall Agent or any of its Related Parties (collectively, the "Agent Parties") have any liability to Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of Borrower's, any Loan Party's or Agent's transmission of communications through the Platform.  "Communications" means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed to Agent, any Lender or LC Issuer by means of electronic communications pursuant to this Section, including through the Platform.

§24.            ENTIRE AGREEMENT, ETC.
The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in §27.
§25.            WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER, THE OTHER LOAN PARTIES, AGENT, LC ISSUER AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, BORROWER AND THE OTHER LOAN PARTIES EACH HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY,

PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  BORROWER AND EACH OTHER LOAN PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER, LC ISSUER OR AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER, LC ISSUER OR AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS §25.  BORROWER AND EACH OTHER LOAN PARTY ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS §25 WITH ITS LEGAL COUNSEL AND THAT EACH AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.
§26.            DEALINGS WITH THE BORROWER
The Lenders and their affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with Borrower and each of the other Loan Parties, or any of its Affiliates regardless of the capacity of the Lender hereunder.
§27.            CONSENTS, AMENDMENTS, WAIVERS, ETC.
Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other Loan Document may be amended, and the performance or observance by Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Required Lenders.  Notwithstanding the foregoing provisions of this Section:
(a)            none of the following may occur without the written consent of each affected Lender:

(i)                   a decrease in the rate of interest on the Notes;

(ii)                 an increase in the amount of the Commitments of Lenders;

(iii)               a forgiveness, reduction or waiver of the principal of any unpaid Loan or any interest thereon or fee payable under the Loan Documents (other than in connection with the imposition or rescission of the Default Rate);

(iv)               a decrease in the amount of any fee payable to a Lender hereunder;

(v)                the release of Borrower, any guarantor or any of the Collateral except as otherwise provided herein;

(vi)                a change to this §27;

(vii)             any postponement of any date fixed for any payment of principal of or interest on, or fees in respect of, the Loans;

(viii)            any change in the manner of distribution of any payments to Lenders or Agent;

(ix)                an amendment of the definition of Required Lenders or of any requirement for consent by all of Lenders; or

(x)                 an amendment of any provision of this Agreement or the Loan Documents which requires the approval of all of Lenders or the Required Lenders to require a lesser number of Lenders to approve such action.

(b)            Other Consents.  No amendment, modification, termination or waiver of any provision of the Loan Documents, or consent to any departure by Borrower or the other Loan Parties therefrom, shall:

(i)                  increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Commitment of any Lender;

(ii)                 increase the aggregate Commitments over the amount thereof then in effect without the consent of the Required Lenders;

(iii)               waive any condition precedent to the initial Loans on the Closing Date, for which it is expressly provided in such Section that satisfaction of such condition is to be acceptable to or approved by Agent, without the consent of Agent, and in any such event it shall not be necessary to obtain the consent of any other Lender to such waiver; or

(iv)               amend, modify, terminate or waive the amount or timing of payment of any fee payable to Agent for its own account, any provision of §14 as the same applies to Agent, or any other provision hereof as the same applies to the rights or obligations of Agent, in each case without the consent of Agent.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.  No course of dealing or delay or omission on the part of Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.  No notice to or demand upon the Loan Parties shall entitle the Loan Parties to other or further notice or demand in similar or other circumstances. In the event any Lender fails to expressly grant or deny any consent, amendment or waiver sought under this Agreement within ten (10) days of a written request therefor submitted by Agent or Agent's Special Counsel, such Lender shall be deemed to have granted to Agent an irrevocable proxy with respect to such specific matter. The right of any Lender to consent under subsections (a) and (b) of this §27 shall not apply to a Defaulting Lender, except for purposes of subsection (b)(i) of this §27.

§28.   SEVERABILITY
The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.
§29.            NO UNWRITTEN AGREEMENTS
THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
§30.            ACKNOWLEDGMENT OF INDEMNITY OBLIGATIONS
BORROWER HEREBY ACKNOWLEDGES THAT THIS AGREEMENT CONTAINS INDEMNITY OBLIGATIONS OF THE BORROWER.
§31.            REPLACEMENT OF NOTES
Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to such Borrower or, in the case of any such mutilation, upon surrender and cancellation of the applicable Note, such Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the applicable Note and dated as of the date of the applicable Note and upon such execution and delivery all references in the Loan Documents to such Note shall be deemed to refer to such replacement Note.
§32.            TIME IS OF THE ESSENCE
Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under this Agreement and the other Loan Documents.
§33.            RIGHTS OF THIRD PARTIES
This Agreement and the other Loan Documents are made and entered into for the sole protection and legal benefit of Borrower, the other Loan Parties, Lenders and Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.  All conditions to the performance of the obligations of Agent and Lenders under this Agreement, including the obligation to make Loans, are imposed solely and exclusively for the benefit of Agent and Lenders and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Agent and Lenders will refuse to make Loans in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Agent and Lenders at any time if in their sole discretion they deem it desirable to do so.
§34.            GUARANTY
§34.1	The Guaranty.

(a)            Each of Guarantors hereby jointly and severally guarantees to Agent for the benefit of the Lenders and each of the holders of the Obligations, as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations (the "Guaranteed Obligations") in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof; provided, however, that the Guaranteed Obligations shall not include any Excluded Swap Obligations.  Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.
(b)            Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or other documents relating to the Obligations, the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the United States Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States from time to time in effect and affecting the rights of creditors generally (collectively, "Debtor Relief Laws") or any comparable provisions of any applicable state law.
§34.2	Obligations Unconditional.

The obligations of Guarantors under §34.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents or other documents relating to the Obligations, or any substitution, compromise, release, impairment or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this §34.2 that the obligations of Guarantors hereunder shall be absolute and unconditional under any and all circumstances.  Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against Borrower or any other Guarantor for amounts paid under this §34 until such time as the Obligations have been irrevocably paid in full and the commitments relating thereto have expired or been terminated.  Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:
(a)            at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;
(b)            any of the acts mentioned in any of the provisions of any of the Loan Documents, or other documents relating to the Guaranteed Obligations or any other agreement or instrument referred to therein shall be done or omitted;
(c)            the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents or other documents relating to the Guaranteed Obligations, or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;
(d)            any Lien granted to, or in favor of, Agent or any of the holders of the Guaranteed Obligations as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or
(e)            any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).
With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest notice of acceptance of the guaranty given hereby and of Loans that may constitute obligations guaranteed hereby, notices of amendments, waivers and supplements to the Loan Documents and other documents relating to the Guaranteed Obligations, or the compromise, release or exchange of collateral or security, and all notices whatsoever, and any requirement that Agent or any holder of the Guaranteed Obligations exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents or any other documents relating to the Guaranteed Obligations or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Obligations.
§34.3	Reinstatement.

Neither Guarantors' obligations hereunder nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of Borrower or any other Guarantor, by reason of Borrower's or any other Guarantor's bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Guaranteed Obligations.  The obligations of Guarantors under this §34 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings pursuant to any Debtor Relief Law or otherwise, and each Guarantor agrees that it will indemnify Agent and each holder of Guaranteed Obligations on demand for all reasonable out-of-pocket costs and expenses (including all reasonable fees, expenses and disbursements of any law firm or other outside counsel incurred by the Agent) incurred by Agent or such holder of Guaranteed Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Law.
§34.4	Certain Waivers.

Each Guarantor acknowledges and agrees that (a) the guaranty given hereby may be enforced without the necessity of resorting to or otherwise exhausting remedies in respect of any other security or collateral interests, and without the necessity at any time of having to take recourse against Borrower or any other Guarantor hereunder or against any collateral securing the Guaranteed Obligations or otherwise, (b) it will not assert any right to require the action first be taken against Borrower or any other Person (including any co-guarantor) or pursuit of any other remedy or enforcement any other right, and (c) nothing contained herein shall prevent or limit action being taken against Borrower or any other Guarantor hereunder, under the other Loan Documents or the other documents and agreements relating to the Guaranteed Obligations or from foreclosing on any security or collateral interests relating hereto or thereto, or from exercising any other rights or remedies available in respect thereof, if none of Borrower nor Guarantors shall timely perform their obligations, and the exercise of any such rights and completion of any such foreclosure proceedings shall not constitute a discharge of Guarantors' obligations hereunder unless as a result thereof, the Guaranteed Obligations shall have been paid in full and the commitments relating thereto shall have expired or been terminated, it being the purpose and intent that Guarantors' obligations hereunder be absolute, irrevocable, independent and unconditional under all circumstances.
§34.5	Remedies.

Guarantors agree that, to the fullest extent permitted by Law, as between Guarantors, on the one hand, and Agent and the holders of the Guaranteed Obligations, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in §12.1 (and shall be deemed to have become automatically due and payable in the circumstances provided in §12.1) for purposes of §34.1, notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by Guarantors for purposes of §34.1.  Guarantors acknowledge and agree that if the Guaranteed Obligations are secured pursuant to the terms of the Security Documents, the holders of the Guaranteed Obligations may exercise their remedies thereunder in accordance with the terms thereof.

§34.6 Rights of Contribution.
Guarantors hereby agree as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable law.  Such contribution rights shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated, and none of Guarantors shall exercise any such contribution rights until the Guaranteed Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated.
§34.7	Guaranty of Payment; Continuing Guaranty.

The guarantee in this §34 is a guaranty of payment and not of collection, and is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.
§34.8	Special Provisions Applicable to Guarantors.

(a)            Guarantors hereby agree, among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Obligations.  The payment obligation of a Guarantor to any Excess Funding Guarantor under this §34.8(a) shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Guaranty, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all such obligations.  For purposes of this §34.8(a), (i) "Excess Funding Guarantor" shall mean, in respect of any Obligations, a Guarantor that has paid an amount in excess of the amount of proceeds of Loans advanced to it by Borrower that have not been repaid as of the date of determination, plus its Pro Rata Share of the remaining portion of such Obligations, (ii) "Excess Payment" shall mean, in respect of any Obligations, the amount paid by an Excess Funding Guarantor in excess of the amount of proceeds of Loans advanced to it by Borrower that have not been repaid as of the date of determination, plus its Pro Rata Share of the remaining portion of such Obligations and (iii) "Pro Rata Share" shall mean, for any Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of Borrower and all of Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of Borrower and Guarantors hereunder) of Borrower and all of Guarantors, all as of the Closing Date.

(b)            Upon the execution and delivery of a Joinder Agreement (Guarantor) by any Subsidiary to the extent required by §5.1 of this Agreement, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.  The execution and delivery of any Joinder Agreement (Guarantor) adding an additional Guarantor as a party to this Agreement shall not require the consent of any other party hereto.  The rights and obligations of each party hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor hereunder.
[SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first set forth above.
BORROWER:

CORENERGY INFRASTRUCTURE TRUST,
INC., a Maryland corporation

By:	/s/ Richard C. Green
Name:	Richard C. Green
Title:	Executive Chairman
[SIGNATURES CONTINUED ON FOLLOWING PAGES]
Execution Page of Revolving Credit Agreement

[Execution of Revolving Credit Agreement Continued]

GUARANTORS:
CORRIDOR PRIVATE HOLDINGS,		CORRIDOR PUBLIC HOLDINGS,
INC., a Delaware corporation		INC., a Delaware corporation

By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Richard C. Green	Name:	Richard C. Green
Title:	Chairman	Title:	Chairman
CORENERGY OPERATING		MOWOOD CORRIDOR, INC., a
PARTNERSHIP, LP, a Delaware limited		Delaware corporation
partnership

By:	its general partner	By:	/s/ Richard C. Green
CorEnergy GP, LLC		Name:	Richard C. Green
		Title:	Chairman
By:	/s/ Richard C. Green
Name:	Richard C. Green
Title:	Chairman

HUNTON GP, LLC, a Delaware limited		HUNTON CORRIDOR, LP, a Delaware
liability company		limited partnership
By its general partner
Hunton GP, LLC

By:	/s/ Richard C. Green
Name:	Richard C. Green	By:	/s/ Richard C. Green
Title:	Chairman	Name:	Richard C. Green
		Title:	Chairman

Execution Page of Revolving Credit Agreement

GUARANTORS:
LCP OREGON HOLDINGS, LLC, a		CORRIDOR BISON, LLC, a Delaware
Delaware limited liability company		limited liability company

By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Richard C. Green	Name:	Richard C. Green
Title:	Chairman	Title:	Chairman
CORENERGY BBWS, INC., a Delaware		CORENERGY GP, LLC, a Delaware
corporation		limited liability company

By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Richard C. Green	Name:	Richard C. Green
Title:	Chairman	Title:	Chairman
[SIGNATURES CONTINUED ON FOLLOWING PAGES]
Execution Page of Revolving Credit Agreement

[Execution of Revolving Credit Agreement Continued]
REGIONS BANK, as a Lender, Swing Line Lender,
LC Issuer and as Agent

By:	/s/ Richard S. Kaufman
Name:	Richard S. Kaufman
Title:	Senior Vice President
Regions Bank
Energy & Natural Resources Group
 1717 St. James Place, Suite 500
Houston, Texas 77056
Attention: Rich Kaufman/Cody Chance

Telephone No.  (713) 693-5378; -5377
Facsimile No. (713) 693-5375
E-Mail: richard.kaufman@regions.com; cody.chance@regions.com
[SIGNATURES CONTINUED ON FOLLOWING PAGES]
Execution Page of Revolving Credit Agreement

Exhibit A

REVOLVING PROMISSORY NOTE
U.S. $______________________  as of _________ ___, 2014
FOR VALUE RECEIVED, CORENERGY INFRASTRUCTURE TRUST, INC., a Maryland corporation, having an address of 1100 Walnut, Suite 3350, Kansas City, Missouri 64106 (hereinafter referred to as "Maker"), promises to pay to _________________________ (hereinafter referred to as "Payee," Payee and any and all other holders of this Note being hereinafter collectively referred to as "Holder"), at the Agent's Office (as defined in the Credit Agreement) or such other place as Payee may designate in writing, the lesser of the principal sum of ____________________ AND NO/100 DOLLARS (U.S. $__________.00), or so much thereof as may be advanced as Revolving Loans by Payee pursuant to the Credit Agreement (defined herein), together with interest as provided in this note (this "Note"). All capitalized terms in this Note not otherwise defined herein shall be defined as set forth in the Credit Agreement (defined hereinafter). The terms of interest and repayment are as follows:
1.	Interest. From and after the date hereof (until maturity, adjustment or default as hereinafter provided), interest shall accrue on the principal amount of this Note which is outstanding from time to time at the rate or rates provided in that certain Revolving Credit Agreement dated as of September 26, 2014, among Maker, Payee, the guarantors party thereto, Regions Bank as Swing Line Lender, LC Issuer and Agent thereunder, the other lenders party thereto and Regions Capital Markets, A Division of Regions Bank (as hereafter amended, modified, restated, renewed or extended and in effect from time to time, hereinafter referred to as the "Credit Agreement"). Interest shall be computed as set forth in the Credit Agreement. Accrued but unpaid interest only shall be due and payable as set forth in the Credit Agreement, with a final payment on the Maturity Date.
2.	Principal. Principal shall be payable from time to time in the amounts and at the times provided in the Credit Agreement, with the entire outstanding principal balance hereunder becoming due and payable in full on the Maturity Date.
Notwithstanding any provisions in this Note, or in any instrument securing this Note, the total liability for payments legally regarded as interest shall not exceed the maximum limits imposed by applicable law, and any payment in excess of the amount allowed thereby shall, as of the date of such payment, automatically be deemed to have been applied to the payment of the principal evidenced hereby, or, if the principal has been fully repaid, shall be repaid to Maker upon demand. Any notation or record of Holder with respect to such required application which is inconsistent with the provisions of this paragraph shall be disregarded for all purposes and shall not be binding upon either Maker or Holder.
All sums payable under this Note shall be paid not later than 2:00 p.m. (Houston time) on the day when due in immediately available funds in lawful money of the United States of America. Whenever any payment to be made under this Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day
[Revolving Promissory Note]
1

and such extension of time shall in such case be included in the computation of payment of interest.
All payments under this Note shall be made to Holder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or any taxing or other authority therein as and to the extent provided for in the Credit Agreement.
At the option of Holder, upon the occurrence and during the continuance of an Event of Default and subject to the provisions of the Credit Agreement, the entire principal amount outstanding under this Note, together with all accrued interest thereon and all other sums due under this Note, may be declared to be immediately due and payable in full, whereupon they shall become immediately due and payable in full, without further notice or demand. Failure to exercise such option shall not constitute a waiver of the right to exercise such option if an Event of Default has occurred and is continuing. Upon the occurrence of an Event of Default, Maker shall pay Holder all reasonable expenses and costs of collection, including, but not limited to, court costs and reasonable attorney's fees and disbursements as and to the extent provided for in the Credit Agreement. Time is of the essence of this Note.
To the extent permitted by applicable law and to the extent provided in the Credit Agreement, any amount of principal of this Note which is not paid when due after the passage of any cure period (whether at stated maturity, acceleration or otherwise) and any amount of interest under this Note which is not paid when due after the passage of any cure period, shall bear interest, from the date on which such overdue amount shall have become due and payable by Maker until payment in full (whether before or after judgment), payable on demand, at the Default Rate.
Maker may prepay the outstanding principal amount of this Note, or a portion thereof, only in accordance with the terms of the Credit Agreement. To the extent provided in the Credit Agreement, amounts so prepaid may be subject to reborrowing.
The obligations of the Maker under this Note and the Credit Agreement are secured by the Collateral. From time to time, without affecting the obligation of Maker or any sureties, guarantors, endorsers, accommodation parties or other persons liable or to become liable on this Note to pay the outstanding principal balance of this Note and observe the covenants of Maker contained herein, without giving notice to or obtaining the consent of Maker or any such sureties, guarantors, endorsers, accommodation parties or other persons, and without liability on the part of Holder, Holder may, at the option of Holder, grant extensions or postponements of the time for payment of the outstanding principal balance, interest or any part thereof, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, release or accept a substitution of all or any Collateral, join in any extension or subordination agreement, agree in writing with Maker to modify the rate of interest or terms and time of payment of outstanding principal balance or period of amortization, if any, of this Note or change the amount of the monthly installments, if any, payable hereunder, or grant any other indulgence or forbearance whatsoever. No one or more of such actions shall constitute a novation.
[Revolving Promissory Note]
2

Maker and all sureties, guarantors, endorsers and accommodation parties hereof and all other persons liable or to become liable on this Note hereby waive presentment, notice of dishonor, protest and notice of protest and any and all lack of diligence or delays in collection or enforcement of this Note. This Note shall be the joint and several obligation of Maker and all sureties, guarantors, endorsers, accommodation parties and all other persons liable or to become liable on this Note, and shall be binding upon them and their heirs, legal representatives, successors and assigns.
Each notice, demand, election or request provided for or permitted to be given pursuant to this Note shall be given in the manner provided in the Credit Agreement.
This Note is issued pursuant to, is entitled to the benefits of, is a "Note" as defined in, and is subject to the provisions of the Credit Agreement. In the event of any conflict between the terms of this Note and the Credit Agreement, the terms of the Credit Agreement shall control. The indebtedness evidenced by this Note is secured by, among other things, certain real property.
This Note may be transferred pursuant to and in accordance with the registration and other provisions of the Credit Agreement.
This Note and the obligations of Maker hereunder shall be governed by and interpreted and determined in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).
MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF NEW YORK, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. MAKER AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS SET FORTH ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT HOLDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST MAKER, AND AGAINST ANY PROPERTY OF MAKER, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF MAKER AND HOLDER HEREUNDER OR THE SUBMISSION HEREIN MADE BY MAKER TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK.
[Revolving Promissory Note]
3

This Note may not be amended, modified, or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.
Whenever used herein, the words "Maker," "Payee" and "Holder" shall be deemed to include their respective heirs, legal representatives, successors and assigns.
[EXECUTION ON FOLLOWING PAGE]
[Revolving Promissory Note]
4

IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered as of the date first above written.
MAKER:

CORENERGY INFRASTRUCTURE TRUST, INC.,
a Maryland corporation

By:
Name:
Title:
[Revolving Promissory Note]
5

Exhibit A-1
SWING LINE PROMISSORY NOTE
U.S. $______________________	as of _________ ___, 2014
FOR VALUE RECEIVED, CORENERGY INFRASTRUCTURE TRUST, INC., a Maryland corporation, having an address of 1100 Walnut, Suite 3350, Kansas City, Missouri 64106 (hereinafter referred to as "Maker"), promises to pay to REGIONS BANK (hereinafter referred to as "Payee," Payee and any and all other holders of this Note being hereinafter collectively referred to as "Holder"), at the Agent's Office (as defined in the Credit Agreement) or such other place as Payee may designate in writing, the lesser of the principal sum of ____________________ AND NO/100 DOLLARS (U.S. $__________.00), or so much thereof as may be advanced as Swing Line Loans by Payee pursuant to the Credit Agreement (defined herein), together with interest as provided in this note (this "Note"). All capitalized terms in this Note not otherwise defined herein shall be defined as set forth in the Credit Agreement (defined hereinafter). The terms of interest and repayment are as follows:
1.	Interest. From and after the date hereof (until maturity, adjustment or default as hereinafter provided), interest shall accrue on the principal amount of this Note which is outstanding from time to time at the rate or rates provided in that certain Revolving Credit Agreement dated as of September 26, 2014, among Maker, Payee, the guarantors party thereto, Regions Bank as Swing Line Lender, LC Issuer and Agent thereunder, the other lenders party thereto and Regions Capital Markets, A Division of Regions Bank (as hereafter amended, modified, restated, renewed or extended and in effect from time to time, hereinafter referred to as the "Credit Agreement"). Interest shall be computed as set forth in the Credit Agreement. Accrued but unpaid interest only shall be due and payable as set forth in the Credit Agreement, with a final payment on the Maturity Date.
2.	Principal. Principal shall be payable from time to time in the amounts and at the times provided in the Credit Agreement, with the entire outstanding principal balance hereunder becoming due and payable in full on the Maturity Date.
Notwithstanding any provisions in this Note, or in any instrument securing this Note, the total liability for payments legally regarded as interest shall not exceed the maximum limits imposed by applicable law, and any payment in excess of the amount allowed thereby shall, as of the date of such payment, automatically be deemed to have been applied to the payment of the principal evidenced hereby, or, if the principal has been fully repaid, shall be repaid to Maker upon demand. Any notation or record of Holder with respect to such required application which is inconsistent with the provisions of this paragraph shall be disregarded for all purposes and shall not be binding upon either Maker or Holder.
All sums payable under this Note shall be paid not later than 2:00 p.m. (Houston time) on the day when due in immediately available funds in lawful money of the United States of America. Whenever any payment to be made under this Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day
[Swing Line Promissory Note]
1

and such extension of time shall in such case be included in the computation of payment of interest.
All payments under this Note shall be made to Holder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or any taxing or other authority therein as and to the extent provided for in the Credit Agreement.
At the option of Holder, upon the occurrence and during the continuance of an Event of Default and subject to the provisions of the Credit Agreement, the entire principal amount outstanding under this Note, together with all accrued interest thereon and all other sums due under this Note, may be declared to be immediately due and payable in full, whereupon they shall become immediately due and payable in full, without further notice or demand. Failure to exercise such option shall not constitute a waiver of the right to exercise such option if an Event of Default has occurred and is continuing. Upon the occurrence of an Event of Default, Maker shall pay Holder all reasonable expenses and costs of collection, including, but not limited to, court costs and reasonable attorney's fees and disbursements as and to the extent provided for in the Credit Agreement. Time is of the essence of this Note.
To the extent permitted by applicable law and to the extent provided in the Credit Agreement, any amount of principal of this Note which is not paid when due after the passage of any cure period (whether at stated maturity, acceleration or otherwise) and any amount of interest under this Note which is not paid when due after the passage of any cure period, shall bear interest, from the date on which such overdue amount shall have become due and payable by Maker until payment in full (whether before or after judgment), payable on demand, at the Default Rate.
Maker may prepay the outstanding principal amount of this Note, or a portion thereof, only in accordance with the terms of the Credit Agreement. To the extent provided in the Credit Agreement, amounts so prepaid may be subject to reborrowing.
The obligations of the Maker under this Note and the Credit Agreement are secured by the Collateral. From time to time, without affecting the obligation of Maker or any sureties, guarantors, endorsers, accommodation parties or other persons liable or to become liable on this Note to pay the outstanding principal balance of this Note and observe the covenants of Maker contained herein, without giving notice to or obtaining the consent of Maker or any such sureties, guarantors, endorsers, accommodation parties or other persons, and without liability on the part of Holder, Holder may, at the option of Holder, grant extensions or postponements of the time for payment of the outstanding principal balance, interest or any part thereof, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, release or accept a substitution of all or any Collateral, join in any extension or subordination agreement, agree in writing with Maker to modify the rate of interest or terms and time of payment of outstanding principal balance or period of amortization, if any, of this Note or change the amount of the monthly installments, if any, payable hereunder, or grant any other indulgence or forbearance whatsoever. No one or more of such actions shall constitute a novation.
[Swing Line Promissory Note]
2

Maker and all sureties, guarantors, endorsers and accommodation parties hereof and all other persons liable or to become liable on this Note hereby waive presentment, notice of dishonor, protest and notice of protest and any and all lack of diligence or delays in collection or enforcement of this Note. This Note shall be the joint and several obligation of Maker and all sureties, guarantors, endorsers, accommodation parties and all other persons liable or to become liable on this Note, and shall be binding upon them and their heirs, legal representatives, successors and assigns.
Each notice, demand, election or request provided for or permitted to be given pursuant to this Note shall be given in the manner provided in the Credit Agreement.
This Note is issued pursuant to, is entitled to the benefits of, is a "Note" as defined in, and is subject to the provisions of the Credit Agreement. In the event of any conflict between the terms of this Note and the Credit Agreement, the terms of the Credit Agreement shall control. The indebtedness evidenced by this Note is secured by, among other things, certain real property.
This Note may be transferred pursuant to and in accordance with the registration and other provisions of the Credit Agreement.
This Note and the obligations of Maker hereunder shall be governed by and interpreted and determined in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).
MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF NEW YORK, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. MAKER AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS SET FORTH ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT HOLDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST MAKER, AND AGAINST ANY PROPERTY OF MAKER, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF MAKER AND HOLDER HEREUNDER OR THE SUBMISSION HEREIN MADE BY MAKER TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK.
[Swing Line Promissory Note]
3

This Note may not be amended, modified, or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.
Whenever used herein, the words "Maker," "Payee" and "Holder" shall be deemed to include their respective heirs, legal representatives, successors and assigns.
[EXECUTION ON FOLLOWING PAGE]
[Swing Line Promissory Note]
4

IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered as of the date first above written.
MAKER:

CORENERGY INFRASTRUCTURE TRUST, INC.,
a Maryland corporation

By:
Name:
Title:
[Swing Line Promissory Note]
5

Exhibit B
Compliance Certificate
[on Borrower's letterhead]

To:            Regions Bank, as Agent
Energy & Natural Resources Group
1717 St. James Place, Suite 500
Houston, Texas 77056
Attn: Rich Kaufman/Cody Chance

Re:            Compliance Certificate dated

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit Agreement, dated as of September 26, 2014, as amended from time to time (the "Loan Agreement"), among CorEnergy Infrastructure Trust, Inc. ("Borrower"), the guarantors party thereto, certain lenders party thereto and Regions Bank, as Swing Line Lender, LC Issuer and Agent. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

Pursuant to Section 7.4(c) of the Loan Agreement, the undersigned Principal Financial Officer of Borrower hereby certifies that:

1.            The financial information of Borrower furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP [(other than the inclusion of footnotes)] and fairly presents in all material respects the financial condition of Borrower and its Subsidiaries [(subject to year end adjustments)].

2.            Such officer has reviewed the terms of the Loan Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Borrower during the accounting period covered by the financial statements delivered pursuant to Section 7.4 of the Loan Agreement.

3.            Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action the Loan Parties have taken, are taking, or propose to take with respect thereto. Without limiting the generality of the foregoing, the Loan Parties are in compliance with the covenants contained in Section 8.6, if applicable, and Section 9 of the Loan Agreement as demonstrated on Schedule 3 hereof.

[Compliance Certificate]

1

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _______________, ________.

Name:
Title:

[Compliance Certificate]
2

Exhibit C
FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
ASSIGNMENT AND ACCEPTANCE
This Assignment and Acceptance (the "Assignment and Acceptance") is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] "Assignor") and [the][each] Assignee identified in item 2 below ([the][each, an] "Assignee"). It is understood and agreed that the rights and obligations of the Assignors and the Assignees hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified in items below (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.
For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of [the Assignor's][the respective Assignors'] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any Letters of Credit, guarantees, and Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] "Assigned Interest"). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.
1.            Assignor[s]:                                ________________________________
2.            Assignee[s]:                                ________________________________
[for each Assignee, indicate [Affiliate] of [identify Lender]
[Assignment and Acceptance]
1

3.            Borrower:                          CorEnergy Infrastructure Trust, Inc.
4.            Agent:                          Regions Bank, as the agent under the Credit Agreement
5.            Credit Agreement:  That certain Revolving Credit Agreement dated as of September 26, 2014 among, the Guarantors (as defined therein) party thereto from time to time, the Lenders parties thereto, and Regions Bank, as Swing Line Lender, LC Issuer and the Agent.
6.	Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment / Loans for all Lenders	Amount of Commitment / Loans Assigned	Percentage Assigned of Commitment / Loans	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

Assignor[s]                          Assignee[s]                          Facility Assigned                                        Aggregate Amount of Commitment/ Loans for all Lenders  Amount of Commitment/
[7.            Trade Date:                          ______________]
[Signature page follows]
[Assignment and Acceptance]

2

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY THE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:
ASSIGNEE
[NAME OF ASSIGNOR]

By:
Title:
[Consented to and] Accepted:
Regions Bank, a national banking association, as Agent
By:
Name:
Title:

CorEnergy Infrastructure Trust, Inc.

By:
Name:
Title:
[Assignment and Acceptance]
3

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
 ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.
1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under §18 of the Credit Agreement (subject to such consents, if any, as may be required under §27 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to §7.4 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly
[Assignment and Acceptance]
4

completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.
3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the conflict of laws principles thereof.
[Assignment and Acceptance]
5

Exhibit D
Form of Revolving Loan Request
Regions Bank, as Agent
3050 Peachtree Road NW, Suite 400
Atlanta, Georgia 30305
Tel: 404-279-7483
 Fax: 404-995-7665
Ladies and Gentlemen:
Pursuant to the provisions of §2.5 of the Revolving Credit Agreement dated as of September 26, 2014 (together with all amendments, modifications, restatements, and supplements thereto, the "Credit Agreement") among CorEnergy Infrastructure Trust, Inc.; the Guarantors from time to time party thereto; Regions Bank (the "Agent"); Regions Bank, as LC Issuer; and the other Lenders party thereto, the undersigned hereby certifies as follows (all capitalized terms not otherwise defined herein shall have the meanings ascribed thereto under the Credit Agreement):
a.      Loan. The Borrower hereby requests the following Revolving Loan:
Principal Amount:                                          $______________________
Type (LIBOR Rate Loan or Base Rate Loan):                                                                                                  _______________________
Drawdown Date:                                         ____________________
Interest Period (if LIBOR Rate Loan is selected):                                                                                          _______________________
by wire transfer to the Advance Account.
b.      Use of Proceeds. Such Revolving Loan shall be used for a purpose permitted by §2.7 of the Credit Agreement.
c.      No Default. The undersigned officer of Borrower certifies that no Default or Event of Default has occurred and is continuing, except as may be disclosed in an attachment to this Revolving Loan Request.
d.      Representations True. Each of the representations and warranties made by the Loan Parties contained in the Loan Documents is true in all material respects at and as of the Drawdown Date for the Revolving Loan requested hereby (except to the extent of changes resulting from transactions not prohibited by the Loan Documents, or except to the extent that such representations and warranties relate expressly to an earlier date, in which latter case such representations and warranties are true in all material respects as of such earlier date).
e.      Other Conditions. All other conditions to the making of the Revolving Loan requested hereby set forth in §11 of the Credit Agreement have been satisfied.
[Revolving Loan Request]
1

IN WITNESS WHEREOF, Borrower has executed this Revolving Loan Request as of this _____ day of ___________________, 20_____.
CORENERGY INFRASTRUCTURE TRUST, INC.

By:
Name:
Title:
[Revolving Loan Request]
2

Exhibit D-1
Form of Swing Line Loan Request
Regions Bank, as Agent and Swing Line Lender
3050 Peachtree Road NW, Suite 400
Atlanta, Georgia 30305
Tel: 404-279-7483
 Fax: 404-995-7665
Ladies and Gentlemen:
Pursuant to the provisions of §2.16(b) of the Revolving Credit Agreement dated as of September 26, 2014 (together with all amendments, modifications, restatements, and supplements thereto, the "Credit Agreement") among CorEnergy Infrastructure Trust, Inc.; the Guarantors from time to time party thereto; Regions Bank (the "Agent"); Regions Bank, as LC Issuer; and the other Lenders party thereto, the undersigned hereby certifies as follows (all capitalized terms not otherwise defined herein shall have the meanings ascribed thereto under the Credit Agreement):
a.      Loan. The Borrower hereby requests the following Swing Line Loan:
Principal Amount:                                          $______________________
Drawdown Date:                                          ____________________
by wire transfer to the Advance Account.
b.      Use of Proceeds. Such Swing Line Loan shall be used for a purpose permitted by §2.7 of the Credit Agreement.
c.      No Default. The undersigned officer of Borrower certifies that no Default or Event of Default has occurred and is continuing, except as may be disclosed in an attachment to this Swing Line Loan Request.
d.      Representations True. Each of the representations and warranties made by the Loan Parties contained in the Loan Documents is true in all material respects at and as of the Drawdown Date for the Swing Line Loan requested hereby (except to the extent of changes resulting from transactions not prohibited by the Loan Documents, or except to the extent that such representations and warranties relate expressly to an earlier date, in which latter case such representations and warranties are true in all material respects as of such earlier date).
e.      Other Conditions. All other conditions to the making of the Swing Line Loan requested hereby set forth in §11 of the Credit Agreement have been satisfied.
[Swing Line Loan Request]
1

IN WITNESS WHEREOF, Borrower has executed this Swing Line Loan Request as of this _____ day of ___________________, 20_____.
CORENERGY INFRASTRUCTURE TRUST, INC.

By:
Name:
Title:
[Swing Line Loan Request]
2

Exhibit E

Form of Borrowing Base Certificate

CERTIFICATE DATE:

To:            Regions Bank, as Agent
      Energy & Natural Resources Group
      1717 St. James Place, Suite 500
      Houston, Texas 77056

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit Agreement, dated as of September 26, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement") among CorEnergy Infrastructure Trust, Inc., the Guarantors party thereto from time to time, Regions Bank (the "Agent") on behalf of itself and the other Lenders party thereto (all capitalized terms not otherwise defined herein shall have the meanings ascribed thereto under the Credit Agreement).

The undersigned Principal Financial Officer of Borrower, in his capacity as such, hereby certifies and warrants to the Agent and the Lenders as follows:

I.	The undersigned is a duly qualified and acting Principal Financial Officer of Borrower and is familiar with the financial statements and financial affairs of Borrower and the other Loan Parties. The undersigned is authorized to execute this Borrowing Base Certificate on behalf of Borrower.

II.	Attached hereto as Schedule 1 are true and correct computations of the Borrowing Base under the Credit Agreement as of the date set forth below.

Borrower, on behalf of each Loan Party, further represents and warrants to the Agent and the Lenders that the representations and warranties contained in §6 of the Credit Agreement are true and correct in all material respects on and as of the date of this Borrowing Base Certificate as if made on and as of the date hereof (except to the extent of changes resulting from transactions not prohibited by the Loan Documents, or except to the extent that such representations and warranties relate expressly to an earlier date, in which latter case such representations and warranties are true and correct in all material respects as of such earlier date), and that no Default or Event of Default has occurred and is continuing, except as disclosed in an attachment to this Borrowing Base Certificate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Borrowing Base Certificate]
1

IN WITNESS WHEREOF, Borrower has caused this Borrowing Base Certificate to be executed and delivered on this ___ day of __________, 20____.

CORENERGY INFRASTRUCTURE TRUST, INC.

By:
Name:
Its:
[Borrowing Base Certificate]
2

Schedule 1 to Borrowing Base Certificate

[Borrowing Base Certificate]
3

Schedule 1 to Exhibit E

Regions Bank
Energy & Natural Resources Group
1717 St. James Place, Suite 500
Houston TX 77056

CORENERGY INFRASTRUCTURE TRUST, INC.

BORROWING BASE CERTIFICATE AS OF ______________, 20__

	Eligible Assets	Borrowing Base Value

1.	$
2.	$

3.	Total Borrowing Base	$

4.	Total Aggregate Commitment	$

	Official Reported Borrowing Base (Lessor of Line 3 and 4)	$

	Revolver Balance per Last Report	$

	Less: Net Payments	$

	Plus: Advances	$

	Revolver Balance as of (month end)	$

	Plus: Outstanding Letters of Credit	$

Other

	Total Balance	$

	Availability/(Deficit)	$

Borrowing Base Value Worksheet

Lesser of
	Eligible Assets	Cost	Appraised Value	Appraisal Supports Cost?	Eligible Capital Expenditures	50% of Cost	50% of Eligible Capital Expenditures	50% of Cost/ Capital Expenditures	4.0x NTM EBITDA
1.		$	$	[Yes/No/NA]	$	$	$	$	$
2.		$	$	[Yes/No/NA]	[$/NA]	[$/NA]	[$/NA]	[$/NA]	[$/NA]

EXHIBIT F
PATRIOT ACT AND OFAC TRANSFEREE AND
ASSIGNEE IDENTIFYING INFORMATION FORM

1.    Patriot Act Checklist

ADDITIONAL LENDER REQUIRED INFORMATION
Name:
Identification (a) (US Company) TIN (b) (Non-US) Gov't issued document certifying existence	(a) ______________ (b) _____________
Phone Number
BUSINESS REPRESENTATIVE REQUIRED INFORMATION PERSON WHO WILL EXECUTE DOCUMENTS
Name
Residential Address
Date of Birth
Form of Identification (a) (US Citizen) Social Security Number (b) (No-US) TIN, Passport Number (country of issuance, number & date), or Alien Identification Number	(a) ____________ (b) ____________

[Patriot and OFAC Form]
1

2.            OFAC Checklist:

Name:
Co-Lenders
General Partner/Managing Member/Trustee
Limited Partners/Members/Beneficiaries

[Patriot and OFAC Form]

2

Exhibit G
Form of Joinder Agreement (Guarantor)
THIS JOINDER AGREEMENT ("Joinder Agreement") is executed as of _______________ _____, 20_____, by ____________________, a ________________("Joining Party"), and delivered to Regions Bank ("Regions"), as Agent, pursuant to §5.1(a) of the Revolving Credit Agreement dated as of September 26, 2014 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement"), among CorEnergy Infrastructure Trust, Inc., the Guarantors from time to time a party thereto, Regions, for itself and as LC Issuer and the Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.

RECITALS

(A)            Joining Party is required, pursuant to §5.1(a) of the Credit Agreement, to become an additional Guarantor under the Credit Agreement and a party to all the other Loan Documents to which any such existing Guarantor is a party, including, without limitation, the Credit Agreement and the guaranty provisions thereof.

(B)            Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Credit Agreement.

NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Joining Party agrees as follows:

AGREEMENT

1.            Joinder. By this Joinder Agreement, the Joining Party hereby becomes a "Guarantor" under the Credit Agreement and agrees to be jointly and severally liable for all the Obligations of a Guarantor now or hereafter incurred under the Credit Agreement and the other Loan Documents. Joining Party agrees that Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Guarantor under the Credit Agreement and the other Loan Documents, including, without limitation, the terms and provisions of §34 of the Credit Agreement.

2.            Representations and Warranties of Joining Party. Joining Party represents and warrants to Agent and Lenders that, as of the Effective Date (as defined below), except as disclosed in writing by Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement), the representations and warranties made by Joining Party as a Guarantor under the Credit Agreement are true and correct in all material respects as applied to Joining Party as a Guarantor on and as of date hereof (except to the extent such representations and warranties expressly relate to an earlier date). As of the

[Joinder Agreement]
1

Effective Date, Joining Party hereby represents and warrants that no Default or Event of Default shall be caused by the joinder of it provided for hereunder.

3.            Further Assurances. Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request to evidence its joinder as a Guarantor under the Loan Documents.

4.            GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

5.            The effective date (the "Effective Date") of this Joinder Agreement is _____________, 20___.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the Effective Date.

JOINING PARTY

a
By:
Name:
Title:
ACKNOWLEDGED:

REGIONS BANK, as Agent

By:
Name:
Title:

[Joinder Agreement]

2

EXHIBIT H-1

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
 (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of September 26, 2014 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CorEnergy Infrastructure Trust, Inc., the Guarantors from time to time a party thereto, Regions Bank, for itself and as LC Issuer and the Agent, and the other Lenders from time to time party thereto.

Pursuant to the provisions of §4.4(g)A.iii of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Revolving Loan(s) (as well as any Note(s) evidencing such Revolving Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: __________, 20[ ]

[U.S. Tax Compliance Certificate]
1

EXHIBIT H-2

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of September 26, 2014 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CorEnergy Infrastructure Trust, Inc., the Guarantors from time to time a party thereto, Regions Bank, for itself and as LC Issuer and the Agent, and the other Lenders from time to time party thereto.

Pursuant to the provisions of §4.4(g)A.iv of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: __________, 20[ ]

[U.S. Tax Compliance Certificate]
1

EXHIBIT H-3

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of September 26, 2014 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CorEnergy Infrastructure Trust, Inc., the Guarantors from time to time a party thereto, Regions Bank, for itself and as LC Issuer and the Agent, and the other Lenders from time to time party thereto.

Pursuant to the provisions of §4.4(g)A.iv of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NAME OF PARTICIPANT]

By:
Name:
Title:

Date: __________, 20[ ]

[U.S. Tax Compliance Certificate]
1

EXHIBIT H-4

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of September 26, 2014 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CorEnergy Infrastructure Trust, Inc., the Guarantors from time to time a party thereto, Regions Bank, for itself and as LC Issuer and the Agent, and the other Lenders from time to time party thereto.

Pursuant to the provisions of §4.4(g)A.iv of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Revolving Loan(s) (as well as any Note(s) evidencing such Revolving Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Revolving Loan(s) (as well as any Note(s) evidencing such Revolving Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: __________, 20[ ]

[U.S. Tax Compliance Certificate]
1

SCHEDULE 1
LENDERS SCHEDULE
	Commitment Percentage	Commitment
Domestic Lending Office:

Regions Bank	100.000000000%	$30,000,000.00
Address
3050 Peachtree Road NW, Suite 400
Atlanta, Georgia 30305
Tel: 404/279-7483
Fax: 404/995-7665

LIBOR Lending Office:

Same

TOTAL	100.000000000%	$30,000,000.00

SCHEDULE 6.1(b)

Subsidiaries

Subsidiary	Jurisdiction

Restricted
CorEnergy BBWS, Inc.	Delaware
CorEnergy GP, LLC	Delaware
CorEnergy Operating Partnership, LP	Delaware
Corridor Bison, LLC	Delaware
Corridor Private Holdings, Inc.	Delaware
Corridor Public Holdings, Inc.	Delaware
Hunton Corridor, LP	Delaware
Hunton GP, LLC	Delaware
LCP Oregon Holdings, LLC	Delaware
Mowood Corridor, Inc.	Delaware

Unrestricted
Mowood, LLC	Delaware
Omega Pipeline Company	Delaware
Pinedale Corridor, LP	Delaware
Pinedale GP, Inc.	Delaware

Equity Interests
Entity	Jurisdiction	Interest Holder
Lightfoot Capital Partners GP LLC	Delaware	Corridor Private Holdings, Inc.
Lightfoot Capital Partners, LP	Delaware	Corridor Private Holdings, Inc.
VantaCore Partners LP	Delaware	Corridor Private Holdings, Inc.
LONESTAR Midstream Partners, LP	Delaware	CorEnergy Infrastructure Trust, Inc.

SCHEDULE 6.7

Litigation

None.

SCHEDULE 6.10

Tax Audits

None.

SCHEDULE 6.15

Transactions with Affiliates

Management Agreement, by and between the Borrower and Corridor InfraTrust Management, LLC, dated December 1, 2011, as amended.

Advisory Agreement, by and among the Borrower, Tortoise Capital Advisors, L.L.C., and Corridor InfraTrust Management, LLC, dated December 1, 2011, as amended.

Second Amended Administration Agreement, by and between the Borrower and Tortoise Capital Advisors, L.L.C., dated December 1, 2011, as amended.

SCHEDULE 6.20(f)

Unresolved Real Estate Claims or Disputes

None.

SCHEDULE 6.20(g)

Material Real Estate Agreements

None.